UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

Annual Report	October 31, 2014

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

TABLE OF CONTENTS
Management’s Discussion and Analysis of Fund Performance (unaudited)	1
Schedules of Investments	8

The Cornerstone Advisors Funds files their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-888-762-1442; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Global Public Equity Fund

The Cornerstone Advisors Global Public Equity Fund (the “Fund”) reached its two year anniversary on August 30, 2014. Since inception, the fund has grown from $507 million in initial assets on August 31, 2012, to $803 million at fiscal year-end, October 31, 2014. The Fund has performed within expectations for the time period and market conditions and is ahead of the MSCI All Country World Index (“ACWI”) (“Fund benchmark”) since inception.

Fund performance was 7.96% for the fiscal year versus the Fund benchmark at 7.77%. The Global Opportunistic Module was the best performer at 11.91%. Style Specialists Module gained 8.34% for the year and Global Structured Module also contributed positively to performance at 7.96%. While we are disappointed that performance of this Module was not stronger, it is important to note that this particular Module continued to face headwinds. The underlying sub-advisor (Parametric) was systematically underweight to some of the best performing markets, including the U.S. Large Cap and overweight some of the worst performing markets, including Emerging Markets. Given the market environment and our thorough understanding of the strategy, we are not overly concerned that the Module trailed the Fund Benchmark and believe this shows the diversification benefit of the three Modules.

During the fiscal year no changes were made to the underlying sub-advisers.

Global Public Equity markets had a more normal fiscal year when compared to the gains experienced globally in 2013. We continue to believe that a diversified global approach is appropriate. The underlying funds and sub-advisors will continue to select the geographic region, investment style, and market capitalization in which they wish to invest. This results in the Fund being designed to participate in the economic growth of multiple regions, currencies, and economic sectors. While the benchmark (MSCI ACWI) is a market capitalization weighted index designed to measure the equity market performance of 22 developed and 23 emerging markets, the Fund is agnostic to market capitalization weighting and is not bound to the 45 countries defined by the benchmark. Therefore, some level of deviation is expected. We look forward to sharing periodic updates on the Cornerstone Advisors Global Public Equity Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Global Public Equity Fund	7.96%	16.76%
MSCI ACWI [3]	7.77%	15.56%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Global Public Equity Fund, versus the MSCI ACWI

1	For the year ended October 31, 2014. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return and annualized inception to date return as of 09/30/2014 are 9.75% and 16.49%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 1.03%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Income Opportunities Fund

The Cornerstone Advisors Income Opportunities Fund (the “Fund”) reached its two year anniversary on August 30, 2014. Since inception, the fund has grown from $114 million in initial assets on August 31, 2012, to $163 million at fiscal year-end, October 31, 2014. The Fund has performed within expectations for the time period and market conditions and is ahead of the Blended Index Benchmark (50/50 Hybrid of the MSCI ACWI and Barclays U.S. Aggregate Indices (“Fund benchmark”), since inception.

Fund performance was 7.73% for the fiscal year versus the Blended Index Benchmark at 6.03%. The Master Limited Partnership Income Module was the best performer at 13.14% with Convertible Securities second at 10.36%. The Global High Yield and Emerging Markets Local Debt Modules also contributed positively to performance at 6.77% and 3.07%.

During the fiscal year no changes were made to the underlying sub-advisers.

Going forward, we expect the fund to continue to focus on providing current income from niche strategies that we believe are underutilized in investor portfolios today. While we expect the variability of returns to be higher than those of traditional core fixed income, we also expect less sensitivity to rising rates. We look forward to sharing periodic updates on the Cornerstone Advisors Income Opportunities Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Income Opportunities Fund	7.73%	10.37%
50/50 Hybrid of the following Indices:	6.03%	8.49%
MSCI ACWI [3]	7.77%	15.56%
Barclays U.S. Aggregate Index [4]	4.14%	1.65%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Income Opportunities Fund, versus a 50/50 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2014. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP investments in the energy industry entail significant risk and volatility. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

One year return and annualized inception to date return as of 09/30/2014 are 10.55% and 11.00%, respectively. Gross expense ratio from the most

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

recent prospectus is 1.01%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Public Alternatives Fund

The Cornerstone Advisors Public Alternatives Fund (the “Fund”) reached its two year anniversary on August 30, 2014. Since inception, the Fund has grown from $293 million in initial assets on August 31, 2012, to $430 million at fiscal year-end, October 31, 2014. Despite trailing the Blended Index Benchmark (60/40 Hybrid of the MSCI ACWI/Barclays U.S. Aggregate Indices (“Fund Benchmark”)), the fund has performed within expectations for the time period, market conditions, and relative to Strategy Module specific benchmarks.

Fund performance was 4.98% for the fiscal year versus the Blended Index Benchmark at 6.39%. The Global Macro Module was the best performer at 8.09%. This outperformed the Strategy Module Benchmark, the HFRX Macro/CTA Index, which gained only 3.45% for the same period. The Arbitrage Module returned 4.53% for the same period and outperformed the Strategy Module Benchmark, the HFRX Absolute Return Index, which returned 2.19%.

Performance difference between the Blended Index Benchmark and Strategy Module Benchmarks highlight the difference in how this fund was constructed in comparison to traditional public equity and U.S. fixed income, of which the Blended Index Benchmark is comprised. We designed this fund to exhibit a lower correlation to traditional public equity and U.S. fixed income markets and in that respect the fund has performed as expected. While the recent market environment has been favorable to traditional public equity and, to a lessor extent, U.S. fixed income, we believe that the fund is positioned to capture a broad opportunity set that can benefit in differing market environments going forward.

During the fiscal year, a number of changes were made to the fund to incorporate new mutual fund strategies that had been recently launched and sub-advised accounts that were custom designed for the Fund. We think this design adds additional diversification and exposure to a variety of niche alternative asset classes and strategies. In the Global Macro Module we sold AQR Risk Parity Fund (AQRIX) and AQR Managed Futures Fund (AQMIX) and added AQR Managed Futures Strategy HV (QMHIX), ASG Managed Futures Fund (ASFYX), and PowerShares S&P 500 Downside Hedge Exchange Traded Fund (PHDG). In the Arbitrage Module we terminated Turner Spectrum (sub-adviser) and added AQR Style Premia (QSPIX), AJO Partners Emerging Market Long/Short (sub-adviser), Numeric Investors Integrated Alpha (sub-adviser), and Wells Fargo Portfolio Risk Advisors Option Strategy (sub-adviser).

In the coming year we will continue to monitor the investment universe for compelling strategies that may be appropriate for the fund; however, we do not expect to make anywhere near the number of changes that were implemented this year. We look forward to sharing periodic updates on the Cornerstone Advisors Public Alternatives Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Public Alternatives Fund	4.98%	3.54%
60/40 Hybrid of the following Indices:	6.39%	9.89%
MSCI ACWI [3]	7.77%	15.56%
Barclays U.S. Aggregate Index [4]	4.14%	1.65%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Public Alternatives Fund, versus a 60/40 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2014. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. With short sales, you risk paying more for a security than you received from its sale. Short sale losses are potentially unlimited. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, arbitrage and leverage, which can increase volatility and decrease performance.

One year return and annualized inception to date return as of 09/30/2014 are 6.04% and 3.44%, respectively. Gross expense ratio from the most recent prospecuts is 2.07%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Real Assets Fund

The Cornerstone Advisors Real Assets Fund the (the “Fund”) reached its two year anniversary on August 30, 2014. Since inception, the Fund has grown from $115 million in initial assets on August 31, 2012, to $156 million at fiscal year-end, October 31, 2014. Despite trailing the Blended Index Benchmark (67/33 Hybrid of the MSCI ACWI/Barclays U.S. Aggregate Indices (“Fund Benchmark”)), the fund continued to perform within expectations for the time period, market conditions, and relative to Strategy Module specific benchmarks.

Fund performance was 4.94% for the fiscal year versus the Blended Index Benchmark at 6.64%. The Master Limited Partnership Total Return Module was the best performer at 19.07%. Inflation Protected Securities Module benefitted from declining interest rates and was up 1.47% over the period. The Diversified Commodities Module was the only negative performer, losing 3.44%. While this decline detracted from Fund performance, we are encouraged that the Module outperformed the Strategy Module Benchmark, the Bloomberg Commodity Index, by 2.50%.

During the fiscal year several changes were made to the Diversified Commodities Module. During the second quarter of 2014 PIMCO Commodity Real Return (PCRIX) was sold and replaced by a combination of PIMCO Commodities Plus (PCLIX) and AQR Risk-Balanced Commodities (ARCIX). The changes were made for three primary reasons 1) Reduce the overall Fund exposure to inflation linked bonds, 2) Increase exposure to “third generation” indices like the Credit Suisse Commodity Index which PIMCO Commodities Plus manages their strategy against, and 3) Add a strategy that can take long or short positions in commodities as a complement to PIMCO.

In the coming year we plan to explore the potential of adding a fourth Module to the Fund. Early research is being conducted to test the potential benefits of Emerging Market Currencies. We look forward to sharing periodic updates on the Cornerstone Advisors Real Assets Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Real Assets Fund	4.94%	1.86%
67/33 Hybrid of the following Indices:	6.64%	10.87%
MSCI ACWI [3]	7.77%	15.56%
Barclays U.S. Aggregate Index [4]	4.14%	1.65%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Real Assets Fund, versus a 67/33 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2014. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 22 developed and 23 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP investments in the energy industry entail significant risk and volatility. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of an inflation protected security tends to decrease when real interest rates increase, and tends to increase when real interest rates decrease. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

One year return and annualized inception to date return as of 09/30/2014 are 7.52% and 2.92%, respectively. Gross expense ratio from the most recent prospectus is 1.02%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.6%
	Shares	Value
ARGENTINA — 0.0%
Ternium ADR	13,966	$307,392

AUSTRALIA — 1.5%
Abacus Property Group ‡	45,505	108,120
Adelaide Brighton	18,475	54,627
AGL Energy	25,944	310,271
Amcor	49,284	508,297
Asciano	10,297	56,815
ASX	3,239	102,583
Aurizon Holdings	105,674	435,209
Beach Energy	76,157	78,076
BHP Billiton	17,576	525,257
Brambles	12,272	102,918
carsales.com	9,347	87,518
Coca-Cola Amatil	7,483	60,253
Commonwealth Bank of Australia	3,839	271,888
Computershare	5,353	57,800
Crown Resorts	20,790	264,732
CSL	11,966	844,410
Domino’s Pizza Enterprises	10,656	253,938
DUET Group	49,320	106,768
DuluxGroup	22,574	106,279
Echo Entertainment Group	23,819	79,651
Fortescue Metals Group	23,148	71,296
G8 Education	129,792	569,944
Goodman Fielder *	99,330	55,943
GUD Holdings	3,733	23,521
Harvey Norman Holdings	41,878	140,041
Iress	11,306	98,199
JB Hi-Fi	4,199	57,681

COMMON STOCK — continued
	Shares	Value
AUSTRALIA (continued)
Lend Lease Group	45,700	$629,785
Mineral Resources	181,741	1,359,427
Myer Holdings	5,167	8,821
National Australia Bank	8,136	250,518
Newcrest Mining	4,891	40,114
Orica	3,708	67,219
Origin Energy	15,683	196,942
Orora	59,340	90,601
Pacific Brands Limited *	29,197	12,076
Ramsay Health Care	4,029	185,218
Rio Tinto	6,377	339,008
Scentre Group ‡ *	7,319	22,800
Seek	3,445	50,234
Southern Cross Media Group	57,479	49,570
Spark Infrastructure Group	77,076	128,871
STW Communications *	46,449	46,189
Suncorp Group	6,044	77,919
Tatts Group	73,175	223,448
Telstra	153,923	762,598
Ten Network Holdings *	37,896	7,337
TPG Telecom	62,563	399,704
Transurban Group	29,250	209,267
Treasury Wine Estates	17,023	69,659
UGL	9,155	56,073
Village Roadshow	1,351	8,346
Wesfarmers	4,037	156,811
Westfield ‡	5,874	40,939
Westpac Banking	7,460	228,324
Woodside Petroleum	9,244	326,447
Woolworths	18,016	570,749
WorleyParsons	6,036	72,027

		12,119,076

AUSTRIA — 0.2%
ams	10,828	387,136
ANDRITZ	2,357	113,775
BUWOG	1,109	20,471
Conwert Immobilien Invest	8,493	94,073
Erste Group Bank	2,944	74,929
Immobilien Anlagen	7,359	140,865
OMV	12,800	402,371
Raiffeisen Bank International	2,910	62,066
Schoeller-Bleckmann Oilfield Equipment	1,010	87,130

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
AUSTRIA (continued)
Verbund	3,042	$61,470
Voestalpine	2,972	119,012

		1,563,298

BELGIUM — 0.9%
Anheuser-Busch InBev	27,226	3,006,157
Belgacom	6,648	250,844
Cnfinimmo Real Estate Management Services ‡ *	1	116
Colruyt	338	15,394
Delhaize Group	4,259	290,929
Groupe Bruxelles Lambert	4,211	375,987
Ontex Group *	50,559	1,254,487
Solvay	2,184	297,498
Telenet Group Holding *	1,606	90,817
UCB	22,317	1,800,764

		7,382,993

BRAZIL — 0.9%
Aliansce Shopping Centers	6,800	49,946
AMBEV ADR	39,249	262,183
Arezzo Industria e Comercio	5,300	61,387
Arteris	1,200	7,434
B2W Cia Digital *	24,402	317,889
Banco Bradesco ADR	44,073	660,214
Banco do Brasil	42,800	478,972
BR Malls Participacoes	1,100	8,834
BRF	25,371	660,308
CCR	28,100	209,227
Centrais Eletricas Brasileiras	10,900	27,361
Cia de Saneamento Basico do Estado de Sao Paulo	4,400	34,431
Cia de Saneamento de Minas Gerais	5,700	64,915
Cia Energetica de Minas Gerais ADR	12,405	71,701
Cia Hering	1,100	11,098
Cia Paranaense de Energia ADR	15,850	223,485
Cielo	27,480	451,254
CPFL Energia	12,700	95,331
CSU Cardsystem	14,100	20,428
EcoRodovias Infraestrutura e Logistica	18,700	83,618
Embraer	11,400	110,370
Equatorial Energia	9,400	95,900
Estacio Participacoes	5,900	68,336
Eternit	17,800	24,927
Even Construtora e Incorporadora	21,000	45,426

COMMON STOCK — continued
	Shares	Value
BRAZIL (continued)
Fleury *	8,100	$53,708
Gerdau ADR	95,000	430,350
Industrias Romi	43,400	60,251
Itau Unibanco Holding ADR	15,907	234,787
JHSF Participacoes	100	127
Kepler Weber	600	11,259
Kroton Educacional	44,113	314,393
Light	1,000	8,213
Linx	8,979	186,545
Localiza Rent a Car	600	8,649
Lojas Renner	1,200	35,934
Magazine Luiza *	18,200	60,595
Marfrig Global Foods *	8,400	20,509
MRV Engenharia e Participacoes	7,800	25,812
Multiplan Empreendimentos Imobiliarios	6,097	126,103
Natura Cosmeticos	4,200	61,019
Odontoprev	16,200	58,513
PDG Realty Empreendimentos e Participacoes *	109,700	54,011
Petroleo Brasileiro ADR	14,288	167,170
Qualicorp *	10,429	106,062
Souza Cruz	6,900	55,748
Tim Participacoes	49,100	266,910
Ultrapar Participacoes	10,000	218,128
Vale ADR, Cl B	58,230	587,541
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	10,166	163,204
WEG	900	10,617

		7,471,133

CANADA — 3.2%
Agnico Eagle Mines	314	7,400
Agrium	1,176	115,059
Alimentation Couche-Tard, Cl B	5,413	183,707
Allied Properties ‡	3,039	95,912
Bank of Montreal	1,400	101,523
Bank of Nova Scotia	1,600	97,983
Bankers Petroleum *	359,100	1,379,622
Barrick Gold	14,335	170,181
BCE	1,715	76,160
BlackBerry *	2,777	29,173
Bonterra Energy	2,637	118,554
Brookfield Asset Management, Cl A	2,700	132,167

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
CANADA (continued)
Brookfield Property Partners	2,589	$59,129
Cameco	25,150	437,107
Canadian Imperial Bank of Commerce	3,500	319,520
Canadian National Railway	5,587	393,898
Canadian Natural Resources	244	8,515
Canadian Pacific Railway	23,994	4,988,447
Canfor *	552	12,852
Canyon Services Group	13,388	129,360
Capital Power	5,173	117,409
Catamaran *	3,034	144,559
CCL Industries, Cl B	9,073	917,242
Celestica *	45,400	498,693
Cenovus Energy	3,333	82,478
CGI Group, Cl A *	4,844	166,288
China Gold International Resources *	9,434	18,080
CI Financial	7,500	218,069
Cogeco Cable	1,155	62,984
Concordia Healthcare	48,599	1,821,843
DeeThree Exploration *	19,391	110,629
Domtar	2,546	104,564
Eldorado Gold	10,651	58,214
Empire	623	43,100
Enbridge	3,400	160,882
Fairfax Financial Holdings	200	91,377
FirstService	4,739	250,437
Freehold Royalties	2,843	52,973
Goldcorp	3,294	61,815
Gran Tierra Energy *	51,500	234,840
Husky Energy	3,394	81,940
IGM Financial	4,506	180,232
Imperial Oil	8,879	427,229
International Forest Products *	9,339	142,026
Intertape Polymer Group	16,123	236,184
Kinross Gold *	2,537	5,425
Laurentian Bank of Canada	2,226	97,924
Linamar	4,742	242,223
Lions Gate Entertainment	347	11,496
Loblaw	1,249	65,074
MacDonald Dettwiler & Associates	1,486	113,311
Manulife Financial	10,800	204,970
Mullen Group	5,580	108,426
National Bank of Canada	2,640	123,398
Open Text	5,559	307,038

COMMON STOCK — continued
	Shares	Value
CANADA (continued)
Pacific Rubiales Energy	539	$8,130
Parex Resources *	2,895	26,534
Parkland Fuel	5,723	111,967
Pason Systems	13,652	326,688
Pembina Pipeline	10,200	423,186
Points International *	14,350	215,106
Potash Corp of Saskatchewan	2,297	78,405
Progessive Waste Solutions *	4,439	129,659
Quebecor, Cl B	5,400	138,611
Rogers Communications, Cl B	12,022	452,058
Royal Bank of Canada	1,600	113,585
Secure Energy Services	17,488	323,832
SEMAFO	2,382	5,812
Seven Generations Energy *	40,458	814,868
Shaw Communications, Cl B	34,755	892,427
Silver Wheaton	469	8,152
SNC-Lavalin Group	212	9,134
Stantec	3,827	242,479
Sun Life Financial	4,300	152,954
Suncor Energy	2,743	97,400
Thomson Reuters	3,000	111,610
Tim Hortons	3,506	284,076
TransCanada	13,272	654,150
Valeant Pharmaceuticals International *	26,796	3,564,300
Yamana Gold	1,335	5,318

		25,610,082

CHILE — 0.2%
Aguas Andinas, Cl A	13,860	8,358
Banco Santander Chile ADR	4,723	100,080
Besalco	47,205	31,584
CAP	10	96
Cencosud	2,850	8,102
Clinica LAS Condes *	1,575	107,847
Colbun	46,100	12,534
Corpbanca	12,254,200	164,747
Empresa Nacional de Electricidad	21,040	32,938
Empresas COPEC	9,620	116,862
Enersis	165,810	52,995
ENTEL Chile	7,770	84,005
Latam Airlines Group *	10,420	125,257
SACI Falabella	11,920	87,385
Sociedad Quimica y Minera de Chile ADR	3,744	88,845

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
CHILE (continued)
Sonda	17,990	$43,679
Vina Concha y Toro	58,530	112,702

		1,178,016

CHINA — 3.3%
21Vianet Group ADR *	180	3,766
361 Degrees International	90,000	25,764
Agricultural Bank of China, Cl H	532,000	246,958
Air China, Cl H	40,000	25,892
Alibaba Group Holding ADR *	51,271	5,055,320
Anhui Conch Cement, Cl H	56,500	185,051
Anton Oilfield Services Group	138,000	29,183
Baidu ADR *	11,975	2,859,271
Bank of China, Cl H	1,511,000	722,850
Bank of Communications, Cl H	355,000	265,959
BBMG, Cl H	14,500	10,246
Bitauto Holdings ADR *	2,256	188,872
BYD Electronic International	17,000	20,233
China Coal Energy, Cl H	52,000	31,850
China Communications Construction, Cl H	206,000	158,050
China Communications Services, Cl H	792,000	371,737
China Construction Bank, Cl H	1,593,000	1,187,281
China Datang Renewable Power, Cl H	136,000	19,641
China King-Highway Holdings *	43,702	148,845
China Life Insurance, Cl H	44,000	131,629
China Medical System Holdings	74,843	138,005
China Merchants Holdings International	12,000	37,910

China Mobile	184,099	2,290,807
China National Building Material, Cl H	204,000	189,134
China Oilfield Services, Cl H	38,000	79,282
China Petroleum & Chemical, Cl H	268,000	232,228
China Precious Metal Resources Holdings *	524,000	55,406
China Railway Construction, Cl H	70,500	73,999
China Railway Group, Cl H	177,000	109,096
China Rongsheng Heavy Industries Group Holdings *	46,500	7,435
China Shenhua Energy, Cl H	29,500	83,116
China Shineway Pharmaceutical Group	340,000	612,909
China Shipping Container Lines, Cl H *	42,000	11,969

COMMON STOCK — continued
	Shares	Value
CHINA (continued)
China Shipping Development, Cl H	24,000	$15,783
China Southern Airlines, Cl H	152,000	53,312
China Telecom, Cl H	752,000	479,021
China Unicom Hong Kong	268,000	402,943
Chongqing Rural Commercial Bank, Cl H	927,000	445,860
CNOOC	200,000	314,114
Coolpad Group	83,288	17,828
Country Garden Holdings	106,000	41,689
Dongfeng Motor Group, Cl H	117,581	181,637
Dongyue Group	22,000	8,283
ENN Energy Holdings	10,000	64,860
Evergrande Real Estate Group	177,000	68,014
Fosun International *	77,500	91,839
Golden Eagle Retail Group	8,000	9,800
Great Wall Motor, Cl H	60,123	263,590
Guangdong Electric Power Development, Cl B	17,309	11,227
Huadian Power International, Cl H	232,000	177,100
Huaneng Power International, Cl H	140,000	171,860
Hunan Nonferrous Metal, Cl H *	64,000	20,549
Industrial & Commercial Bank of China, Cl H	481,000	318,179
Inner Mongolia Yitai Coal, Cl B	100	161
Intime Retail Group	10,500	9,153
Jiangxi Copper, Cl H	32,000	56,860
Kingsoft	18,000	42,475
NetEase ADR	472	44,708
New Oriental Education & Technology Group ADR *	779	16,826
PetroChina, Cl H	598,000	748,738
PetroChina ADR	1,583	198,666
Ping An Insurance Group of China, Cl H	32,233	263,304
Shandong Weigao Group Medical Polymer, Cl H	84,000	84,702
Shimao Property Holdings	5,500	11,830
Sihuan Pharmaceutical Holdings Group	122,000	97,378
Sinopec Shanghai Petrochemical, Cl H	42,000	13,052
Sinopharm Group, Cl H	33,078	129,239
Sinotrans, Cl H	677,138	536,985
SouFun Holdings ADR	5,263	51,314
Stella International Holdings	39,000	111,893

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
CHINA (continued)
Sun Art Retail Group	60,000	$64,215
Sunac China Holdings	70,437	60,944
Tencent Holdings	228,685	3,644,735
Tingyi Cayman Islands Holding	50,000	124,304
Uni-President China Holdings	1,000	925
Vipshop Holdings ADR *	2,108	483,343
Want Want China Holdings	191,000	260,573
WuXi PharmaTech Cayman ADR *	700	26,390
Yangzijiang Shipbuilding Holdings	1,000	880
Yanzhou Coal Mining, Cl H	64,000	53,807
Yingde Gases Group	73,500	57,529
Zhaojin Mining Industry	86,500	45,954
Zijin Mining Group, Cl H	354,000	90,838

		26,098,903

CZECH REPUBLIC — 0.1%
AVG Technologies *	14,500	259,840
CEZ	14,100	389,993

		649,833

DENMARK — 0.4%
AP Moeller — Maersk, Cl B	165	384,477
Carlsberg, Cl B	1,045	92,017
Coloplast, Cl B	6,320	550,120
Danske Bank	11,622	318,751
Genmab *	5,968	260,142
Novo Nordisk, Cl B	7,100	321,201
Novozymes, Cl B	2,620	121,527
Pandora	6,266	527,486
TDC	23,457	178,944
Tryg	3,316	358,426

		3,113,091

EGYPT — 0.0%
Commercial International Bank Egypt SAE	33,703	229,892

FINLAND — 0.3%
Fortum	15,044	348,580
Huhtamaki	10,799	312,472
Kesko, Cl B	2,659	100,697
Kone, Cl B	11,268	484,332
Neste Oil	2,700	58,365
Nokia	27,795	231,976
Nokian Renkaat	2,398	67,584
Orion, Cl B	2,384	80,932

COMMON STOCK — continued
	Shares	Value
FINLAND (continued)
Outokumpu	2	$14
Sampo, Cl A	13,490	645,263
Stora Enso, Cl R	14,793	121,886
Tikkurila	129	2,664
UPM-Kymmene	8,263	130,677

		2,585,442

FRANCE — 2.1%
Accor	2,340	98,264
Air Liquide	4,174	503,449
Airbus Group	6,293	375,377
Alcatel-Lucent *	65,433	200,729
Alten	2,681	114,633
AXA	32,101	740,585
BNP Paribas	3,996	251,080
Capital Gemini	462	30,372
Carrefour	5,089	149,037
Casino Guichard Perrachon	1,325	135,789
Christian Dior	923	163,262
Cie Generale des Etablissements Michelin	1,028	89,133
Credit Agricole	11,411	168,665
Danone	30,386	2,064,598
Dassault Systemes	6,242	395,566
Electricite de France	7,949	234,588
Essilor International	1,812	200,049
Eurofins Scientific	48	12,129
Eutelsat Communications	291	9,430
GDF Suez	17,889	433,892
Hermes International	3,619	1,120,634
Imerys	1,584	113,561
Ingenico	7,986	795,308
Kering	10,850	2,093,206
Lagardere	3,023	73,549
L’Oreal	1,373	215,244
LVMH Moet Hennessy Louis Vuitton	3,172	538,015
Montupet	1,759	136,379
Natixis	26,395	181,625
Numericable Group *	38,519	1,423,966
Orange	17,011	271,050
Orpea	751	45,767
Pernod Ricard	1,820	207,159
Rallye	2,346	90,754
Rubis	643	37,815
Safran	9,338	590,946

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
FRANCE (continued)
Sanofi	7,076	$653,164
Societe Generale	1,634	78,660
Sodexo	3,479	335,130
Technip	418	30,235
Teleperformance	8,293	522,320
Total	9,031	536,661
Unibail-Rodamco ‡	372	95,309
Virbac	1	223
Vivendi	21,253	518,681

		17,075,988

GERMANY — 2.6%
adidas	2,514	182,882
Allianz	6,295	999,482
Aurelius	7,779	270,221
BASF	9,917	872,906
Bayer	5,413	769,565
Bayerische Motoren Werke	8,163	872,777
Beiersdorf	3,081	249,263
Commerzbank *	10,679	160,789
Daimler	37,600	2,922,753
Deutsche Annington Immobilien	17,125	495,086
Deutsche Bank	2,734	85,242
Deutsche Boerse	2,034	138,941
Deutsche Post	3,793	119,091
Deutsche Telekom	55,546	836,681
Deutsche Wohnen	18,772	422,964
Dialog Semiconductor *	23,990	824,329
Drillisch	7,428	257,749
Duerr	1,543	108,031
E.ON	36,470	627,493
Freenet	24,006	628,285
Fresenius & KGaA	9,444	485,816
Fresenius Medical Care & KGaA	1,085	79,540
GAGFAH *	27,173	507,372
GEA Group	48,960	2,251,390
Gerry Weber International	2,262	90,793
HOCHTIEF	1,701	125,743
Infineon Technologies	16,530	160,351
Kabel Deutschland Holding	70	9,474
Krones	3,008	288,101
KUKA	6,428	403,970
KWS Saat	211	68,748
LEG Immobilien	6,544	451,443
Linde	48	8,851

COMMON STOCK — continued
	Shares	Value
GERMANY (continued)
Merk	2,170	$195,982
MorphoSys *	4,297	407,789
Muenchener Rueckversicherungs- Gesellschaft	755	148,400
OSRAM Licht *	721	25,262
Rheinmetall	10,100	433,495
RWE	7,539	266,986
SAP	8,670	589,307
Siemens	3,811	429,388
Stada Arzneimittel	11,800	454,631
Suedzucker	6,088	84,645
Wacker Chemie	1,221	147,241
Wirecard	2,699	96,580
Zalando * (A)	20,916	484,901

		20,540,729

GREECE — 0.3%
Alpha Bank AE *	109,059	71,067
Bavios Maritime Acquisition *	13,000	41,210
Diana Shipping *	2,000	16,900
Ellaktor	11,238	31,686
Eurobank Ergasias *	1,698,993	589,758
FF Group	1,514	49,518
GEK Terna Holding Real Estate Construction	7,794	19,925
Hellenic Exchanges Holdings *	2,333	15,699
Hellenic Petroleum	4,503	23,136
Hellenic Telecommunications Organization	12,382	139,804
Intralot -Integrated Lottery Systems & Services *	13,695	19,393
JUMBO	6,532	71,624
Marfin Investment Group Holdings *	140,608	37,179
Motor Oil Hellas Corinth Refineries	7,664	56,088
National Bank of Greece *	41,418	99,654
Navios Maritime Holdings	7,200	42,408
OPAP	3,246	39,335
Piraeus Bank *	28,150	40,920
Public Power	20,156	153,066
StealthGas *	30,168	253,411
Titan Cement	6,569	145,623
Tsakos Energy Navigation *	6,136	41,541

		1,998,945

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
HONG KONG — 2.1%
AIA Group	610,016	$3,402,022
Alibaba Pictures Group *	100,000	16,608
APT Satellite Holdings	324,000	471,264
ASM Pacific Technology	10,100	111,091
Beijing Enterprises Holdings	1,500	12,244
Beijing Enterprises Water Group *	461,797	330,487
Beijing Jingneng Clean Energy, Cl H	26,000	11,667
Belle International Holdings	49,000	62,362
Brilliance China Automotive Holdings	6,000	10,367
Cafe de Coral Holdings *	16,000	57,355
CAR *	308,667	452,942
Cheung Kong Holdings	9,000	159,687
China Agri-Industries Holdings	24,000	9,160
China Everbright International	7,000	9,658
China Foods	2,000	748
China Gas Holdings	92,000	164,660
China Mengniu Dairy	65,000	287,067
China Minsheng Banking, Cl H	11,400	11,422
China Modern Dairy Holdings *	31,000	13,671
China Oil & Gas Group	60,000	9,516
China Overseas Land & Investment	36,000	104,447
China Power New Energy Development *	160,000	11,141
China Resources Cement Holdings	14,000	9,514
China Resources Gas Group	8,000	22,849
China Resources Power Holdings	70,000	203,542
China State Construction International Holdings	4,000	6,179
CIMC Enric Holdings	26,000	26,117
CITIC	52,000	91,057
CLP Holdings	35,500	305,555
Comba Telecom Systems Holdings	176,880	81,197
CT Environmental Group	384,751	410,294
Galaxy Entertainment Group	269,923	1,842,959
Genesis Energy Holdings *	335,000	8,726
Global Brands Group Holding *	76,000	16,856
Guangzhou Automobile Group, Cl H	10,000	8,898
Haier Electronics Group	7,000	18,910
Haitong Securities, Cl H	151,200	259,306
Hang Seng Bank	21,700	367,676
HKT Trust and HKT	50,000	60,927
Honbridge Holdings *	60,000	10,367
Hong Kong & China Gas	232,980	543,760
Hong Kong Exchanges and Clearing	11,005	243,936

COMMON STOCK — continued
	Shares	Value
HONG KONG (continued)
Hongkong Land Holdings	8,000	$55,760
Hopewell Highway Infrastructure	3,000	1,447
Hopewell Holdings	60,000	212,762
Hopewell Hong Kong Properties *	1,240	—
Huabao International Holdings	983,000	702,220
Hutchison Whampoa	25,000	316,886
Hysan Development	19,000	86,607
Jardine Matheson Holdings	800	47,920
Jardine Strategic Holdings	500	17,815
Johnson Electric Holdings	125	423
Kunlun Energy	18,000	23,860
Lenovo Group	8,000	11,781
Li & Fung	76,000	92,609
Luye Pharma Group *	179,691	259,510
MGM China Holdings	81,682	262,262
MMG	48,000	16,031
MTR	53,500	217,997
Newocean Energy Holdings	36,000	16,944
Nexteer Automotive Group	95,000	84,524
Noble Group	117,000	108,831
Orient Overseas International	1,500	8,540
PAX Global Technology *	362,774	389,197
PCCW	174,000	110,613
Power Assets Holdings	44,500	429,498
Sands China	21,600	134,527
Shanghai Industrial Holdings	3,000	9,245
Shangri-La Asia	6,000	8,712
Shenzhen International Holdings	8,500	13,503
Shougang Fushan Resources Group	40,000	9,026
Sino Biopharmaceutical	140,000	140,990
Skyworth Digital Holdings	22,000	12,056
SmarTone Telecommunications Holdings	28,500	36,640
Sun Hung Kai Properties	8,000	119,250
Sunny Optical Technology Group	278,261	449,227
Superb Summit International Group *	75,000	16,151
Techtronic Industries	40,500	126,642
Tianneng Power International	520,000	185,735
Tonly Electronics Holdings	800	685
Towngas China	83,000	87,119
VTech Holdings	9,000	112,686
West China Cement	406,000	40,311
Wharf Holdings	13,000	96,052

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
HONG KONG (continued)
Wynn Macau	418,400	$1,510,635

		16,841,440

INDIA — 1.2%
Bharti Infratel	25,800	123,727
Ceat	4,606	65,028
Container Corp of India *	5,732	126,197
GAIL India GDR	12,900	683,700
Glenmark Pharmaceuticals	14,148	165,456
HCL Technologies	4,977	130,375
HDFC Bank ADR [1]	6,626	347,401
ICICI Bank ADR	37,854	2,133,451
Infosys ADR	12,169	813,619
ITC	21,290	123,163
Larsen & Toubro	10,614	286,172
Larsen & Toubro GDR	31,990	873,327
LIC Housing Finance *	44,739	263,807
Maruti Suzuki India	8,504	462,215
SKS Microfinance *	36,127	192,020
State Bank of India GDR	1,037	91,049
Tata Motors ADR	57,293	2,698,500
Ultratech Cement	4,364	181,131
Voltas	31,092	127,305
Wipro ADR	8,117	99,027

		9,986,670

INDONESIA — 0.4%
Adaro Energy	850,500	79,877
Agung Podomoro Land	2,798,300	81,738
Astra Agro Lestari	10,500	20,418
Astra Graphia	307,200	56,432
Astra International	163,000	91,380
Bank Central Asia	290,000	313,157
Bank Mandiri Persero	450,200	385,566
Bank Negara Indonesia Persero	297,500	146,473
Bank Rakyat Indonesia Persero	612,750	561,540
Elnusa	2,558,200	110,076
Energi Mega Persada *	14,621,400	136,716
Global Mediacom	145,000	23,517
Gudang Garam	17,000	81,237
Indocement Tunggal Prakarsa	25,500	50,641
Jasa Marga Persero	88,500	46,502
Matahari Department Store	168,796	204,273
Medco Energi Internasional	99,300	31,635

[1]	Securities held through a Mauritius Subsidiary.

COMMON STOCK — continued
	Shares	Value
INDONESIA (continued)
Mitrabahtera Segara Sejati	115,200	$11,677
Pakuwon Jati	2,905,500	108,190
Perusahaan Gas Negara Persero	20,500	10,093
Petrosea *	233,300	20,463
Tambang Batubara Bukit Asam Persero	25,500	27,325
Telekomunikasi Indonesia Persero	2,366,467	538,501
Tower Bersama Infrastructure	128,500	94,634
Unilever Indonesia	2,500	6,289
United Tractors	113,200	172,118

		3,410,468

IRELAND — 0.7%
Accenture PLC, Cl A	8,815	715,073
Actavis *	1,894	459,750
Bank of Ireland *	170,665	66,941
C&C Group PLC	940	4,186
CRH PLC	8,173	180,976
FleetMatics Group *	399	14,819
Fly Leasing ADR	81,301	1,006,506
Grafton Group	13,959	142,020
Horizon Pharma *	22,714	293,919
Icon PLC *	2,894	152,253
Kerry Group, Cl A	6,378	433,118
Kingspan Group	7,848	123,327
Pentair	5,960	399,618
Perrigo	311	50,211
Prothena PLC *	6,803	149,190
Seagate Technology	11,700	735,111
Trinity Biotech PLC ADR	13,577	236,240
Weatherford International *	24,850	408,037

		5,571,295

ISRAEL — 0.5%
Attunity *	20,682	184,897
Bank Hapoalim	56,010	288,331
Bank Leumi Le-Israel *	64,680	231,141
Delek Group	540	186,651
Elbit Systems	4,350	264,589
Mizrahi Tefahot Bank *	11,110	122,988
Mobileye *	3,264	169,761
Paz Oil	1	141
Stratasys *	19,110	2,300,080
Teva Pharmaceutical Industries ADR	517	29,195
The Israel Corporation *	1	488
Tower Semiconductor *	27,654	271,009

		4,049,271

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
ITALY — 0.8%
Assicurazioni Generali	11,532	$236,134
Atlantia	9,001	212,056
Brembo	7,453	246,849
CNH Industrial	296,236	2,412,980
De’ Longhi	5,901	115,211
Ei Towers *	938	47,018
Enel	17,053	86,976
Eni	28,735	612,157
ERG	4,679	53,621
Exor	3,879	168,918
Finmeccanica	4,519	40,717
Intesa Sanpaolo	66,399	194,540
Luxottica Group	2,698	137,370
Mediobanca	21,555	189,622
Pfeiffer Vacuum Technology	714	55,510
Pirelli & C.	16,341	218,702
Prysmian	3,775	65,283
Recordati	7,850	135,754
Snam	69,564	375,720
Sorin *	15,940	35,636
Telecom Italia	449,672	508,564
Terna Rete Elettrica Nazionale	74,168	373,447
UniCredit	13,234	95,530
Unione di Banche Italiane SCpA	14,386	112,583

		6,730,898

JAPAN — 3.8%
ABC-Mart	6,500	367,460
Aeon	9,200	89,645
Aica Kogyo	3,700	75,696
Air Water	8,000	125,066
Aisin Seiki	100	3,250
Alfresa Holdings	6,000	74,997
Amada	8,000	67,874
ANA Holdings	28,000	64,164
Asahi Group Holdings	2,000	61,019
Astellas Pharma	11,000	166,383
Bank of Kyoto	2,000	16,880
Bank of Yokohama	14,000	79,432
Bridgestone	2,900	94,274
Brother Industries	5,900	103,109
Calbee	15,145	525,845
Canon	4,100	123,703
Central Japan Railway	700	102,858
Chubu Electric Power	17,300	203,534

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Chugai Pharmaceutical	5,300	$161,135
Citizen Holdings	2,800	17,823
Cocokara Fine	100	2,393
Cosmo Oil	7,000	10,657
Credit Saison	600	12,264
Dai Nippon Printing	8,000	77,062
Daicel	12,000	136,319
Daihatsu Motor	1,000	13,942
Daikin Industries	200	12,133
Daiwa Securities Group	297,000	2,276,581
East Japan Railway	1,500	115,446
Electric Power Development	3,000	103,628
Fancl	7,300	99,305
Fast Retailing	100	35,936
FP	2,000	56,888
Frontier Real Estate Investment ‡	9	41,104
FUJIFILM Holdings	8,500	279,007
Fujitsu	2,000	11,830
Hamamatsu Photonics	2,600	116,199
Hino Motors	40,700	574,673
Hirose Electric	800	96,221
Hiroshima Bank	22,000	107,723
Hitachi	16,000	122,373
Hitachi Chemical	4,100	70,739
Hitachi Construction Machinery	100	1,990
Hitachi High-Technologies	8,796	260,767
Hitachi Koki	5,800	49,054
Hokkoku Bank	1,000	3,401
Hokuetsu Kishu Paper	22,000	89,704
Honda Motor	4,100	126,988
Hoshizaki Electric	5,906	280,775
House Foods Group	6,400	108,941
Hoya	3,700	128,714
Idemitsu Kosan	400	7,692
IHI	24,000	112,602
Isetan Mitsukoshi Holdings	11,200	149,067
Isuzu Motors	5,500	70,118
ITOCHU	11,300	134,453
Itoham Foods	19,000	97,093
Jaccs	24,000	139,310
Japan Exchange Group	1,500	35,869
Japan Tobacco	9,900	331,924
Joyo Bank	1,000	5,244
JSR	2,800	49,357

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
JX Holdings	80,300	$339,716
Kagoshima Bank	1,000	6,365
Kamigumi	7,000	66,245
Kaneka	12,000	64,634
Kansai Electric Power	24,200	234,729
Kansai Paint	8,000	119,724
Kao	3,200	122,630
Kawasaki Heavy Industries	17,000	65,079
KDDI	14,000	900,512
Keio	15,000	112,174
Kewpie	7,000	119,591
Keyence	500	233,608
Kikkoman	6,000	134,930
Kintetsu	3,000	10,309
Kirin Holdings	7,000	88,992
Kissei Pharmaceutical	1,900	48,631
Kobayashi Pharmaceutical	1,900	116,038
Koito Manufacturing	3,000	87,736
Komatsu	11,200	260,195
Kose	10,100	405,978
Koyo Seiko	6,000	92,464
Kubota	7,000	108,279
Kuraray	8,600	97,848
Kyowa Hakko Kirin	7,000	79,270
Kyushu Electric Power	13,400	142,560
Leopalace21 *	100	607
M3	20,891	342,588
Mabuchi Motor	3,023	255,135
Makita	1,300	71,640
Marubeni	17,000	107,154
Mazda Motor	2,200	49,866
Medipal Holdings	3,300	36,078
Minebea	20,773	273,336
Miraca Holdings	2,200	90,683
Mitsubishi	9,600	184,906
Mitsubishi Chemical Holdings	8,500	41,272
Mitsubishi Electric	9,000	111,894
Mitsubishi Estate	6,000	149,326
Mitsubishi Heavy Industries	2,000	12,172
Mitsubishi Logistics	3,000	44,469
Mitsubishi Materials	16,000	48,858
Mitsubishi Motors	1,000	10,087
Mitsubishi Tanabe Pharma	6,100	91,181
Mitsubishi UFJ Financial Group	41,700	234,701

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Mitsui	9,600	$142,344
Mitsui Chemicals	4,000	11,431
Mitsui Fudosan	3,000	93,679
Mitsui OSK Lines	15,000	46,205
Miura	8,100	93,025
Mizuho Financial Group	294,900	525,083
MonotaRO	1,000	25,747
Murata Manufacturing	22,360	2,429,591
NGK Spark Plug	4,000	102,381
NH Foods	6,000	135,411
NHK Spring	100	895
Nifco	8,072	251,879
Nihon M&A Center	12,668	358,076
Nintendo	100	10,603
Nippon Shinyaku	8,000	230,047
Nippon Telegraph & Telephone	18,600	1,141,253
Nippon Yusen	29,000	73,840
Nissan Motor	5,100	45,308
Nisshin Seifun Group	9,900	98,625
Nissin Foods Holdings	4,400	229,548
Nitori Holdings	2,100	131,805
Nitto Denko	1,800	95,396
NOF	23,000	149,887
NOK	9,380	233,070
Noritz	3,800	69,082
NS Solutions	5,300	159,484
NSK	8,000	101,349
NTT DOCOMO	26,700	442,603
Odakyu Electric Railway	12,000	110,893
Oji Holdings	2,000	7,033
Omron	100	4,612
Ono Pharmaceutical	1,000	99,176
Onward Kashiyama *	8,000	48,431
Oracle Japan	1,900	72,228
ORIX	4,800	64,463
Osaka Gas	21,000	82,448
Otsuka Holdings	300	10,356
Plenus	6,300	112,904
Rakuten	10,700	118,503
Resona Holdings	122,100	683,086
Rohm	1,500	89,072
Santen Pharmaceutical	2,000	116,804
Seven Bank	19,500	79,858
Sharp	7,000	17,076

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Shimamura	500	$43,045
Shin-Etsu Chemical	1,900	119,151
Shionogi	1,800	45,703
Shiseido	5,500	89,826
Showa Shell Sekiyu	8,600	72,352
SoftBank	600	42,407
Sony	4,500	83,009
Stanley Electric	500	9,878
Sumitomo	10,200	106,790
Sumitomo Chemical	27,000	90,861
Sumitomo Electric Industries	6,600	86,991
Sumitomo Metal Mining	1,000	13,479
Sumitomo Mitsui Financial Group	4,800	188,004
Sumitomo Mitsui Trust Holdings	19,000	75,103
Sumitomo Osaka Cement	33,000	101,064
Sumitomo Realty & Development	1,000	36,452
Sundrug	400	19,016
Suruga Bank	1,000	20,396
Suzuken	1,200	31,558
Sysmex	1,100	46,174
Taiheiyo Cement	2,000	7,193
Taisho Pharmaceutical Holdings	800	55,411
Taiyo Nippon Sanso	15,000	132,206
Takashimaya	10,000	83,241
Takeda Pharmaceutical	5,900	252,362
Temp Holdings	9,014	284,885
Terumo	100	2,432
THK	1,600	39,030
Toho Gas	19,000	101,153
Tokai Rika	26,700	497,750
Tokyo Electric Power	100	353
Tokyo Electron	2,500	154,685
Tokyo Gas	31,000	175,471
Tokyo Tatemono	1,000	8,413
Tokyu Fudosan Holdings	1,900	13,109
TonenGeneral Sekiyu	19,000	164,585
Topcon	10,722	243,506
Toray Industries	1,000	6,576
Toshiba	7,000	30,138
TOTO	1,000	10,932
Toyo Suisan Kaisha	2,000	68,284
Toyota Industries	2,300	106,682
Toyota Motor	9,600	555,360
Tsumura	20,100	447,184

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Tsuruha Holdings	5,006	$291,915
Unicharm	10,800	247,441
USS	6,900	106,825
Wacoal Holdings	9,000	92,544
West Japan Railway	200	9,428
Yakult Honsha	800	43,160
Yamaguchi Financial Group	5,000	46,606
Yamaha	4,300	57,461
Yamaha Motor	2,200	40,406
Yokogawa Electric	100	1,340
Zenkoku Hosho	8,200	254,049

		30,391,788

LUXEMBOURG — 0.0%
Trinseo *	3,900	56,355

MALAYSIA — 0.5%
Alliance Financial Group	100	146
Allianz Malaysia	3,000	11,765
AMMB Holdings	116,400	239,931
Asia File *	1,400	2,979
Berjaya Sports Toto	79,302	87,035
Boustead Holdings *	42,700	65,558
Cahya Mata Sarawak	75,900	100,146
CIMB Group Holdings	100	197
DiGi.Com	164,000	308,629
DRB-Hicom	7,800	5,051
Faber Group	56,900	56,048
Genting Malaysia	132,900	173,739
Genting Plantations *	25,000	80,414
George Kent Malaysia	121,300	53,473
Hong Leong Bank	100	444
Hua Yang	74,700	52,688
IOI	104,000	154,613
IOI Properties Group	51,999	43,474
Kim Loong Resources	13,000	11,145
Malayan Banking	214,200	631,676
Malaysian Pacific Industries	30,300	48,638
Maxis	45,800	93,849
Mega First	30,900	24,331
OSK Property Holdings *	54,000	33,983
Petronas Chemicals Group	136,400	255,031
Protasco	383,700	178,479
Public Bank	64,600	364,121
SapuraKencana Petroleum	40,800	42,298
Scientex	17,300	37,606

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
MALAYSIA (continued)
SHL Consolidated	21,700	$22,827
Sime Darby	100	294
Sunway	16,800	17,621
Syarikat Takaful Malaysia	5,200	18,813
Tenaga Nasional	94,400	383,426
UMW Holdings	26,900	95,521
VS Industry	83,200	62,730
WTK Holdings	49,300	18,585

		3,777,304

MEXICO — 0.9%
Alfa, Cl A	216,538	691,281
America Movil, Ser L	99,830	122,098
America Movil ADR, Cl L	32,588	795,473
Arca Continental	13,200	84,986
Axtel *	253,574	67,601
Banregio Grupo Financiero	71,370	413,393
Bio Pappel *	81,289	161,175
Cemex *	201,965	248,964
Cemex ADR *	11,489	141,315
El Puerto de Liverpool	8,400	98,495
Empresa ICA Sab de CV *	34,039	60,539
Fibra Uno Administracion ‡	65,774	228,295
Financiera Independencia SAB *	15,672	8,088
Fomento Economico Mexicano ADR	6,342	610,354
Genomma Lab Internacional, Cl B *	19,000	48,127
Gentera *	119,094	265,317
Gruma, Cl B *	3,277	35,999
Gruma ADR *	1,304	57,350
Grupo Aeromexico *	9,254	14,479
Grupo Aeroportuario del Pacifico *	4,600	62,017
Grupo Aeroportuario del Pacifico, Cl B	33,400	228,111
Grupo Aeroportuario del Pacifico ADR	2,534	172,692
Grupo Financiero Banorte, Cl O	27,400	175,596
Grupo Financiero Inbursa, Cl O	108,068	326,060
Grupo Financiero Santander Mexico, Cl B	32,400	86,376
Grupo Industrial Maseca, Cl B	6,257	9,757
Grupo KUO De	39,041	85,265
Grupo Mexico	62,700	215,810
Grupo Televisa ADR	14,186	512,682
Industrias Bachoco	58,020	295,006
Industrias Bachoco ADR	3,379	206,626

COMMON STOCK — continued
	Shares	Value
MEXICO — continued
Industrias Penoles	2,875	$65,116
Infraestructura Energetica Nova	25,195	153,719
OHL Mexico *	40,798	114,491
Promotora y Operadora de Infraestructura *	16,736	230,852

		7,093,505

NETHERLANDS — 2.1%
Aalberts Industries	2,609	69,460
Aegon	81,985	667,190
Akzo Nobel	882	58,591
APERAM *	4,233	121,607
Arcadis	1,989	61,129
ASML Holding	4,978	495,623
ASML Holding, Cl G	27,922	2,783,265
Boskalis Westminster	2,556	136,177
Fugro	2,440	33,696
Gemalto	995	76,072
Heineken	6,986	521,680
ING Groep *	112,674	1,611,061
InterXion Holding *	94,128	2,573,459
James Hardie Industries	18,672	197,506
Koninklijke Ahold	16,315	272,738
Koninklijke DSM	5,876	367,917
Koninklijke KPN	117,411	385,048
Koninklijke Philips Electronics	6,494	181,395
Koninklijke Vopak	276	13,821
LyondellBasell Industries, Cl A	2,270	208,000
NXP Semiconductor *	36,620	2,514,329
QIAGEN *	2,462	57,833
Reed Elsevier	16,403	377,500
Royal Dutch Shell, Cl A	41,423	1,481,333
Royal Dutch Shell, Cl B	16,400	606,684
TomTom *	15,059	109,113
Unilever	19,768	766,577
Wolters Kluwer	5,236	139,694
Yandex, Cl A *	4,700	134,514
Ziggo	211	10,308

		17,033,320

NEW ZEALAND — 0.1%
Argosy Property	45,226	37,369
Auckland International Airport	30,774	92,835
Contact Energy	9,672	46,744
Fisher & Paykel Healthcare	39,110	170,418
Fletcher Building	42,202	282,910

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
NEW ZEALAND (continued)
Genesis Energy	52,879	$82,851
Kiwi Income Property Trust ‡	31,160	29,269
SKY Network Television	19,025	94,319
SKYCITY Entertainment Group	33,207	101,210
Spark New Zealand	42,263	103,939
Xero *	4,023	49,705

		1,091,569

NIGERIA — 0.0%
Guaranty Trust Bank	712,208	107,487

NORWAY — 0.5%
Akastor	7,026	24,219
Aker Solutions *	7,026	45,521
Atea	10,036	109,735
DNB	5,961	109,499
DNO *	32,943	80,099
Fred Olsen Energy	9,700	103,472
Gjensidige Forsikring	8,858	160,877
Kongsberg Gruppen	2,559	51,787
Marine Harvest	8,829	125,007
Norsk Hydro	35,849	200,586
Opera Software	46,739	584,848
Orkla	18,855	144,104
Prosafe	67,000	306,941
Salmar	29,299	527,777
Schibsted	3,618	191,442
Seadrill	2,137	48,063
Statoil	22,778	516,688
Telenor	8,705	195,654
Tomra Systems	6,440	48,217
Veidekke	5,388	52,323
Yara International	2,319	106,479

		3,733,338

PANAMA — 0.1%
Banco Latinoamericano de Comercio Exterior, Cl E	11,631	391,267

PAPUA NEW GUINEA — 0.0%
Oil Search	19,851	150,757

PERU — 0.0%
Cia de Minas Buenaventura SAA ADR	15,789	145,259
Credicorp	864	139,104

		284,363

COMMON STOCK — continued
	Shares	Value
PHILIPPINES — 0.5%
Bloomberry Resorts *	784,777	$271,415
Cebu Air	35,240	57,719
First Gen	31,100	17,950
Integrated Micro-Electronics	11,000	2,120
Jollibee Foods	36,197	158,097
Lopez Holdings	1,340,500	198,648
Marcventures Holdings	367,000	49,969
Megaworld	2,311,337	255,471
Metropolitan Bank & Trust	1,268,001	2,331,144
Pepsi-Cola Products Philippines *	143,400	14,923
San Miguel	67,980	109,904
SM Prime Holdings	327,200	127,453
Top Frontier Investment Holdings *	11,450	28,067
Universal Robina	39,484	163,655

		3,786,535

POLAND — 0.3%
Asseco Poland	25,128	372,896
Bank Pekao	3,460	180,840
Bank Zachodni *	10	1,132
Ciech *	4,441	53,646
Getin Noble Bank *	19,176	14,798
Impexmetal *	21,898	17,548
KGHM Polska Miedz	5,110	197,011
LLP S.A. *	3	8,948
Neuca	201	13,244
Orange Polska	100,294	300,647
Pelion	112	2,412
PGE	131,816	864,611
Polski Koncern Naftowy Orlen S.A.	346	4,306
Polskie Gornictwo Naftowe i Gazownictwo	230,832	344,607
Powszechny Zaklad Ubezpieczen	1,694	253,901
Tauron Polska Energia	22,263	34,756
Zaklady Lentex *	15,777	39,708
Zespol Elektrowni Patnow Adamow Konin	3,415	31,958

		2,736,969

PORTUGAL — 0.2%
Banco Comercial Portugues, Cl R *	899,360	101,433
Banco Espirito Santo *	66,989	10,073
CTT-Correios de Portugal	4,532	41,970
EDP — Energias de Portugal	68,697	295,366
Galp Energia SGPS	9,136	132,405
Jeronimo Martins SGPS	457	3,997

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
PORTUGAL (continued)
Mota-Engil SGPS	18,681	$97,854
NOS SGPS	22,076	126,510
Portucel	27,780	103,254
Portugal Telecom	73,632	120,599
Sonae SGPS	98,935	132,535

		1,165,996

PUERTO RICO — 0.1%
OFG Bancorp	12,200	189,954
Triple-S Management, Cl B *	17,900	396,306

		586,260

RUSSIA — 0.6%
Cherkizovo Group GDR *	1,153	13,202
Gazprom OAO ADR	65,501	434,141
Lenta GDR *	9,615	93,554
Lukoil OAO ADR	21,560	1,058,091
Magnit PJSC GDR	5,734	384,178
Mail.ru Group GDR *	980	23,755
MegaFon OAO GDR	5,907	138,224
MMC Norilsk Nickel ADR	22,190	412,956
OTCPharm *	9,357	3,181
Pharmstandard GDR *	18,507	231,337
Rosneft OAO GDR	28,610	159,358
Rostelecom *	1,701	25,226
RusHydro JSC ADR	5,120	8,530
Sberbank of Russia ADR	12,550	95,254
Severstal GDR	13,900	146,923
Sistema GDR	23,442	189,294
Surgutneftegas OAO ADR	6,520	42,901
Tatneft OAO ADR	22,274	793,623
Uralkali GDR	5,881	105,093
VimpelCom ADR	5,193	33,651
VTB Bank GDR	79,310	149,817
X5 Retail Group GDR *	6,766	123,480

		4,665,769

SAUDI ARABIA — 0.0%
Samba Financial Group	9,802	119,659
Saudi International Petrochemical	8,158	78,520

		198,179

SINGAPORE — 0.6%
Ascendas Real Estate Investment Trust ‡	92,000	159,695
Ascott Residence Trust ‡	1,000	965
Avago Technologies, Cl A	23,320	2,011,350

COMMON STOCK — continued
	Shares	Value
SINGAPORE (continued)
CapitaMall Trust ‡	66,000	$101,207
DBS Group Holdings	17,000	244,539
Ezion Holdings	7,200	8,463
Ezra Holdings	11,000	6,978
Flextronics International *	28,733	308,018
Genting Singapore	79,000	67,642
Golden Agri-Resources	226,000	91,476
Jardine Cycle & Carriage	4,000	124,231
Keppel	32,000	235,137
Keppel ‡	4,960	4,710
M1	55,000	149,412
Oversea-Chinese Banking	33,000	254,044
Sembcorp Industries	1,000	3,791
Sembcorp Marine	1,000	2,833
Singapore Post	96,000	147,210
Singapore Press Holdings	51,000	169,908
Singapore Technologies Engineering	31,000	90,488
Singapore Telecommunications	42,000	123,578
Starhill Global ‡	1,000	634
Wilmar International	36,000	89,671

		4,395,980

SOUTH AFRICA — 0.8%
Anglo American Platinum *	1,540	48,583
AngloGold Ashanti	3,140	26,618
Aspen Pharmacare Holdings	6,107	217,842
Assore	10	186
Coronation Fund Managers	6,758	58,513
Discovery Holdings *	19,283	175,404
FirstRand	128,717	550,823
Gold Fields	2,560	8,448
Group	31,508	697,020
Group ADR	20,700	460,161
Hulamin *	84,848	52,310
Impala Platinum Holdings	2,660	19,363
Liberty Holdings	4,543	52,573
Mediclinic International	21,681	193,620
MMI Holdings	69,084	176,566
Mondi	7,281	121,740
Mr Price Group	1,915	39,612
Murray & Roberts Holdings	159,804	328,163
Naspers, Cl N	576	71,683
Netcare	49,850	150,728
Pioneer Foods	1,944	20,974
PPC	6,166	16,547

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA (continued)
Quantum Food Holdings *	1,944	$538
Remgro	13,860	317,895
RMB Holdings	20,680	114,765
Sanlam	100,047	631,771
Sasol	21,876	1,089,243
Sibanye Gold	38,211	72,752
Sibanye Gold ADR	13,871	101,952
Standard Bank Group	14,080	177,121
Super Group *	17,137	49,050
Telkom SOC	17,083	90,698

		6,133,262

SOUTH KOREA — 2.2%
Amorepacific	83	178,623
AMOREPACIFIC Group	246	272,303
BS Financial Group	610	9,504
Busan City Gas	1,719	65,946
Celltrion	3,758	147,510
Cheil Worldwide *	4,010	62,660
CJ	794	129,271
CJ CheilJedang	430	157,318
CJ O Shopping	28	6,880
Cosmax *	1,863	188,264
CrystalGenomics *	831	9,253
Daedong	2,576	12,413
Daelim Industrial	125	8,293
Daesung Holdings	1,980	22,788
Daewon San Up	6,352	68,350
Daewoo International	320	10,136
Daewoo Shipbuilding & Marine Engineering	6,150	105,307
DGB Financial Group	640	9,132
Dong-A ST, Cl A	164	14,148
Dongil Industries	1,050	62,092
Dongwon Development	2,355	71,175
Doosan	597	62,006
E1	143	9,594
Eugene Investment & Securities *	11,117	18,776
Green Cross	866	111,012
GS Holdings	8,010	310,663
Halla Holdings	41	2,720
Halla Visteon Climate Control	2,128	95,077
Hanjin Shipping Holding *	5,237	49,737
Hanwha	1,210	31,022
Hotel Shilla	1,790	168,326

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA (continued)
Hyundai Engineering & Construction	445	$20,215
Hyundai Glovis	41	10,205
Hyundai Heavy Industries	1	93
Hyundai Home Shopping Network	578	73,553
Hyundai Hysco	1,151	74,958
Hyundai Marine & Fire Insurance	14,000	370,066
Hyundai Merchant Marine	1,410	15,172
Hyundai Mobis	588	137,547
Hyundai Motor Company	4,590	730,119
Hyundai Steel	1,577	100,487
Industrial Bank of Korea	740	10,836
INTOPS	1,122	16,377
KB Financial Group	2,000	78,598
KB Financial Group ADR	8,400	325,080
Kia Motors	15,925	776,335
KISCO	520	16,129
Korea Electric Power	14,630	635,861
Korea Kumho Petrochemical *	122	8,824
Korea Zinc	96	36,155
Korean Air *	580	20,596
KT&G	5,704	507,032
Kunsul Chemical Industrial	1,460	60,860
KyungDong City Gas	567	62,073
LG	1,291	76,827
LG Chemical	778	145,593
LG Display *	9,940	291,579
LG Display ADR	14,541	218,406
LG Household & Health Care	45	11,284
LG Innotiek *	2,051	162,164
LG International	490	9,926
LG Uplus	3,970	40,862
Lotte Chemical	183	24,829
Lotte Chilsung Beverage	7	11,115
LS	493	27,632
Macrogen *	251	10,404
Mando *	45	8,484
Medy-Tox	85	19,852
Meritz Financial Group	55,724	491,684
Mi Chang Oil Industrial	121	8,152
Mobase	4,311	29,567
Naturalendo Tech *	3,613	189,654
NAVER	540	380,976
OCI	374	32,195
Orion	117	90,317

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA (continued)
Paradise	50,814	$1,561,891
POSCO	1,908	546,301
POSCO ADR	3,717	265,989
Posco ICT	12,756	72,688
RedcapTour	1,187	33,764
S&T Holdings	5,110	82,479
Sam Young Electronics	1,260	13,912
Samsung C&T	1,287	87,066
Samsung Card	1,780	76,614
Samsung Electronics	1,160	1,350,238
Samsung Electronics GDR	1,205	692,875
Samsung Fire & Marine Insurance	1,034	278,157
Samsung Heavy Industries	3,270	79,705
Samsung Life Insurance	992	108,136
Samsung SDI	340	40,085
SeAH Holdings	100	16,796
Sewon Precision Industry	4,119	121,019
Shinhan Financial Group	17,943	844,491
Shinsegae Department Store *	79	14,673
Shinsegae Information and Communication Company	195	16,969
SK Broadband *	12,699	53,767
SK Chemicals	172	9,817
SK Holdings	958	149,697
SK Hynix	21,988	976,234
SK Telecom ADR	26,055	724,068
SKC	320	8,234
S-Oil	2,522	95,926
ViroMed *	204	9,869
YESCO	1,130	39,755
Young Poong	1	1,114
Yuhan *	791	130,633

		17,341,934

SPAIN — 0.5%
Abertis Infraestructuras	14,402	299,685
Almirall	8,851	145,300
Amadeus IT Holding, Cl A	9,252	339,708
Banco Bilbao Vizcaya Argentaria	13,275	148,189
Banco Popular Espanol	25,096	143,596
Banco Santander	19,677	173,298
Bankia *	6,467	11,565
CaixaBank	38,832	211,735
Distribuidora Internacional de Alimentacion	20,244	128,467

COMMON STOCK — continued
	Shares	Value
SPAIN (continued)
Enagas	8,971	$300,723
Grifols	6,129	249,963
Grupo Catalana Occidente	1,419	42,731
Iberdrola	27,289	192,906
Inditex	16,520	464,036
Red Electrica	4,207	367,142
Repsol	14,013	312,843
Telefonica	49,814	748,780
Zardoya Otis	7,474	87,010

		4,367,677

SWEDEN — 0.7%
Assa Abloy, Cl B	2,217	117,423
Atlas Copco, Cl A	8,044	232,143
Autoliv	1,934	177,425
Axfood	2,345	144,337
Axis Communications	633	17,256
Betsson	5,326	187,892
BillerudKorsnas	12,693	185,131
Electrolux	13,859	393,202
Elekta, Cl B	21,122	216,250
Hennes & Mauritz, Cl B	12,752	507,203
Hexpol	1,620	143,261
Holmen, Cl B	4,751	156,991
Hufvudstaden, Cl A	7,488	96,995
Investment Kinnevik, Cl B	8,321	263,576
Investor, Cl B	8,010	286,592
Lundin Petroleum *	6,553	92,915
Meda, Cl A	11,116	146,022
Medivir, Cl B *	2,714	45,851
Securitas, Cl B	10,349	114,224
Skanska, Cl B	6,356	129,287
SKF, Cl B	4,224	84,547
Svenska Cellulosa SCA, Cl B	11,785	263,497
Swedbank, Cl A	18,300	484,008
Swedish Match	3,694	119,862
Swedish Orphan Biovitrum *	8,624	98,688
Tele2, Cl B	8,423	106,882
Telefonaktiebolaget LM Ericsson, Cl B	51,627	608,269
TeliaSonera	60,748	419,979
Wallenstam, Cl B	7,242	109,060

		5,948,768

SWITZERLAND — 3.5%
ABB	17,067	373,571

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
SWITZERLAND (continued)
Burckhardt Compression Holding	264	$112,910
Cie Financiere Richemont	35,364	2,975,332
Credit Suisse Group	81,768	2,173,908
EMS-Chemie Holding	499	179,316
Forbo Holding	529	548,986
Geberit	1,180	402,020
Georg Fischer	218	125,636
Givaudan	393	654,762
Helvetia Holding	775	367,907
Kaba Holding	343	163,363
Kuehne + Nagel International	15,413	2,005,620
Kuoni Reisen Holding	304	82,781
Mobimo Holding	450	88,630
Nestle	21,708	1,588,363
Novartis	43,651	4,051,379
Partners Group Holding	166	44,125
Roche Holding	18,784	5,538,659
Schindler Holding	2,558	357,320
SGS	226	496,089
Sika	41	146,162
STMicroelectronics	28,489	190,108
Straumann Holding	636	156,529
Swatch Group	436	206,456
Swiss Life Holding	4,257	975,152
Swisscom	429	252,589
Syngenta	1,650	510,700
TE Connectivity	37,900	2,316,827
UBS	30,549	530,238
Vontobel Holding	2,109	76,609
Zurich Insurance Group	907	274,131

		27,966,178

TAIWAN — 1.1%
Advanced Semiconductor Engineering	149,000	178,066
Advanced Semiconductor Engineering ADR	14,107	87,040
Advantech	56,071	388,967
AU Optronics ADR	57,291	274,424
Cathay Financial Holding	201,650	331,481
Cheng Shin Rubber Industry	61,000	142,390
Chicony Electronics	19,095	54,806
China Steel	77,520	66,774
China Steel Chemical	24,000	130,587
ChipMOS TECHNOLOGIES	7,192	154,484

COMMON STOCK — continued
	Shares	Value
TAIWAN (continued)
Chunghwa Telecom	214,000	$652,205
Compal Electronics	222,000	163,855
Delta Electronics	88,000	526,556
Far Eastern New Century	48,960	51,429
Far EasTone Telecommunications	5,000	11,063
Formosa Chemicals & Fibre	88,580	206,186
Formosa Plastics	135,200	312,036
Fubon Financial Holding	297,000	501,892
Giant Manufacturing	13,000	105,140
Hon Hai Precision Industry	212,368	670,272
Hon Hai Precision Industry GDR	114,530	723,257
Hotai Motor *	1,000	14,630
Novatek Microelectronics	26,000	134,203
Pou Chen	146,000	160,561
Powertech Technology	73,000	122,401
President Chain Store	22,000	164,911
Quanta Computer	52,000	130,613
Siliconware Precision Industries ADR	22,751	162,215
Standard Foods	2,888	6,656
Taiwan Mobile	18,000	58,409
Taiwan Semiconductor Manufacturing ADR	73,361	1,615,409
Tatung *	31,000	8,785
Teco Electric and Machinery	92,000	102,234
Uni-President Enterprises	114,480	196,468
United Microelectronics	394,000	173,577

		8,783,982

THAILAND — 0.5%
Advanced Info Service	58,000	425,606
Airports of Thailand	1,800	13,374
Bangchak Petroleum	391,400	402,576
Bangkok Dusit Medical Services, Cl F	225,000	127,802
Bangkok Land	486,100	29,103
BEC World	4,800	7,111
BTS Group Holdings	841,795	266,211
Central Pattana	8,200	11,330
Charoen Pokphand Foods	125,000	119,934
CP ALL PLC	141,000	196,976
Delta Electronics Thailand	80,500	159,418
Glow Energy *	49,900	153,208
Home Product Center	13	4
Kasikornbank	27,137	196,633
Krung Thai Bank	367,200	262,688

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
THAILAND (continued)
Krungthai Card	53,500	$113,340
Minor International	37,100	39,583
PTT	45,800	517,482
PTT Exploration & Production	18,800	84,563
PTT Global Chemical	4,800	9,137
Siam City Cement	100	1,290
Siam Commercial Bank	23,900	130,250
Thai Beverage	223,120	132,861
Thai Central Chemical	11,600	10,329
Thai Union Frozed Products *	36,800	84,176
Thanachart Capital	641,800	689,684
TKS Technologies	100,400	32,367

		4,217,036

TURKEY — 0.3%
Adana Cimento Sanayii, Cl A	43,476	101,323
Akcansa Cimento	18,132	116,657
Baticim Bati Anadolu Cimento Sanayii	4,440	13,724
BIM Birlesik Magazalar	3,640	83,194
Bossa Ticaret Ve Sanayisleitmeleri TAS *	21,305	22,142
Bursa Cimento Fabrikasi	9,877	25,418
Coca-Cola Icecek	6,170	140,741
Enka Insaat ve Sanayi	71,074	172,038
Eregli Demir ve Celik Fabrikalari	192,356	400,697
Ford Otomotiv Sanayi	7,400	94,554
Haci Omer Sabanci Holding	240	1,096
Indeks Bilgisayar Sistemleri Muhendislik Sanayi ve Ticaret	8,722	19,228
Is Yatirim Menkul Degerler	67,350	34,544
Kiler Gayrimenkul Yatirim Ortakligi ‡ *	51,581	26,456
KOC Holding	46,300	236,432
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret *	8,337	14,854
TAV Havalimanlari Holding	23,048	193,393
Tupras Turkiye Petrol Rafinerileri	5,270	114,403
Turk Ekonomi Bankasi *	27,022	23,464
Turk Hava Yollari *	1	5
Turkcell Iletisim Hizmetleri *	26,002	150,912
Turkiye Halk Bankasi	41,225	275,433
Turkiye Is Bankasi, Cl C	95,081	237,847

		2,498,555

COMMON STOCK — continued
	Shares	Value
UNITED ARAB EMIRATES — 0.0%
Emaar Properties PJSC ‡	101,109	$281,875

UNITED KINGDOM — 3.7%
Abengoa Yield *	900	29,250
Admiral Group PLC	9,284	198,268
Anglo American	7,718	162,541
Aon PLC	2,595	223,170
ARM Holdings PLC	29,529	413,327
Ashtead Group	32,090	535,929
AstraZeneca	15,857	1,152,519
AVEVA Group	984	24,178
Aviva PLC	25,237	210,335
BAE Systems PLC	26,608	195,244
Barclays	171,279	659,777
Barratt Developments PLC	319,849	2,142,833
Betfair Group	8,032	155,470
BG Group	5,943	98,873
BHP Billiton	12,882	331,880
BP PLC	53,386	383,451
British American Tobacco	8,026	455,404
British Sky Broadcasting Group PLC	14,520	205,796
Britvic	13,065	142,225
BTG *	42,931	518,507
Bunzl	15,439	418,625
Bupa Arabia for Cooperative Insurance *	2,834	117,671
Burberry Group PLC	23,637	578,901
Cable & Wireless Communications PLC	140,214	108,202
Centrica PLC	51,336	248,419
Cobham PLC	34,964	162,705
Compass Group	12,240	196,977
Croda International	4,965	182,280
Delphi Automotive PLC	21,700	1,496,866
Diageo	108,281	3,183,716
Domino’s Pizza Group PLC *	226,615	2,303,779
Elementis	27,586	116,457
EnQuest *	51,639	57,329
Ensco, Cl A	194	7,874
Filtrona PLC	9,290	102,022
Firstgroup	32,913	59,074
G4S	36,409	148,811
GlaxoSmithKline PLC	35,109	796,119
Glencore	118,835	608,128
GW Pharmaceuticals PLC *	1,506	111,068

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM (continued)
Halma	41,756	$416,144
Hikma Pharmaceuticals	4,043	122,560
Howden Joinery Group	23,081	126,386
HSBC Holdings	81,029	827,102
Hunting	7,139	83,996
Imperial Tobacco Group PLC	3,188	138,256
Intertek Group	7,299	317,825
J Sainsbury	24,477	96,127
Jazztel *	13,780	219,999
Johnson Matthey	3,143	149,528
Lloyds Banking Group *	149,554	184,526
Micro Focus International	8,920	141,551
National Grid PLC	54,747	810,976
Optimal Payments *	37,436	263,948
Pearson	18,481	345,898
Playtech	21,961	248,024
Polymetal International	5,277	43,474
Randgold Resources	891	52,423
Reckitt Benckiser Group PLC	2,985	250,692
Rexam	31,501	239,865
Rolls-Royce Holdings PLC	13,246	178,628
RSA Insurance Group	10,202	78,875
Sage Group	48,686	294,163
Shaftesbury PLC ‡	10,627	121,719
Shire PLC	9,004	599,624
Soco International	15,380	80,822
SSE	24,017	614,333
Standard Chartered PLC	7,421	111,543
Stolt-Nielsen	1,998	35,991
Subsea 7	4,377	47,145
Telecity Group PLC	71,927	886,546
Telecom Plus	1,529	34,536
UBM	906	8,247
Ultra Electronics Holdings	2,889	80,645
United Utilities Group PLC	701	9,582
Verizon Communications	7,900	396,580
Victrex PLC	3,660	99,181
Vodafone Group	462,679	1,534,319
WH Smith	8,647	155,616
Whitbread PLC	3,366	234,982
WM Morrison Supermarkets	410	1,015

		29,927,392

COMMON STOCK — continued
	Shares	Value
UNITED STATES — 47.3%
Consumer Discretionary — 6.4%
1-800-Flowers.com, Cl A *	3,400	$27,302
Advance Auto Parts	3,967	582,990
Amazon.com *	8,877	2,711,568
AMC Networks, Cl A *	164	9,947
Amcon Distributing	602	48,160
American Axle & Manufacturing Holdings *	12,486	241,354
Arctic Cat	3,700	124,542
Ark Restaurants	500	11,020
AutoZone *	1,126	623,264
Ballantyne Strong *	9,100	40,859
Bassett Furniture Industries	7,276	126,457
BorgWarner	8,054	459,239
Buffalo Wild Wings *	2,100	313,488
CarMax *	3,183	177,962
Carmike Cinemas *	10,209	327,198
Carriage Services, Cl A	16,283	325,009
Cato, Cl A	3,700	131,979
Cavco Industries *	3,300	240,471
Charter Communications, Cl A *	321	50,843
Cinemark Holdings	327	11,550
Columbia Sportswear	7,848	302,462
Comcast, Cl A	13,269	734,439
Conn’s *	600	18,666
Cooper Tire & Rubber	26,000	837,460
Cracker Barrel Old Country Store	1,522	175,563
CSS Industries	3,900	111,384
Culp	5,600	106,232
Dana Holding	13,759	281,509
Deckers Outdoor *	3,577	312,844
DeVry Education Group	14,400	697,104
DIRECTV *	12,298	1,067,343
Discovery Communications, Cl A *	521	18,417
Discovery Communications, Cl C *	521	18,230
DISH Network, Cl A *	1,162	73,961
Dixie Group *	16,497	129,996
Dollar General *	7,800	488,826
Dollar Tree *	15,889	962,397
Entercom Communications, Cl A *	9,600	98,688
Entravision Communications, Cl A	46,888	241,942
Eros International *	4,600	84,916
EW Scripps, Cl A *	10,011	192,211
Flexsteel Industries	3,300	113,223

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Ford Motor	8,000	$112,720
Gannett	16,000	504,000
Gap	16,750	634,657
General Motors	3,500	109,900
Genuine Parts	5,695	552,870
Guess?	4,693	104,044
Harte-Hanks	39,655	258,154
Hasbro	9,405	541,070
Haverty Furniture	4,500	99,045
hhgregg *	7,500	38,850
Home Depot	4,612	449,762
HSN	3,937	260,118
Interpublic Group of Companies	31,800	616,602
Interval Leisure Group	6,290	132,342
Johnson Outdoors, Cl A	600	18,030
Kirkland’s *	10,407	185,245
Kohl’s	9,700	525,934
Lear	4,100	379,250
LGI Homes *	11,304	219,524
Libbey *	4,700	135,125
Liberty Global *	39,250	1,745,447
Liberty Global, Cl A *	5,870	266,909
Liberty Tax *	4,391	166,375
Liberty TripAdvisor Holdings, Cl A *	8,700	274,746
Lifetime Brands	6,700	114,637
LKQ *	10,991	314,013
Lowe’s	1,858	106,278
Macy’s	9,500	549,290
Marcus	3,300	56,529
MarineMax *	15,400	295,218
Marriott Vacations Worldwide	4,400	305,536
Mattel	25,000	776,750
McClatchy, Cl A *	39,300	139,908
McDonald’s	10,074	944,236
Meredith	2,934	152,979
Meritage Homes *	4,817	177,217
Mohawk Industries *	3,850	546,854
Monarch Casino & Resort *	4,900	79,723
Monro Muffler Brake	2,014	107,628
Motorcar Parts & Accessories *	16,675	484,242
Murphy USA *	1,652	94,660
Nautilus *	34,847	466,253
New York Times, Cl A	50,000	642,000

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Newell Rubbermaid	11,400	$379,962
NIKE, Cl B	19,903	1,850,382
O’Reilly Automotive *	4,013	705,806
Outerwall *	1,700	107,559
Overstock.com *	3,500	80,920
Papa John’s International	2,500	116,900
Penske Automotive Group	6,100	275,964
Perry Ellis International *	4,400	89,980
PetMed Express	8,500	112,285
Priceline Group *	145	174,900
PVH	6,650	760,427
RCI Hospitality Holdings *	9,400	111,860
Rocky Brands	12,300	161,622
Ross Stores	1,960	158,211
Ruth’s Hospitality Group	3,662	44,567
Scholastic	16,000	556,960
Select Comfort *	11,383	292,429
Shiloh Industries *	4,900	83,496
Sinclair Broadcast Group, Cl A	9,150	265,808
Skechers U.S.A., Cl A *	16,248	889,578
Smith & Wesson Holding *	11,700	118,872
Standard Motor Products	4,400	173,888
Staples	79,000	1,001,720
Starbucks	43,190	3,263,436
Starwood Hotels & Resorts Worldwide	22,287	1,708,521
Stein Mart	9,100	121,758
Steven Madden *	4,296	134,680
Stoneridge *	23,100	300,069
Strattec Security	4,437	460,206
Strayer Education *	1,300	95,147
Summer Infant *	47,822	162,117
TAL Education Group ADR *	7,420	235,659
Target	179	11,066
Tenneco *	1,200	62,832
Tesla Motors *	5,933	1,434,006
Time	27,366	618,198
Time Warner	2,933	233,086
Time Warner Cable	1,428	210,216
TJX	12,810	811,129
Tower International *	9,132	221,908
TRW Automotive Holdings *	7,400	749,990
Twenty-First Century Fox ADR, Cl A	7,071	243,808

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Unifi *	600	$16,782
Viacom, Cl B	2,113	153,573
Vince Holding *	1,500	52,575
VOXX International, Cl A *	12,500	106,625
Walt Disney	23,064	2,107,588
Yum! Brands	5,857	420,708
ZAGG *	22,000	147,840
Zumiez *	5,400	180,252

		51,115,556

Consumer Staples — 2.5%
Altria Group	10,496	507,377
Andersons	1,900	121,087
Brown-Forman, Cl B	6,700	620,889
Bunge	6,200	549,630
Cal-Maine Foods	3,500	307,265
Casey’s General Stores	1,010	82,689
Central Garden and Pet, Cl A *	3,600	30,924
Chiquita Brands International *	2,800	40,404
Church & Dwight	6,898	499,484
Clorox	1,200	119,400
Coca-Cola	28,923	1,211,295
Colgate-Palmolive	3,980	266,182
ConAgra Foods	317	10,889
Costco Wholesale	4,462	595,097
CVS Health	6,337	543,778
General Mills	298	15,484
Hain Celestial Group *	1,172	126,869
Hormel Foods	9,744	525,299
IGI Laboratories *	50,099	491,471
Ingles Markets, Cl A	9,600	258,240
Ingredion	7,700	594,825
Inventure Foods *	21,833	289,069
J&J Snack Foods	1,300	133,939
John B Sanfilippo & Son	16,508	613,272
Keurig Green Mountain	519	78,758
Kimberly-Clark	865	98,844
Kroger	19,800	1,103,058
Lorillard	167	10,270
McCormick	5,833	412,510
Mead Johnson Nutrition, Cl A	117	11,619
Molson Coors Brewing, Cl B	4,000	297,520
Mondelez International, Cl A	6,400	225,664
Nature’s Sunshine Products	7,532	112,227

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Staples (continued)
Omega Protein *	24,100	$348,245
Orchids Paper Products	7,533	216,649
PepsiCo	9,468	910,538
Pilgrim’s Pride *	14,365	408,110
Procter & Gamble	19,710	1,720,092
Rite Aid *	13,318	69,920
Roundy’s	27,200	91,664
Sanderson Farms	3,900	327,522
Seneca Foods, Cl A *	3,200	86,016
SpartanNash	8,100	181,521
SUPERVALU *	5,742	49,553
Sysco	8,400	323,736
TreeHouse Foods *	2,927	249,292
Universal	1,912	85,084
Village Super Market, Cl A	1,000	27,750
Walgreen	9,179	589,475
Wal-Mart Stores	16,422	1,252,506
Weis Markets	1,000	44,640
WhiteWave Foods, Cl A *	54,020	2,011,165

		19,898,806

Energy — 2.6%
Abraxas Petroleum *	80,930	334,241
Adams Resources & Energy	3,600	151,380
Antero Resources *	14,495	760,118
Apache	1,027	79,284
Baker Hughes	143	7,573
Bonanza Creek Energy *	590	26,692
Broadwind Energy *	8,300	52,954
Carrizo Oil & Gas *	6,197	321,872
Chevron	16,998	2,038,910
Comstock Resources	14,766	174,829
ConocoPhillips	4,726	340,981
Contango Oil & Gas *	2,275	83,197
Delek US Holdings	1,523	51,614
Dril-Quip *	320	28,784
Emerald Oil *	31,360	99,725
Energy XXI	1,397	10,743
Exxon Mobil	27,746	2,683,316
FMC Technologies *	13,900	778,956
Forum Energy Technologies *	3,301	90,117
GasLog	1,800	37,476
Gastar Exploration *	40,470	161,880
Goodrich Petroleum *	14,572	120,073

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Energy (continued)
Green Plains	11,700	$400,140
Hallador Energy	5,500	66,000
Hercules Offshore *	26,000	42,900
Hess	5,800	491,898
Kinder Morgan	297	11,494
Kodiak Oil & Gas *	22,418	241,890
Marathon Petroleum	6,500	590,850
McDermott International *	80,000	307,200
Murphy Oil	6,610	352,908
National Oilwell Varco	195	14,165
Occidental Petroleum	8,780	780,805
Oceaneering International	6,750	474,322
Pacific Ethanol *	3,500	49,385
Parker Drilling *	30,100	133,644
PDC Energy *	2,551	111,530
PetroQuest Energy *	39,201	184,245
Phillips 66	887	69,630
Pioneer Energy Services *	17,700	162,486
Resolute Energy *	11,834	41,182
REX American Resources *	4,100	298,316
RigNet *	4,497	195,395
Ring Energy *	9,596	165,051
Rosetta Resources *	4,876	185,434
Sanchez Energy *	4,587	78,300
Schlumberger	45,910	4,529,481
SemGroup, Cl A	1,870	143,523
Spectra Energy	11,937	467,095
Stone Energy *	2,071	50,740
Tesco	1,900	36,176
Transocean	16,000	477,280
US Energy Wyoming *	3,900	10,179
VAALCO Energy *	33,700	250,054
Valero Energy	7,337	367,510
Vertex Energy *	21,796	137,751
Warren Resources * (A)	73,300	253,618
Western Refining	3,604	164,306
Whiting Petroleum *	7,750	474,610

		21,246,208

Financials — 7.4%
Acadia Realty Trust ‡	10,319	321,953
Access National	6,800	114,580
ACE	900	98,370
Alleghany *	300	133,284

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
American Capital Agency ‡	8,899	$202,363
American Equity Investment Life Holding	11,891	306,907
American Express	1,400	125,930
American International Group	41,210	2,207,620
American National Bankshares	4,100	99,220
American Residential Properties ‡	2,400	45,600
American Tower, Cl A ‡	114	11,115
Ameriprise Financial	5,400	681,318
Ameris Bancorp	12,203	302,634
Annaly Capital Management ‡	11,627	132,664
Apollo Commercial Real Estate Finance ‡	9,200	151,248
Apollo Residential Mortgage ‡	7,900	131,772
Argo Group International Holdings	8,136	453,989
Asta Funding *	5,900	49,737
AvalonBay Communities ‡	1,039	161,918
Axis Capital Holdings	2,000	96,280
Bank of America	138,000	2,368,080
Bank of Commerce Holdings	18,600	112,530
Bank of Kentucky Financial	3,400	159,494
Banner	8,251	356,608
Bar Harbor Bankshares	6,027	175,386
Berkshire Hathaway, Cl B *	4,853	680,196
Boston Properties ‡	1,009	127,891
C&F Financial	2,400	82,416
Calamos Asset Management, Cl A	16,500	226,050
Camden Property Trust ‡	1,423	109,101
Capital Bank Financial, Cl A *	5,430	140,583
Capital One Financial	31,108	2,574,809
CBL & Associates Properties ‡	532	10,177
Cedar Realty Trust ‡	38,000	261,440
Chubb	1,400	139,104
Cincinnati Financial	7,900	398,713
Citigroup	55,036	2,946,077
Citizens & Northern	4,200	83,580
Citizens Financial Group	56,207	1,327,609
City Holding	2,200	98,978
City National	6,950	547,034
CNO Financial Group	31,327	567,959
Conectone Bancorp *	2,000	37,000
CoreSite Realty ‡	7,689	284,647
Corporate Office Properties Trust ‡	9,923	271,295
Crawford, Cl B	28,300	288,094

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Crown Castle International ‡	3,421	$267,249
CyrusOne ‡	10,500	286,755
CYS Investments ‡	11,300	100,909
Dime Community Bancshares	6,400	100,800
Discover Financial Services	2,400	153,072
DuPont Fabros Technology ‡	8,500	263,245
Dynex Capital ‡	21,100	177,662
E*TRADE Financial *	24,200	539,660
Eaton Vance	7,300	268,859
EMC Insurance Group	9,800	313,992
Enterprise Financial Services	14,200	267,670
Everest Re Group	1,689	288,228
FBR *	4,500	108,630
Federal Agricultural Mortgage, Cl C	6,100	203,130
Federated National Holding	13,883	464,525
Fidelity Southern	19,925	305,849
Fifth Third Bancorp	28,700	573,713
Financial Institutions	7,800	196,092
First Bancorp	4,900	86,681
First Business Financial Services	3,300	154,869
First Commonwealth Financial	21,900	204,765
First Community Bancshares	17,800	291,386
First Defiance Financial	10,500	321,615
First Financial	2,900	100,572
First Financial Northwest	13,500	156,600
First Industrial Realty Trust ‡	20,233	395,151
First Potomac Realty Trust ‡	29,567	369,588
Flushing Financial	5,800	116,812
FNF Group	4,100	122,344
FNFV Group *	1,366	18,359
Forestar Group *	3,600	62,820
Gain Capital Holdings	12,900	110,424
Gaming and Leisure Properties ‡	24,232	757,250
Gladstone Commercial ‡	9,400	170,140
Gladstone Investment	32,600	239,610
Goldman Sachs Group	1,071	203,479
Great Southern Bancorp	6,900	262,269
Hanover Insurance Group	430	28,784
Hartford Financial Services Group	13,450	532,351
Hatteras Financial ‡	5,134	97,751
HCI Group	14,188	721,318
Heartland Financial USA	4,100	109,060
Heritage Commerce	15,778	137,269

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Heritage Financial	12,550	$220,253
Heritage Oaks Bancorp	18,030	141,896
Horizon Bancorp	7,600	195,472
Horizon Technology Finance	11,300	159,217
Hudson Pacific Properties ‡	17,011	464,570
Iberiabank	2,819	194,116
Imperial Holdings *	11,500	72,105
Independence Holding	11,300	159,895
Intercontinental Exchange	600	124,974
International Bancshares	9,497	269,430
Invesco	9,950	402,677
Investors Real Estate Trust ‡	7,503	63,025
JMP Group *	9,700	70,810
JPMorgan Chase	50,340	3,044,563
Kansas City Life Insurance	1,600	79,408
KeyCorp	32,200	425,040
Kilroy Realty ‡	5,264	356,583
Lakeland Bancorp	7,035	77,315
Lincoln National	14,311	783,670
Loews	1,700	74,120
M&T Bank	3,200	390,976
Manning & Napier, Cl A	9,300	147,312
Medallion Financial	15,700	181,335
Merchants Bancshares	4,600	137,034
Meridian Bancorp *	1,300	14,742
MetLife	4,589	248,907
MicroFinancial	14,900	125,011
MidSouth Bancorp	7,500	142,050
MidWestOne Financial Group	5,497	146,660
Monarch Financial Holdings	9,447	119,977
Mortgage Investment Trust ‡	11,000	209,770
NASDAQ OMX Group	12,500	540,750
National Penn Bancshares	13,244	136,281
National Western Life Insurance, Cl A	500	135,500
Navigators Group *	1,300	88,517
Nelnet, Cl A	10,328	491,510
New York Community Bancorp	16,100	256,795
New York Mortgage Trust ‡	23,900	186,659
NewBridge Bancorp *	34,021	302,447
Northern Trust	9,000	596,700
Northrim BanCorp	3,900	112,710
NorthStar Asset Management Group	22,393	405,761

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
OceanFirst Financial	16,519	$273,720
One Liberty Properties ‡	400	9,156
Oppenheimer Holdings, Cl A	5,900	144,845
Pacific Continental	7,300	105,266
Pacific Premier Bancorp *	800	12,952
Park Sterling	26,022	199,329
PartnerRe	6,639	768,066
Pebblebrook Hotel Trust ‡	10,207	434,818
Peoples Bancorp	3,100	76,415
Piper Jaffray *	1,100	62,106
Plum Creek Timber ‡	2,000	82,020
Preferred Apartment Communities ‡ *	6,300	53,550
Primerica	915	46,802
Provident Financial Holdings	11,200	163,296
QTS Realty Trust *	5,900	207,798
Raymond James Financial	12,200	684,786
Regional Management *	6,000	69,960
Regions Financial	83,500	829,155
Republic Bancorp, Cl A	2,600	63,050
Ryman Hospitality Properties ‡	35,536	1,753,702
S&T Bancorp	6,200	171,058
Sabra Health Care ‡	14,984	428,093
Saul Centers ‡	2,300	126,385
Signature Bank *	202	24,468
Simon Property Group ‡	246	44,086
Solar Capital	5	93
Southside Bancshares	3,500	117,530
Southwest Bancorp	14,741	265,780
Starwood Property Trust ‡	3,313	74,741
Starwood Waypoint Residential Trust ‡	662	17,331
State Bank Financial	14,591	261,471
State Street	8,250	622,545
Strategic Hotels & Resorts ‡ *	26,246	337,261
Suffolk Bancorp	2,200	50,512
Summit Hotel Properties ‡	27,700	322,428
Sun Communities ‡	7,394	428,630
SunTrust Banks	22,250	870,865
Synovus Financial	16,207	411,010
Third Point Reinsurance *	4,100	62,730
Tompkins Financial	3,997	200,649
Torchmark	2,100	111,216
Travelers	1,700	171,360

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Tree.com *	9,759	$360,985
Trico Bancshares	7,694	202,352
United Community Banks	19,081	344,030
United Financial Bancorp	9,581	134,422
United Insurance Holdings	16,302	319,519
Universal Insurance Holdings	34,731	607,793
Univest Corp of Pennsylvania	15,300	313,956
Unum Group	19,200	642,432
US Bancorp	1,115	47,499
Washington Prime Group ‡	123	2,168
Washington Trust Bancorp	3,000	115,110
Wells Fargo	13,271	704,557
West Bancorporation	10,300	170,774
Wilshire Bancorp	26,313	260,499
Wintrust Financial	6,263	290,102
WR Berkley	2,400	123,696

		59,152,131

Health Care — 7.1%
AAC Holdings *	3,023	65,841
Abbott Laboratories	15,700	684,363
AbbVie	16,107	1,022,150
Accuray *	17,542	111,041
Aetna	10,600	874,606
Albany Molecular Research *	21,288	495,159
Alexion Pharmaceuticals *	13,770	2,635,027
Allergan	4,268	811,176
Amgen	7,639	1,238,893
Amicus Therapeutics *	9,400	54,520
Amsurg, Cl A *	4,000	216,040
ANI Pharmaceuticals *	5,700	193,572
Anika Therapeutics *	13,932	559,230
Ardelyx *	4,900	107,457
Argos Therapeutics *	1,100	10,945
Ariad Pharmaceuticals *	7,100	42,316
AtriCure *	13,898	242,381
Avanir Pharmaceuticals *	9,800	126,812
Baxter International	12,100	848,694
Becton Dickinson & Company	3,847	495,109
Biogen Idec *	6,506	2,088,947
BioSpecifics Technologies *	3,600	144,432
BioTelemetry *	21,982	184,429
Bristol-Myers Squibb	19,939	1,160,250
Cambrex *	1,300	27,404

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Capital Senior Living *	9,464	$212,940
Cara Therapeutics *	1,000	9,010
Cardinal Health	5,800	455,184
Cardiovascular Systems *	16,117	499,627
CareFusion *	19,497	1,118,543
Cempra *	7,702	104,747
Centene *	3,200	296,544
Cerner *	11,341	718,339
Charles River Laboratories International *	6,500	410,540
CR Bard	3,892	638,171
Cross Country Healthcare *	22,370	216,318
Cubist Pharmaceuticals *	28,262	2,043,060
Cynosure, Cl A *	8,033	203,155
Cytokinetics *	7,700	28,259
Eagle Pharmaceuticals *	1,900	24,073
Edwards Lifesciences *	3,093	374,006
Eli Lilly	12,363	820,038
Emergent Biosolutions *	3,400	76,908
Enanta Pharmaceuticals *	3,200	137,600
Endocyte *	22,800	136,458
Ensign Group	9,300	360,096
Enzo Biochem *	52,539	274,253
Epizyme *	4,700	124,691
Exactech *	10,600	225,780
Express Scripts Holding *	29,655	2,278,097
Five Prime Therapeutics *	200	2,608
Gilead Sciences *	39,029	4,371,248
Halozyme Therapeutics *	10,300	99,086
Hanger *	3,900	93,327
HCA Holdings *	188	13,169
Health Net *	4,600	218,546
Henry Schein *	3,280	393,698
Hospira *	25,260	1,356,462
Icad *	23,310	262,237
ICU Medical *	1,900	134,710
iKang Healthcare Group ADR *	2,202	40,209
ImmunoGen *	3,400	31,484
Impax Laboratories *	4,795	138,863
Infinity Pharmaceuticals *	7,700	104,874
Inogen *	9,678	228,497
Isis Pharmaceuticals *	3,920	180,555
Johnson & Johnson	16,420	1,769,748

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Lannett *	700	$39,704
LHC Group *	4,400	107,140
Lipocine *	1,700	7,310
McKesson	8,660	1,761,531
MedAssets *	2,800	60,648
Medtronic	33,858	2,307,761
Merck	24,027	1,392,124
Molina Healthcare *	4,300	209,152
Momenta Pharmaceuticals *	4,000	43,640
MWI Veterinary Supply *	371	62,942
Natus Medical *	6,500	221,000
Nektar Therapeutics *	23,308	321,417
NeoGenomics *	41,401	233,916
NPS Pharmaceuticals *	59,510	1,630,574
NuVasive *	500	20,450
Omnicell *	2,100	67,851
Orthofix International *	6,900	202,515
Pacira Pharmaceuticals *	12,297	1,141,408
PAREXEL International *	6,600	358,446
PDL BioPharma	38,300	326,699
Pernix Therapeutics Holdings *	28,709	279,913
Pfizer	67,247	2,014,048
PharMerica *	12,400	355,756
PhotoMedex *	17,700	67,968
Portola Pharmaceuticals *	1,811	51,614
POZEN	14,900	135,143
Prestige Brands Holdings *	4,200	148,764
Progenics Pharmaceuticals *	44,720	215,998
Providence Service *	6,207	274,225
PTC Therapeutics *	500	20,435
Puma Biotechnology *	510	127,806
Quest Diagnostics	9,500	602,870
Radius Health *	3,300	60,753
RadNet *	23,800	221,340
Receptos *	1,300	134,745
Relypsa *	6,900	141,933
Repligen *	19,065	480,819
Rigel Pharmaceuticals *	6,900	13,662
Rockwell Medical *	17,620	153,646
RTI Surgical *	21,697	110,438
Sangamo BioSciences *	13,400	162,676
SciClone Pharmaceuticals *	30,000	229,200
Select Medical Holdings	40,300	581,126

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Sorrento Therapeutics *	7,500	$31,650
St. Jude Medical	6,950	445,982
STAAR Surgical *	16,013	153,244
Supernus Pharmaceuticals *	12,443	99,917
SurModics *	8,659	187,467
Symmetry Medical *	14,700	145,530
United Therapeutics *	3,092	404,959
UnitedHealth Group	2,290	217,573
Varian Medical Systems *	8,000	672,960
Vascular Solutions *	11,465	337,186
Veracyte *	8,600	69,402
Waters *	2,572	284,978
Zeltiq Aesthetics *	6,000	153,840
Zimmer Holdings	6,600	734,184
Zoetis, Cl A	10,500	390,180

		57,096,710

Industrials — 5.4%
3M	1,866	286,935
ACCO Brands *	13,800	113,574
Accuride *	44,056	212,350
Aceto	30,182	686,339
Aegion, Cl A *	5,300	97,096
Aerovironment *	2,800	85,820
AGCO	28,300	1,253,973
Air Transport Services Group *	24,100	197,138
Alamo Group	1,900	81,396
Alaska Air Group	5,606	298,407
Allegiant Travel, Cl A	630	84,086
AMERCO	1,407	381,466
American Airlines Group	31,398	1,298,307
American Woodmark *	4,700	192,277
AMETEK	3,600	187,740
ARC Group Worldwide *	9,678	132,008
ArcBest	1,966	76,084
Argan	8,200	285,442
Astronics *	7,094	367,540
Avis Budget Group *	4,465	248,923
Barrett Business Services	7,278	171,106
Blount International *	13,200	202,092
Boeing	2,010	251,069
CAI International *	3,600	75,780
Caterpillar	6,500	659,165
CBIZ *	29,327	270,688

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Ceco Environmental	15,654	$224,165
Celadon Group	9,767	190,066
CH Robinson Worldwide	3,709	256,700
Cintas	2,000	146,480
Columbus McKinnon	5,800	165,010
Commercial Vehicle Group *	20,495	134,242
Con-way	8,000	346,960
Costamare	1,000	20,570
Courier	6,700	90,919
Covenant Transportation Group, Cl A *	25,742	533,889
CRA International *	1,800	54,000
Crane	11,400	710,790
CTPartners Executive Search *	11,060	201,845
Danaher	1,900	152,760
Deere	9,910	847,701
Delta Air Lines	9,413	378,685
Deluxe	5,971	363,037
Dover	3,350	266,124
Ducommun *	9,000	237,690
Eastern *	1,000	16,320
Echo Global Logistics *	2,200	57,486
Emerson Electric	1,600	102,496
EnerNOC *	1,100	16,247
Engility Holdings *	10,971	473,947
Equifax	1,700	128,758
Esterline Technologies *	2,600	304,486
Expeditors International of Washington	7,600	324,216
Federal Signal	2,900	41,180
FedEx	17,264	2,889,994
Generac Holdings *	7,400	335,516
General Dynamics	14,980	2,093,605
General Electric	59,702	1,540,908
GP Strategies *	9,989	331,235
Greenbrier	5,300	331,462
Hawaiian Holdings *	28,300	490,722
Honeywell International	2,027	194,835
Huntington Ingalls Industries	1,700	179,894
Hurco	2,363	91,046
JetBlue Airways *	9,800	113,092
Kadant	8,672	358,501
Kelly Services, Cl A	6,384	112,550

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Kimball International, Cl B	9,100	$163,618
Korn *	400	11,172
L-3 Communications Holdings, Cl 3	8,091	982,733
LB Foster, Cl A	4,600	248,814
Leidos Holdings	1,675	61,255
Lockheed Martin	1,600	304,912
LS Starrett, Cl A	1,600	23,648
Lydall *	12,040	372,397
Manitex International *	18,172	207,706
Manpowergroup	4,300	287,025
MSC Industrial Direct, Cl A	5,600	453,432
Mueller Industries	3,401	110,396
MYR Group *	10,330	267,960
NN	11,073	276,825
Norfolk Southern	5,600	619,584
Northrop Grumman	1,600	220,736
NOW *	48	1,443
Owens Corning	26,500	849,590
Pall	6,725	614,800
PAM Transport *	5,530	237,679
Park-Ohio Holdings	16,705	887,202
Patrick Industries *	8,560	365,683
Polypore International *	18,000	790,560
Precision Castparts	801	176,781
Quality Distribution *	19,697	255,273
Raytheon	2,622	272,373
RBC Bearings	2,094	127,211
Republic Airways Holdings *	14,600	182,792
Rockwell Automation	1,200	134,820
Roper Industries	1,533	242,674
RPX *	6,600	92,730
Safe Bulkers	11,800	63,012
Saia *	7,038	345,003
SL Industries *	5,222	234,990
Sparton *	8,355	226,421
Spirit Airlines *	2,940	214,944
Standex International	1,900	163,875
Steelcase, Cl A	4,100	72,652
Stericycle *	3,817	480,942
Supreme Industries, Cl A	2,900	19,285
Tennant	1,996	147,165
Tetra Tech	4,907	131,557
Timken	6,344	272,729

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Triumph Group	1,687	$117,466
TrueBlue *	2,800	69,216
Tyco International	15,250	654,683
UniFirst	1,288	143,689
Union Pacific	2,684	312,552
United Continental Holdings *	315	16,635
United Parcel Service, Cl B	9,078	952,373
United Technologies	2,964	317,148
Universal Truckload Services	2,200	57,904
Vectrus *	1,200	29,328
Verisk Analytics, Cl A *	7,700	480,095
Veritiv *	4	180
Versar *	14,928	48,516
VSE	500	30,140
Waste Management	7,000	342,230
Watsco	1,068	108,530
Werner Enterprises	20,000	550,800
WESCO International *	2,960	243,934
West	8,686	277,952
Willis Lease Finance *	5,500	125,455
WW Grainger	3,599	888,233
Xerium Technologies *	17,837	266,128
Xylem	33,100	1,203,516

		43,500,032

Information Technology — 11.2%
Activision Blizzard	8,500	169,575
Actua *	27,026	508,089
Advanced Energy Industries *	12,400	245,272
Akamai Technologies *	11,500	693,450
Alliance Data Systems *	8,570	2,428,309
Alpha & Omega Semiconductor *	4,911	45,525
Amdocs	13,200	627,528
Amphenol, Cl A	3,000	151,740
Amtech Systems *	21,386	225,195
Analog Devices	1,400	69,468
AOL *	9,908	431,295
Apple	86,276	9,317,808
ARRIS Group *	10,402	312,268
Aruba Networks *	5,500	118,690
Aspen Technology *	9,904	365,755
Atmel *	38,282	284,053
Autobytel *	19,864	183,543
Automatic Data Processing	8,130	664,871

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Avnet	2,600	$112,450
Bel Fuse, Cl B	16,024	453,319
Benchmark Electronics *	11,400	270,408
Black Box	7,400	162,726
Blucora *	11,300	191,535
Cabot Microelectronics *	1,767	85,222
CalAmp *	11,213	216,187
Cascade Microtech *	24,272	260,681
Cavium *	43,740	2,244,299
CDK Global *	2,710	91,056
Cirrus Logic *	6,600	127,380
Cisco Systems	39,747	972,609
Citrix Systems *	13,140	843,982
Cognizant Technology Solutions, Cl A *	9,400	459,190
Constant Contact *	2,800	99,008
Corning	39,300	802,899
Cree *	25,000	787,000
CUI Global *	26,025	212,885
Daktronics	11,700	155,727
Demand Media *	3,200	22,528
Dice Holdings *	32,200	321,034
Diodes *	700	18,081
eBay *	1,226	64,365
Ebix	6,100	89,975
EchoStar, Cl A *	42,622	1,991,726
Electro Rent	1,407	21,443
EMC	4,568	131,239
EPAM Systems *	4,583	218,792
ePlus *	9,240	564,287
Equinix	2,475	517,027
Euronet Worldwide *	7,282	390,825
ExlService Holdings *	5,500	153,945
Fabrinet *	7,400	134,754
Facebook, Cl A *	85,196	6,388,848
FactSet Research Systems	2,100	276,024
Fidelity National Information Services	3,100	181,009
Finisar *	22,000	367,840
Fiserv *	2,600	180,648
FLIR Systems	4,300	144,179
FormFactor *	30,592	243,818
Global Cash Access Holdings *	37,000	269,730

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Google, Cl A *	13,794	$7,833,199
Google, Cl C *	3,413	1,908,140
GTT Communications *	19,361	251,306
Hackett Group	15,300	107,253
Harris	3,000	208,800
Hewlett-Packard	2,984	107,066
Higher One Holdings *	24,800	63,736
IEC Electronics *	4,900	24,255
Information Services Group *	51,833	219,254
Ingram Micro, Cl A *	11,050	296,582
Insight Enterprises *	10,100	229,775
Integrated Silicon Solution	11,200	152,096
Intel	31,421	1,068,628
Internap Network Services *	25,377	203,270
International Business Machines	4,267	701,495
Intuit	4,000	352,040
Itron *	19,000	739,670
IXYS	4,700	54,849
Jabil Circuit	32,800	687,160
Juniper Networks	43,000	906,010
Key Tronic *	9,900	81,378
Kulicke & Soffa Industries *	19,100	275,422
Lexmark International, Cl A	5,000	215,800
LinkedIn, Cl A *	12,051	2,759,197
LogMeIn *	4,300	206,615
MasterCard, Cl A	2,560	214,400
Mavenir Systems *	12,640	154,966
MaxLinear, Cl A *	28,448	201,696
Methode Electronics	7,010	276,054
Microchip Technology	9,525	410,623
Micron Technology *	54,767	1,812,240
Microsoft	22,889	1,074,639
MicroStrategy, Cl A *	200	32,176
MoneyGram International *	14,900	128,140
Monotype Imaging Holdings	4,200	120,162
Motorola Solutions	12,778	824,181
NCR *	3,335	92,279
NetScout Systems *	8,688	320,240
Newport *	3,900	69,771
Nuance Communications *	69,450	1,071,614
NVIDIA	28,000	547,120
OmniVision Technologies *	8,600	230,308
Oplink Communications	5,400	112,590

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Oracle	84,615	$3,304,216
OSI Systems *	1,200	85,056
Park City Group *	22,410	188,692
Paychex	13,831	649,227
PC Connection	12,300	293,355
PCM *	11,779	113,785
PDF Solutions *	13,734	178,130
Pegasystems	5,400	117,018
Pericom Semiconductor *	1,900	20,767
Photronics *	10,600	95,294
Pixelworks *	32,109	145,133
Planar Systems *	53,563	193,898
Plexus *	800	33,080
Polycom *	5,400	70,632
Progress Software *	16,616	430,354
PTC *	14,700	560,805
QUALCOMM	8,221	645,431
Quantum *	21,701	27,777
Rovi *	18,982	396,344
Saba Software *	23,449	313,044
salesforce.com inc *	36,790	2,354,192
Sanmina *	9,300	233,151
ScanSource *	2,500	95,450
Science Applications International	957	46,807
ServiceNow *	38,070	2,586,095
ShoreTel *	30,883	249,843
Skyworks Solutions	4,453	259,343
Spansion, Cl A *	8,078	166,245
Spok Holdings	1,900	30,856
SS&C Technologies Holdings *	2,300	111,136
Stamps.com *	1,700	62,730
SunEdison *	3,503	68,344
Super Micro Computer *	3,600	115,056
Sykes Enterprises *	1,700	36,618
Synaptics *	692	47,354
SYNNEX	5,868	405,948
Take-Two Interactive Software *	12,300	325,335
TechTarget *	29,345	279,951
TeleCommunication Systems, Cl A *	15,700	45,216
Telenav *	23,260	167,937
TeleTech Holdings *	3,283	84,734
Teradata *	17,700	749,064
Tessco Technologies	2,200	69,850

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
TiVo *	19,379	$252,896
Total System Services	3,900	131,781
Ultimate Software Group *	1	151
Ultra Clean Holdings *	14,300	125,554
Unisys *	26,500	679,460
United Online	14,285	160,278
VASCO Data Security International *	13,214	334,578
Verint Systems *	6,580	378,284
VeriSign *	3,380	201,989
Visa, Cl A	8,685	2,096,820
Vishay Intertechnology	6,800	91,868
Wayside Technology Group	5,374	92,970
Web.com Group *	7,100	145,763
Workday, Cl A *	26,940	2,572,231

		89,147,225

Materials — 2.2%
Air Products & Chemicals	4,118	554,530
Airgas	2,275	253,753
Alcoa	13,000	217,880
Ashland	6,373	688,730
Axiall	10,200	411,060
Balchem	1,061	68,647
Ball	2,000	128,860
Berry Plastics Group *	2,200	57,244
Boise Cascade *	5,900	212,754
Cabot	2,788	129,447
Calgon Carbon *	5,565	117,032
Clearwater Paper *	1,600	102,960
Core Molding Technologies *	8,400	111,720
Crown Holdings *	14,000	671,020
Ecolab	2,484	276,295
EI du Pont de Nemours	7,668	530,242
Ferro *	9,893	129,796
FMC	23,060	1,322,491
Friedman Industries	5,600	42,784
Graphic Packaging Holding *	29,500	357,835
Hecla Mining	36,364	79,273
Huntsman	44,000	1,073,600
International Flavors & Fragrances	4,173	413,753
International Paper	214	10,833
Kaiser Aluminum	2,731	189,941
Materion	7,160	282,462
Minerals Technologies	4,936	378,640

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Materials (continued)
Monsanto	19,704	$2,266,748
Mosaic	202	8,951
Myers Industries	5,000	74,700
Neenah Paper	5,343	325,976
Newmont Mining	6,243	117,119
Nucor	194	10,488
OMNOVA Solutions *	22,000	154,660
PolyOne	600	22,206
PPG Industries	397	80,865
Praxair	4,032	507,992
Sealed Air	7,800	282,750
Sensient Technologies	8,621	510,191
Sherwin-Williams	12,227	2,806,830
Sigma-Aldrich	4,849	659,028
TimkenSteel	1,200	48,696
United States Steel	11,100	444,444
US Concrete *	7,238	178,779

		17,314,005

Telecommunication Services — 1.0%
8x8 *	21,508	169,053
AT&T	70,349	2,450,959
Frontier Communications	15,091	98,695
IDT, Cl B	2,786	45,913
inContact *	38,149	339,526
Inteliquent	30,500	513,315
Intelsat *	10,900	212,114
Iridium Communications *	29,200	277,400
Level 3 Communications *	44,081	2,067,840
NTELOS Holdings	6,700	67,536
Premiere Global Services *	16,000	167,520
Shenandoah Telecommunications	1,100	32,549
Verizon Communications	34,240	1,720,560
Vonage Holdings *	2,300	8,004
Windstream Holdings	10,497	110,009

		8,280,993

Utilities — 1.6%
Alliant Energy	6,514	403,282
Ameren	11,947	505,836
American Electric Power	7,537	439,709
American States Water	3,300	118,074
American Water Works	14,800	789,876
Avista	3,612	128,045
Black Hills	5,009	274,143

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Utilities (continued)
Chesapeake Utilities	6,569	$318,137
CMS Energy	3,900	127,413
Consolidated Edison	598	37,889
Dominion Resources	9,100	648,830
DTE Energy	7,229	593,935
Duke Energy	10,176	835,959
Edison International	2,000	125,160
El Paso Electric	2,836	107,314
Empire District Electric	4,478	127,354
Entergy	1,757	147,623
Exelon	3,585	131,175
FirstEnergy	318	11,874
Gas Natural	24,300	275,805
IDACORP	2,357	149,033
Integrys Energy Group	1,300	94,484
Laclede Group	2,623	133,170
MDU Resources Group	11,605	327,029
New Jersey Resources	2,196	128,422
NextEra Energy	6,400	641,408
NiSource	17,600	740,256
Northeast Utilities	10,200	503,370
Northwest Natural Gas	2,328	109,253
NorthWestern	1,991	105,205
PG&E	1,607	80,864
Pinnacle West Capital	1,500	92,205
PNM Resources	8,172	235,762
Portland General Electric	7,217	262,771
PPL	3,100	108,469
Public Service Enterprise Group	3,900	161,109
Questar	13,600	327,896
SCANA	5,052	277,304
Sempra Energy	5,031	553,410
South Jersey Industries	1,129	66,204
Southern	4,724	219,005
UIL Holdings	5,257	216,273
Wisconsin Energy	10,500	521,430
Xcel Energy	13,834	463,024

		12,664,789

		379,416,455

Total Common Stock (Cost $627,830,869)		743,044,710

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

REGISTERED INVESTMENT COMPANIES — 3.0%
	Shares	Value
CLOSED-END FUND — 0.0%
FII BTG Pactual Corporate Office Fund ‡	1,113	$50,761

EXCHANGE TRADED FUNDS — 0.0%
iShares MSCI Frontier 100 Fund	6,769	245,850
Morgan Stanley China A Share Fund	10,463	250,380

		496,230

OPEN-END FUND — 3.0%
Oakmark International Small Cap Fund, Cl I	1,477,274	23,872,753

Total Registered Investment Companies (Cost $19,984,097)		24,419,744

PREFERRED STOCK (C) — 0.5%
BRAZIL — 0.3%
Banco Bradesco	33,400	503,042
Centrais Eletricas Santa Catarina	7,000	40,284
Cia Brasileira de Distribuicao	6,900	289,322
Cia Energetica de Minas Gerais	21,968	126,157
Cia Energetica de Sao Paulo	16,600	163,662
Eucatex Industria e Comercio	3,400	5,969
Gerdau	12,200	54,602
Itau Unibanco Holding	8,140	120,725
Itausa — Investimentos Itau	15,900	63,462
Klabin	9,800	9,571
Lojas Americanas	14,000	82,602
Petroleo Brasileiro	45,000	277,493
Suzano Papel e Celulose, Cl A	4,600	19,418
Telefonica Brasil	21,100	430,958
Uniao Industrial Petroquimica SA *	80,400	16,223
Vale, Cl A	17,400	151,326
Whirlpool	11,900	19,594

		2,374,410

COLOMBIA — 0.0%
Cementos Argos	23,489	114,848

GERMANY — 0.1%
Henkel & KGaA	4,725	466,466
ProSiebenSat.1 Media	654	26,353
Volkswagen	1,012	215,655

		708,474

SOUTH AFRICA — 0.0%
Absa Bank	257	18,990

PREFERRED STOCK (C) — continued
	Shares	Value
SOUTH KOREA — 0.1%
Hyundai Motor	3,700	$443,143
Samsung Electronics	443	408,293

		851,436

Total Preferred Stock (Cost $4,399,409)		4,068,158

EQUITY LINKED NOTES (A) (C) * — 0.3%
HSBC (convertible into Asian Paints) 03/10/16	3,335	35,706
(convertible into Axis Bank) 03/10/16	18,500	123,315
(convertible into Bajaj Auto) 11/16/15	10	426
(convertible into Bharti Airtel) 03/10/16 *	11,220	72,935
(convertible into Coal India) 12/15/15	13,200	79,708
(convertible into Hero Motorcorp) 12/15/15	10	499
(convertible into Hindustan Unilever) 03/10/16	4,000	48,128
(convertible into ICICI Bank) 08/01/16	7,420	196,688
(convertible into ITC) 09/15/16	39,340	227,712
(convertible into LIC Housing Finance) 10/28/16	29,298	172,855
(convertible into Mahindra & Mahindra GDR) 06/30/16	12,400	263,943
(convertible into NTPC) 03/10/16 *	13,420	32,825
(convertible into Oil and Natural Gas) 03/10/16	32,930	217,414
(convertible into Reliance Capital) 10/28/16	12,640	97,851
(convertible into Reliance Industries) 10/28/16	16,152	263,357
(convertible into Saudi International Petrochemical) 03/27/15	7,515	76,786
(convertible into Tata Consultancy Services) 09/15/16	3,080	130,892
(convertible into Ultratech Cement) 03/10/16	1,100	45,682
(convertible into Unitech) 06/30/16	180,940	60,452

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2014

EQUITY LINKED NOTES (A) (C) * — continued
	Shares/ Number of Rights/ Number of Warrants	Value
(convertible into UPL) 10/28/16	22,015	$125,043

Total Equity Linked Notes (Cost $1,667,931)		2,272,217

RIGHTS * — 0.1%
Numericable Group, Expires 11/17/14	38,519	1,142,069
Tonly Electronics Holdings, Expires 11/13/14	400	79

Total Rights (Cost $722,095)		1,142,148

WARRANTS * — 0.0%
Minor International, Expires 03/11/17, Strike Price $40.00	1,855	—
Sun Hung Kai Properties, Expires 04/22/16 Strike Price $98.60	666	1,446

Total Warrants (Cost $—)		1,446

SHORT-TERM INVESTMENT — 3.0%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (B) (Cost $23,931,441)	23,931,441	23,931,441

Total Investments — 99.5% (Cost $678,535,842)		$798,879,864

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
State Street	11/10/14	AUD	569,400	USD	525,009	$24,283
State Street	11/10/14	AUD	604,400	USD	559,342	27,837
Citi	12/17/14	CHF	549,000	USD	583,038	12,183
State Street	4/7/15	CHF	154,400	USD	161,634	891
Citi	12/17/14	CHF	1,450,000	USD	1,665,575	157,852
State Street	4/7/15	USD	71,295	CHF	67,800	(710)
Citi	12/17/14	USD	169,710	CHF	154,000	(9,579)
State Street	2/11/15	EUR	939,000	USD	1,214,036	36,487
State Street	2/11/15	USD	840,774	EUR	659,100	(14,233)
State Street	2/11/15	EUR	3,883,800	USD	5,188,609	318,147
State Street	4/8/15	GBP	704,500	USD	1,081,910	(43,428)

						$509,730

For the year ended October 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the tables above, is representative of the volume of activity for this derivative type during the period.

Percentages are based on net assets of $802,722,815.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(B)	The rate reported is the 7-day effective yield as of October 31, 2014.
(C)	Interest rate unavailable.

ADR — American Depositary Receipt

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

Ser — Series

USD — United States Dollar

The following is a list of the level of inputs used as of October 31, 2014, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$743,044,710	$—	$—	$743,044,710
Registered Investment Companies	24,419,744	—	—	24,419,744
Preferred Stock	4,068,158	—	—	4,068,158
Equity Linked Notes	—	2,272,217	—	2,272,217
Rights	—	1,142,148	—	1,142,148
Warrants	—	1,446	—	1,446
Short-Term Investment	23,931,441	—	—	23,931,441

Total Investments in Securities	$795,464,053	$3,415,811	$—	$798,879,864

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts*
Appreciation	$—	$577,680	$—	$577,680
Depreciation	—	(67,950)	—	(67,950)

Total Other Financial Instruments	$—	$509,730	$—	$509,730

* Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities. For the year ended October 31, 2014, there were transfers between Level 1 and Level 2 assets and liabilities due to changes in the availability of unadjusted inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of the year.

For the year ended October 31, 2014, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2014

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 47.7%
	Shares	Value
OPEN-END FUNDS — 47.7%
AllianzGI Convertible Fund, Cl I	1,120,905	$40,475,888
PIMCO Emerging Local Bond Fund, Cl I	4,104,779	37,435,586

Total Registered Investment Companies (Cost $77,011,109)		77,911,474

COMMON STOCK — 26.9%
ENERGY — 24.7%
American Midstream Partners LP (A)	11,034	314,469
Arc Logistics Partners	15,633	380,194
Buckeye Partners LP (A)	20,666	1,558,216
Compressco Partners LP (A)	9,514	204,075
Crestwood Midstream Partners LP (A)	102,266	2,034,071
CrossAmerica Partners LP (A)	13,906	472,804
Dynagas LNG Partners	8,196	180,476
El Paso Pipeline Partners LP (A)	73,115	2,972,125
Enbridge Energy Management LLC	119,814	4,256,996
Energy Transfer Equity LP (A)	14,209	829,237
Energy Transfer Partners LP (A)	63,678	4,102,773
EnLink Midstream Partners (A)	53,083	1,592,490
Exterran Partners LP	47,419	1,317,774
Foresight Energy (A)	3,000	54,300
GasLog Partners LP (A)	1,156	30,935
Global Partners LP (A)	17,010	695,369
Golar LNG Partners LP (A)	8,600	311,234
Holly Energy Partners LP (A)	8,882	297,192
KNOT Offshore Partners LP (A)	5,585	134,431
Martin Midstream Partners LP (A)	30,741	1,079,624
Midcoast Energy Partners LP	30,097	466,503
NGL Energy Partners LP	23,520	808,147

COMMON STOCK — continued
	Shares/Face Amount	Value
ENERGY (continued)
NuStar Energy LP	48,825	$2,968,560
Regency Energy Partners LP (A)	109,487	3,284,610
Seadrill Partners	13,645	343,172
Southcross Energy Partners LP (A)	36,217	719,632
Sprague Resources LP	11,230	251,215
Targa Resources Partners LP (A)	5,539	338,322
TC Pipelines LP (A)	35,091	2,187,924
Teekay LNG Partners LP	30,712	1,206,981
Teekay Offshore Partners (A)	18,318	548,258
Transmontaigne Partners LP (A)	5,802	217,285
USA Compression Partners LP (A)	32,096	731,789
USD Partners *	2,835	47,118
Williams Partners LP (A)	64,716	3,336,110
World Point Terminals LP (A)	1,700	32,980

		40,307,391

FINANCIALS — 0.4%
Alpha Bank AE *	172,357	112,314
Annaly Capital Management ‡	22,000	251,020
Omega Healthcare Investors ‡	3,000	114,480
Oslo Bors VPS Holding	11,150	125,635

		603,449

MATERIALS — 0.2%
CVR Partners LP	14,151	172,359
OCI Partners	3,389	69,441
Terra Nitrogen LP	850	120,122

		361,922

UTILITIES — 1.6%
Abengoa Yield *	1,500	48,750
AmeriGas Partners LP	20,020	923,923
Ferrellgas Partners LP	25,914	699,419
Suburban Propane Partners LP	19,185	864,284

		2,536,376

Total Common Stock (Cost $37,340,591)		43,809,138

CORPORATE OBLIGATIONS — 21.7%
CONSUMER DISCRETIONARY — 4.7%
Ancestry.com 11.000%, 12/15/20	$500,000	566,250
9.625%, 10/15/18 (C)	250,000	249,375

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount(1)		Value
CONSUMER DISCRETIONARY (continued)
Beverages & More 10.000%, 11/15/18 (C)		$250,000	$237,500
Carlson Travel Holdings 7.500%, 08/15/19 (C)		450,000	451,125
Churchill Downs 5.375%, 12/15/21 (C)		650,000	666,250
Cirsa Funding Luxembourg 8.750%, 05/15/18 (C)		500,000	640,735
Europcar Groupe MTN 11.500%, 05/15/17 (C)	EUR	250,000	351,665
Gol LuxCo 8.875%, 01/24/22 (C)		200,000	196,500
HJ Heinz 4.250%, 10/15/20		500,000	504,900
Live Nation Entertainment 7.000%, 09/01/20 (C)		700,000	743,750
MGM Resorts International 7.750%, 03/15/22		650,000	749,125
Servicios Corporativos Javer 9.875%, 04/06/21 (C)		500,000	541,250
Station Casinos 7.500%, 03/01/21		625,000	653,125
Viking Cruises 8.500%, 10/15/22 (C)		575,000	622,438
Wynn Las Vegas LLC 5.375%, 03/15/22		550,000	578,875

			7,752,863

CONSUMER STAPLES — 0.9%
Constellation Brands 4.250%, 05/01/23		300,000	301,500
Simmons Foods 7.875%, 10/01/21 (C)		375,000	379,687
Southern Graphics 8.375%, 10/15/20 (C)		825,000	849,750

			1,530,937

ENERGY — 0.2%
Cloud Peak Energy Resources 6.375%, 03/15/24		250,000	245,000

FINANCIALS — 3.3%
Aviv Healthcare Properties 6.000%, 10/15/21		450,000	463,500
DFC Finance 10.500%, 06/15/20 (C)		600,000	586,500
Emma Delta Finance 12.000%, 10/15/17 (C)		1,000,000	1,528,841

CORPORATE OBLIGATIONS — continued
	Face Amount(1)		Value
FINANCIALS (continued)
Gala Electric Casinos 11.500%, 06/01/19 (C)	GBP	200,000	$332,736
Intralot Finance Luxembourg 9.750%, 08/15/18 (C)	EUR	350,000	462,177
Lansing Trade Group 9.250%, 02/15/19 (C)		400,000	380,000
Minerva Luxembourg 7.750%, 01/31/23 (C)		600,000	627,000
Moto Finance 10.250%, 03/15/17 (C)	GBP	250,000	420,919
MPT Operating Partnership MTN 5.750%, 10/01/20 ‡	EUR	400,000	535,094

			5,336,767

HEALTH CARE — 2.4%
DaVita HealthCare Partners 5.750%, 08/15/22		750,000	795,000
Halyard Health 6.250%, 10/15/22 (C)		325,000	332,312
HCA 4.750%, 05/01/23		700,000	711,375
Kindred Healthcare 6.375%, 04/15/22 (C)		400,000	394,000
LifePoint Hospitals 5.500%, 12/01/21		750,000	785,625
Tenet Healthcare 4.500%, 04/01/21		800,000	802,000
Vantage Oncology 9.500%, 06/15/17 (C)		150,000	138,750

			3,959,062

INDUSTRIALS — 5.6%
AAR 7.250%, 01/15/22		280,000	303,800
ADS Tactical 11.000%, 04/01/18 (C)		900,000	879,750
Alliant Techsystems 5.250%, 10/01/21 (C)		600,000	610,500
Ceridian HCM Holding 11.000%, 03/15/21 (C)		600,000	676,500
CMA CGM 8.875%, 04/15/19 (C)		400,000	513,791
DigitalGlobe 5.250%, 02/01/21 (C)		750,000	729,375
Ducommun 9.750%, 07/15/18		750,000	817,500
Fly Leasing 6.750%, 12/15/20		700,000	721,000

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2014

CORPORATE OBLIGATIONS — continued
	Face Amount(1)		Value
INDUSTRIALS (continued)
Kissner Milling 7.250%, 06/01/19 (C)		450,000	$459,000
Marine Harvest 5.200%, 03/12/18 (E)	NOK	2,000,000	299,483
Numericable Group 4.875%, 05/15/19 (C)		700,000	698,250
Sensata Technologies BV 4.875%, 10/15/23 (C)		850,000	839,375
United Continental Holdings 6.375%, 06/01/18		250,000	261,250
United Continental Holdings 6.000%, 12/01/20		200,000	205,750
US Airways Group 6.125%, 06/01/18		750,000	774,375
VRG Linhas Aereas 10.750%, 02/12/23 (C)		400,000	427,000

			9,216,699

INFORMATION TECHNOLOGY — 1.0%
Activision Blizzard 5.625%, 09/15/21 (C)		500,000	531,875
Finisar 0.500%, 12/15/33 (C)		300,000	273,938
Gamenet 7.250%, 08/01/18 (C)	EUR	350,000	370,921
NeuStar 4.500%, 01/15/23		450,000	389,250

			1,565,984

MATERIALS — 1.3%
Crown Americas 4.500%, 01/15/23		425,000	417,563
LSB Industries 7.750%, 08/01/19		750,000	800,400
Sealed Air 6.500%, 12/01/20 (C)		750,000	825,000

			2,042,963

TELECOMMUNICATION SERVICES — 1.5%
Nokia 5.375%, 05/15/19		700,000	752,500
Univision Communications 6.750%, 09/15/22 (C)		678,000	752,580
Virgin Media Finance LLC 6.375%, 04/15/23 (C)		850,000	898,875

			2,403,955

UTILITIES — 0.8%
Calpine 7.875%, 01/15/23 (C)		598,000	662,285

CORPORATE OBLIGATIONS — continued
	Face Amount(1)		Value
UTILITIES (continued)
GenOn Americas Generation 9.125%, 05/01/31		750,000	$701,250

			1,363,535

Total Corporate Obligations (Cost $35,115,828)			35,417,765

CONVERTIBLE BONDS — 0.8%
Annaly Capital Management 5.000%, 05/15/15 ‡		300,000	302,250
JDS Uniphase 0.625%, 08/15/33		350,000	358,750
Marine Harvest 2.375%, 05/08/18	EUR	100,000	170,466
Pescanova 8.750%, 02/17/19	EUR	400,000	45,113
5.125%, 04/20/17	EUR	500,000	56,392
REXLot Holdings 6.000%, 09/28/16	HKD	900,000	160,442
Titan Machinery 3.750%, 05/01/19		375,000	287,343

Total Convertible Bonds (Cost $1,441,456)			1,380,756

SOVEREIGN DEBT — 0.4%
Hellenic Republic Government Bond 2.000%, 02/24/23 (B)	EUR	175,000	155,246
Mexican Bonos 5.000%, 06/15/17	MXP	6,200,000	471,115

Total Sovereign Debt (Cost $628,751)			626,361

LOAN PARTICIPATIONS — 0.4%
NARTC Bank Loan 11.500%, 07/13/20		400,000	403,000
8.750%, 01/13/20		206	207
7.750%, 01/13/20		198,338	199,330

Total Loan Participations (Cost $589,433)			602,537

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2014

PREFERRED STOCK (F) * — 0.3%
	Shares	Value
UNITED STATES — 0.3%
Amid PIPE	7,340	$181,834
Teekay Offshore Partners LP	13,000	335,400

Total Preferred Stock (Cost $501,666)		517,234

SHORT-TERM INVESTMENT — 0.9%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (D) (Cost $1,521,146)	1,521,146	1,521,146

Total Investments — 99.1% (Cost $154,149,980)		$161,786,411

The open futures contracts held by the Fund at October 31, 2014, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Appreciation
BP Currency	(8)	Dec-2014	$4,564
Euro Currency	(33)	Dec-2014	164,028

			$168,592

For the year ended October 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on net assets of $163,177,431.

*	Non-income producing security.
‡	Real Estate Investment Trust
(1)	In U.S. Dollars unless otherwise indicated.
(A)	Securities considered Master Limited Partnership. At October 31, 2014, these securities amounted to $28,080,255 or 17.2% of Net Assets.
(B)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on October 31, 2014. The coupon on a step bond changes on a specified date.
(C)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(D)	The rate reported is the 7-day effective yield as of October 31, 2014.
(E)	Variable Rate Security — The rate reflected on the Schedule of Investments is the rate in effect as of October 31, 2014. The date reported on the Schedule of Investments is the final maturity date.
(F)	Rate not available.

Cl — Class

EUR — Euro

HKD — Hong Kong Dollar

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

NOK — Norwegian Krone

PLC — Public Limited Company

PIPE — Private Investment in Public Equity

The following is a list of the inputs used as of October 31, 2014, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$77,911,474	$—	$—	$77,911,474
Common Stock	43,809,138	—	—	43,809,138
Corporate Obligations	—	35,417,765	—	35,417,765
Convertible Bonds	—	1,380,756	—	1,380,756
Sovereign Debt	—	626,361	—	626,361
Loan Participations	—	602,537	—	602,537
Preferred Stock	335,400	—	181,834	517,234
Short-Term Investment	1,521,146	—	—	1,521,146

Total Investments in Securities	$123,577,158	$38,027,419	$181,834	$161,786,411

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures* Appreciation	$168,592	$—	$—	$168,592

Total Other Financial Instruments	$168,592	$—	$—	$168,592

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

Amounts designated as $0 are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Sector Weightings (unaudited) †	Long	Short	Net
Registered Investment Companies	58.2%	(1.0)%	57.2%
U.S. Treasury Obligations	7.7	0.0	7.7
Short-Term Investment	5.8	0.0	5.8
Industrials	3.3	(1.3)	2.0
Financials	5.9	(4.0)	1.9
Health Care	2.3	(1.5)	0.8
Preferred Stock	0.2	0.0	0.2
Consumer Staples	0.7	(0.5)	0.2
Purchased Options	0.2	0.0	0.2
Utilities	0.5	(0.4)	0.1
Information Technology	3.4	(3.3)	0.1
Warrants	0.0	0.0	0.0
Rights	0.0	0.0	0.0
Materials	0.6	(0.6)	0.0
Energy	1.5	(1.5)	0.0
Telecommunication Services	0.2	(0.2)	0.0
Consumer Discretionary	3.2	(3.4)	-0.2
Written Options	0.0	(0.7)	-0.7

Total			75.3
Other Assets and Liabilities, Net			24.7

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 58.2%
	Shares	Value

EXCHANGE TRADED FUNDS — 12.0%
Health Care Select Sector SPDR Fund (A)	31,300	$2,105,551
Industrial Select Sector SPDR Fund	36,900	2,037,618
PowerShares S&P 500 Downside Hedged Portfolio	1,599,895	47,196,902
Technology Select Sector SPDR Fund (A)	5,400	218,916

		51,558,987

OPEN-END FUNDS — 46.2%
AQR Managed Futures Strategy HV Fund, Cl I	3,907,388	41,457,386
AQR Multi-Strategy Alternative Fund, Cl I	3,180,165	31,642,640
AQR Style Premia Alternative Fund, Cl I	3,909,056	41,787,804
ASG Managed Futures Strategy Fund, Cl Y	3,698,934	41,834,947
PIMCO All Asset All Authority Fund, Cl I	4,208,500	41,832,490

		198,555,267

Total Registered Investment Companies (Cost $244,256,315)		250,114,254

COMMON STOCK — 21.0%
	Shares	Value

BERMUDA — 0.1%
Assured Guaranty	12,100	$279,268
Genpact *	5,300	93,015
Signet Jewelers	400	48,004

		420,287

BRAZIL — 0.1%
Cia Energetica de Minas Gerais ADR (A)	—	—
Gafisa ADR (A)	63,600	136,104
Gol Linhas Aereas Inteligentes ADR	16,500	85,305

		221,409

BRITISH VIRGIN ISLANDS — 0.2%
Atlas Mara -Nvest *	69,840	729,828

CANADA — 1.7%
Advantage Oil & Gas * (A)	18,231	77,846
AGF Management, Cl B (A)	45,700	415,215
Canfor Pulp Products (A)	9,400	105,088
Centerra Gold (A)	64,200	250,636
Chorus Aviation, Cl B * (A)	34,600	138,455
Cogeco (A)	2,000	100,670
Cogeco Cable (A)	500	27,266
Cott (A)	31,120	188,898
Dream Office ‡	14,800	374,645
EnerCare (A)	8,400	110,529
Genworth MI Canada (A)	900	31,463
Gran Tierra Energy *	68,000	310,080
Lake Shore Gold * (A)	99,800	72,611
Lightstream Resources (A)	151,000	399,255
Linamar (A)	12,400	633,395
Lucara Diamond * (A)	50,100	101,351
Magna International (A)	7,600	750,121
Mart Resources (A)	94,600	91,490
Medical Facilities (A)	8,300	132,706
Morguard ‡ (A)	7,000	114,902
North American Energy Partners *	35,241	190,654
OceanaGold * (A)	41,000	66,936
Petroamerica Oil * (A)	309,500	78,264
Potash Corp of Saskatchewan (A)	17,900	611,643
Power Financial (A)	20,100	588,706
Rock Energy *	27,000	131,760
Sun Life Financial (A)	7,900	281,009
Twin Butte Energy (A)	252,900	336,587
WestJet Airlines	21,300	603,631
Wi-Lan (A)	48,700	156,853
Zargon Oil & Gas (A)	17,900	97,358

		7,570,023

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

CAYMAN ISLANDS — 0.0%
Jiangnan Group (A)	772,000	$154,298

CHILE — 0.0%
Administradora de Fondos de Pensiones Habitat	19,085	30,228

CHINA — 2.1%
361 Degrees International (A)	170,000	48,664
Agile Property Holdings (A)	76,000	42,826
Agricultural Bank of China, Cl H (A)	970,000	450,281
Anhui Expressway, Cl H (A)	164,000	99,815
Bank of China, Cl H (A)	1,297,000	620,474
Baoye Group, Cl H (A)	78,000	46,870
Beijing Capital Land, Cl H (A)	286,000	98,835
China Citic Bank, Cl H (A)	1,022,000	665,506
China Construction Bank, Cl H (A)	919,000	684,941
China Everbright Bank, Cl H (A)	214,000	104,859
China Shenhua Energy, Cl H (A)	18,500	52,123
Chongqing Rural Commercial Bank, Cl H (A)	731,000	351,590
Concord Medical Services Holdings * (A)	18,412	136,249
E-Commerce China Dangdang ADR, Cl A *	5,300	69,589
Evergrande Real Estate Group (A)	1,462,000	561,789
Hainan Meilan International Airport, Cl H (A)	63,000	48,986
Huadian Power International, Cl H (A)	794,000	606,111
Huaneng Power International, Cl H (A)	574,000	704,626
Industrial and Commercial Bank of China * (A)	20,000	265,200
JA Solar Holdings ADR * (A)	26,489	221,713
Jiayuan.com International ADR	15,700	85,251
Jintian Pharmaceutical Group (A)	1,311,000	518,980
Metallurgical Corp of China, Cl H (A)	1,581,000	434,231
Peak Sport Products (A)	314,000	92,720
Perfect World ADR	29,300	608,854
PetroChina ADR (A)	4,600	577,300
Shenzhen Expressway, Cl H (A)	232,000	148,381
Sinovac Biotech *	16,478	87,169
Trina Solar ADR *	7,717	81,492
Vimicro International ADR *	5,900	53,336
Weiqiao Textile, Cl H (A)	143,500	71,610
Wumart Stores, Cl H (A)	11,000	9,518
Xinyuan Real Estate ADR (A)	31,000	88,350
Zhejiang Expressway, Cl H (A)	258,000	260,157
Zijin Mining Group, Cl H (A)	536,000	137,540

		9,135,936

COMMON STOCK — continued
	Shares	Value

GREECE — 0.1%
Aegean Airlines	14,945	$130,162
Danaos * (A)	21,907	120,050

		250,212

HONG KONG — 0.6%
Champion ‡ (A)	273,000	120,392
CSI Properties (A)	520,000	22,463
Emperor International Holdings	340,000	74,093
GOME Electrical Appliances Holding (A)	2,641,000	415,468
Huabao International Holdings (A)	252,000	180,020
Hui Xian ‡ *	335,000	181,925
Kowloon Development (A)	28,000	33,433
Michael Kors Holdings * (A)	8,800	691,592
PCCW (A)	106,000	67,385
Ports Design (A)	172,500	59,834
Sun Hung Kai (A)	363,000	270,548
TCC International Holdings (A)	252,000	101,383
Varitronix International (A)	102,000	84,834
Xiamen International Port, Cl H (A)	378,000	99,433
Yuexiu Transport Infrastructure (A)	138,000	83,635

		2,486,438

INDIA — 0.0%
Sify Technologies Limited *	120,877	26,580

IRELAND — 0.0%
Prothena PLC *	1,300	28,509

ISRAEL — 0.1%
Magic Software Enterprises	39,979	279,453
Mind CTI *	21,300	64,305
Orbotech * (A)	15,904	255,100

		598,858

KUWAIT — 0.0%
Sungdo Engineering & Construction	23,708	112,691

MALAYSIA — 0.1%
Faber Group	76,700	75,551
Pharmaniaga Berhad *	34,100	47,896
Protasco	179,400	83,448
Uchi Technologies	63,200	27,092
VS Industry	137,900	103,973

		337,960

MEXICO — 0.0%
Industrias Bachoco ADR (A)	—	—
Industrias Bachoco S.A. *	170	10,396

		10,396

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

PANAMA — 0.1%
Banco Latinoamericano de Comercio Exterior, Cl E (A)	4,994	$167,998
Copa Holdings, Cl A	1,300	151,996

		319,994

PUERTO RICO — 0.1%
Triple-S Management, Cl B * (A)	15,977	353,731

RUSSIA — 0.1%
JSC Mining & Smelting ADR *	12,583	234,170

		234,170

SINGAPORE — 0.1%
China Merchants Holdings Pacific	60,000	42,033
China Yuchai International (A)	6,200	112,778
CSE Global	185,000	97,202
Frasers Commercial Trust ‡	32,000	35,370
Keppel Land	17,000	44,197
Lian Beng Group *	157,000	84,323
UMS Holdings	180,000	70,756

		486,659

SOUTH KOREA — 1.1%
ASIA Holdings	679	94,347
AtlasBX	655	23,902
BRIDGETEC	23,532	114,057
Byucksan *	4,031	23,913
Chongkundang Holdings	2,354	173,126
Daesang Holdings	7,319	142,445
DK UIL *	8,010	87,315
Dongwon F&B *	413	135,447
Easy Bio *	73,207	383,595
GMB Korea *	8,543	51,159
Hanshin Construction *	5,635	64,062
HSR & A *	3,626	105,517
ISU Petasys *	67,590	271,946
KC Tech	13,237	95,122
KH Vatec	18,482	562,036
Kook Je Electric Korea	1,451	33,671
Korea Electric Terminal	2,283	117,704
Kyungchang Industrial	8,054	73,853
KyungDong City Gas	856	93,711
Kyungdong Pharm	5,789	129,459
Meritz Securities	98,420	400,134
Sam Chun Dang Pharmaceuticals *	19,629	220,400
Samjin Pharmaceutical	5,643	133,851
Sinil Pharmaceutical *	8,909	118,372

COMMON STOCK — continued
	Shares	Value

SOUTH KOREA (continued)
SK Holdings	3,661	$572,069
SKC	1,896	48,787
Sungwoo Hitech	27,853	401,351
Zeus	15	291

		4,671,642

SWEDEN — 0.0%
Allied World Assurance Holdings	3,300	125,400

TAIWAN — 0.1%
ChipMOS TECHNOLOGIES (A)	13,684	293,932
Silicon Motion Technology ADR	6,200	147,002

		440,934

UNITED STATES — 14.3%
Consumer Discretionary — 2.4%
Aaron’s	4,700	116,372
Ascena Retail Group *	2,100	26,145
AutoNation * (A)	8,000	458,080
Bassett Furniture Industries	12,100	210,298
Bloomin’ Brands *	4,600	86,986
Brinker International	2,300	123,372
Buffalo Wild Wings * (A)	2,600	388,128
Carter’s	1,800	140,634
Cheesecake Factory	1,600	73,504
Chipotle Mexican Grill, Cl A * (A)	1,040	663,520
Culp	7,873	149,351
Dick’s Sporting Goods	2,400	108,888
Drew Industries (A)	2,797	134,424
DSW, Cl A	3,300	97,845
Finish Line, Cl A	1,100	29,117
GameStop, Cl A (A)	17,000	726,920
GNC Holdings, Cl A	5,500	228,635
Hibbett Sports *	3,300	149,787
Isle of Capri Casinos *	60,100	446,543
Marcus (A)	16,834	288,366
MarineMax *	21,473	411,637
McClatchy, Cl A * (A)	39,029	138,943
Modine Manufacturing * (A)	17,967	230,517
Motorcar Parts & Accesories * (A)	4,801	139,421
Movado Group	3,600	127,080
New York *	20,100	65,727
NVR *	207	254,109
Penske Automotive Group (A)	9,200	416,208
Perry Ellis International *	3,400	69,530
Pier 1 Imports	9,200	118,680

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
RCI Hospitality Holdings *	13,570	$161,483
Remy International (A)	8,946	165,322
Rent-A-Center, Cl A	800	24,776
Rocky Brands	12,394	162,857
Ruth’s Hospitality Group (A)	20,536	249,923
SeaWorld Entertainment	3,200	61,568
Select Comfort *	3,800	97,622
Skullcandy *	32,625	272,093
Smith & Wesson Holding *	9,500	96,520
Staples	12,700	161,036
Steiner Leisure *	900	37,962
Tilly’s, Cl A *	3,900	27,768
Tower International * (A)	17,267	419,588
Tupperware Brands	1,600	102,000
Ulta Salon Cosmetics & Fragrance * (A)	3,400	410,754
Unifi * (A)	9,140	255,646
Universal Electronics * (A)	5,527	314,431
VOXX International, Cl A *	700	5,971
ZAGG *	84,020	564,614
Zumiez * (A)	6,346	211,830

		10,422,531

Consumer Staples — 0.4%
Calavo Growers	6,784	329,296
Craft Brew Alliance *	3,400	47,192
MGP Ingredients	17,649	217,965
Omega Protein *	21,827	315,400
Orchids Paper Products	3,600	103,536
Pantry *	2,600	67,002
Reed’s *	19,900	146,862
Sanderson Farms	3,300	277,134
Sprouts Farmers Market *	7,000	203,770
SunOpta *	10,900	154,344
Weis Markets	600	26,784

		1,889,285

Energy — 1.0%
Abraxas Petroleum * (A)	69,285	286,147
Basic Energy Services *	4,200	54,180
Broadwind Energy *	7,695	49,094
Callon Petroleum *	12,947	84,932
Green Plains	6,300	215,460
Matrix Service * (A)	5,109	128,032
Parker Drilling *	11,994	53,253

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Energy (continued)
Patterson-UTI Energy	3,500	$80,605
Pioneer Energy Services * (A)	70,025	642,829
REX American Resources * (A)	12,783	930,091
SM Energy	1,700	95,710
Superior Energy Services (A)	21,600	543,240
TransGlobe Energy * (A)	33,690	146,215
US Energy Wyoming *	111,155	290,115
VAALCO Energy *	30,900	229,278
Valero Energy	600	30,054
Warren Resources *	55,378	191,608
Whiting Petroleum *	1,400	85,736

		4,136,579

Financials — 3.6%
Agree Realty ‡	400	12,244
American Capital *	2,200	32,626
American Residential Properties ‡ * (A)	34,900	663,100
Apollo Residential Mortgage ‡	5,900	98,412
Aspen Insurance Holdings (A)	14,800	645,724
Banner (A)	5,800	250,676
BBX Capital, Cl A *	5,134	94,466
Berkshire Hills Bancorp (A)	8,162	210,416
Boston Private Financial Holdings (A)	19,800	260,370
Brixmor Property Group ‡ (A)	28,100	684,516
CBS Outdoor Americas ‡	3,400	103,462
Century Bancorp, Cl A	2,522	95,786
CM Finance	20,241	255,037
Cousins Properties ‡ (A)	53,500	696,035
CyrusOne ‡ (A)	26,500	723,715
DDR ‡	20,700	375,498
DuPont Fabros Technology ‡ (A)	17,300	535,781
Excel Trust ‡	23,556	306,228
FBR * (A)	3,211	77,514
Financial Institutions	6,079	152,826
First Busey (A)	43,452	271,575
First Industrial Realty Trust ‡ (A)	35,500	693,315
First Interstate BancSystem, Cl A	5,559	163,101
First Merchants (A)	9,843	222,944
Fox Chase Bancorp	3,100	50,778
Heritage Commerce	25,333	220,397
Host Hotels & Resorts ‡	5,800	135,198
Investment Technology Group *	8,467	151,813

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Investors Real Estate Trust ‡	15,000	$126,000
JMP Group *	36,876	269,195
Ladenburg Thalmann Financial Services *	19,500	83,265
LTC Properties ‡	3,300	138,402
MainSource Financial Group	4,454	81,018
MBIA *	3,900	38,064
Meta Financial Group	1,030	38,635
MidSouth Bancorp	13,330	252,470
Mortgage Investment Trust ‡ (A)	12,763	243,390
Navient	2,300	45,494
One Liberty Properties ‡	4,500	103,005
Orchid Island Capital, Cl A ‡	13,885	192,585
Oritani Financial (A)	11,773	173,887
PartnerRe	200	23,138
Peoples Bancorp	4,308	106,192
Piper Jaffray * (A)	5,777	326,169
Preferred Bank	4,200	111,636
PS Business Parks ‡	2,500	210,550
QTS Realty Trust * (A)	19,675	692,953
S&T Bancorp (A)	11,366	313,588
Saul Centers ‡ (A)	13,182	724,351
Simon Property Group ‡ (A)	3,600	645,156
Solar Capital (A)	34,100	633,919
Sotherly Hotels ‡	13,068	102,453
Square 1 Financial, Cl A * (A)	8,231	163,715
Tanger Factory Outlet Centers ‡	15,500	554,435
United Insurance Holdings (A)	5,905	115,738
WesBanco (A)	6,365	219,338
Westfield Financial	39,468	279,039
WSFS Financial (A)	3,472	273,073

		15,464,406

Health Care — 1.8%
Affymetrix * (A)	31,557	284,329
Agilent Technologies	1,100	60,808
Alliance HealthCare Services * (A)	6,644	160,320
Almost Family *	11,221	330,346
AMAG Pharmaceuticals *	4,200	138,642
AMN Healthcare Services * (A)	12,984	222,676
Amsurg, Cl A * (A)	2,552	137,834
Analogic	1,100	80,234
AngioDynamics * (A)	17,994	305,898
AtriCure *	2,400	41,856

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Biogen Idec *	30	$9,632
BioMarin Pharmaceutical *	5,100	420,750
Bruker *	1,500	31,095
Cambrex *	4,400	92,752
Charles River Laboratories International *	2,400	151,584
China Cord Blood * (A)	42,969	218,712
Covance *	2,200	175,780
Digirad	23,776	102,237
Enzo Biochem *	39,601	206,717
Galmed Pharmaceuticals *	8,400	55,776
Greatbatch * (A)	5,821	292,156
Haemonetics *	4,200	158,424
Harvard Bioscience *	13,300	63,840
Health Net *	2,200	104,522
Heska *	13,177	184,346
Hill-Rom Holdings	1,900	84,512
ICU Medical *	1,997	141,587
LHC Group * (A)	2,758	67,157
Merge Healthcare *	27,200	74,800
Merit Medical Systems * (A)	7,898	119,655
Molina Healthcare *	1,600	77,824
Natus Medical * (A)	9,707	330,038
Omnicell * (A)	9,555	308,722
OncoGenex Pharmaceuticals *	23,300	52,192
OraSure Technologies * (A)	34,122	305,392
PAREXEL International *	600	32,586
PDL BioPharma	21,700	185,101
PharMerica * (A)	9,989	286,584
Providence Service * (A)	7,176	317,036
pSivida *	14,200	55,948
Radius Health *	2,600	47,866
Rigel Pharmaceuticals * (A)	223,130	441,797
RTI Surgical *	14,300	72,787
Sangamo BioSciences *	15,100	183,314
SciClone Pharmaceuticals * (A)	18,887	144,297
Simulations Plus	14,900	94,466
Skystar Bio-Pharmaceutical *	16,504	69,152
Targacept *	48,045	112,425
Thoratec *	2,500	67,950
Threshold Pharmaceuticals *	10,000	29,300
WellCare Health Plans *	1,300	88,231

		7,821,985

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials — 1.9%
ACCO Brands * (A)	34,434	$283,392
Aceto	1,500	34,110
ADT	7,600	272,384
Aerovironment * (A)	4,958	151,963
Air Transport Services Group *	6,900	56,442
Alliant Techsystems	1,700	198,832
ARC Document Solutions *	9,200	93,380
Argan (A)	19,500	678,795
Armstrong World Industries *	800	38,736
Arotech *	48,822	144,025
Babcock & Wilcox	3,000	85,800
Blount International * (A)	19,147	293,141
Brady, Cl A	3,800	90,592
Brink’s	3,100	65,100
Clean Harbors *	3,000	148,890
Covenant Transportation Group, Cl A *	11,786	244,442
CRA International * (A)	13,408	402,240
Douglas Dynamics (A)	11,153	231,202
Ducommun *	4,678	123,546
Dun & Bradstreet	600	73,686
Echo Global Logistics *	3,000	78,390
Engility Holdings * (A)	4,435	191,592
Federal Signal (A)	21,340	303,028
FreightCar America	3,000	98,910
FTI Consulting *	700	28,266
Gibraltar Industries * (A)	11,872	181,048
Global Ship Lease, Cl A *	47,346	170,919
Gorman-Rupp (A)	8,938	283,692
Huntington Ingalls Industries	1,500	158,730
Insteel Industries	6,348	151,336
Kelly Services, Cl A	400	7,052
Kforce	3,457	80,029
Leidos Holdings	6,300	230,391
McGrath RentCorp	1,800	65,754
MRC Global *	11,500	241,845
NN (A)	10,710	267,750
Oshkosh	500	22,380
Park-Ohio Holdings (A)	3,077	163,419
Patrick Industries * (A)	6,570	280,670
Quad	6,215	137,041
Roadrunner Transportation Systems *	400	8,244

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
SL Industries *	1,100	$49,500
Southwest Airlines	4,600	158,608
Twin Disc (A)	8,610	224,032
UniFirst	1,300	145,028
Universal Forest Products (A)	2,704	135,119
US Auto Parts Network *	79,419	214,431
Vectrus *	2,400	58,656
VSE	2,932	176,741
Willdan Group *	11,390	149,437

		8,172,736

Information Technology — 2.7%
Alpha & Omega Semiconductor *	33,321	308,886
American Software, Cl A	6,402	61,843
AXT *	23,200	54,752
Benchmark Electronics * (A)	7,658	181,648
Black Box	3,100	68,169
Brocade Communications Systems	39,000	418,470
Cabot Microelectronics * (A)	4,038	194,753
Ciber * (A)	21,958	71,803
Comtech Telecommunications (A)	7,775	295,994
Constant Contact * (A)	9,553	337,794
Daktronics (A)	16,740	222,809
Daqo New Energy ADR *	2,300	89,516
Datalink *	8,674	109,726
Dice Holdings *	9,400	93,718
DTS *	10,899	324,572
Edgewater Technology *	36,529	257,895
ePlus * (A)	4,748	289,960
Fabrinet *	4,580	83,402
FormFactor * (A)	35,067	279,484
Global Cash Access Holdings * (A)	108,240	789,070
GSI Group *	13,092	168,232
Hewlett-Packard	3,800	136,344
Higher One Holdings *	57,400	147,518
Identiv *	12,700	118,745
Ingram Micro, Cl A *	3,100	83,204
Insight Enterprises *	22,355	508,576
Integrated Silicon Solution	13,145	178,509
Kulicke & Soffa Industries *	9,600	138,432
Lattice Semiconductor * (A)	35,689	239,473
Liquidity Services *	2,000	25,560
LogMeIn * (A)	4,909	235,877
Maxim Integrated Products	2,500	73,350

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
NCI, Cl A *	25,726	$261,891
NetScout Systems *	2,100	77,406
Newport * (A)	11,258	201,406
OmniVision Technologies * (A)	8,641	231,406
Park Electrochemical (A)	3,167	81,709
PC Connection (A)	12,739	303,825
Progress Software *	300	7,770
Rovi * (A)	22,300	465,624
Sanmina * (A)	13,200	330,924
Sigma Designs *	62,817	250,640
Sky-mobi ADR *	17,400	128,586
Spok Holdings (A)	11,291	183,366
Super Micro Computer * (A)	6,992	223,464
Sykes Enterprises * (A)	11,232	241,937
Symantec	6,500	161,330
Synopsys *	10,500	430,290
Take-Two Interactive Software *	13,900	367,655
TechTarget * (A)	23,713	226,222
TeleCommunication Systems, Cl A *	82,584	237,842
TheStreet *	24,757	56,693
TubeMogul *	4,600	71,484
VASCO Data Security International * (A)	11,903	301,384
Wayside Technology Group	1,200	20,760
XO Group *	4,500	57,285

		11,508,983

Materials — 0.2%
A Schulman (A)	4,903	173,615
AK Steel Holding *	17,200	130,204
Mercer International * (A)	19,737	248,292
Neenah Paper (A)	5,397	329,271
Owens-Illinois *	1,000	25,770
US Silica Holdings	700	31,430

		938,582

Telecommunication Services — 0.2%
inContact *	8,500	75,650
Inteliquent (A)	33,308	560,574
Premiere Global Services * (A)	14,537	152,202

		788,426

Utilities — 0.1%
Chesapeake Utilities (A)	3,700	179,167
Dynegy *	3,800	115,900

COMMON STOCK — continued
	Shares/ Number of Warrants/ Number of Rights/ Face Amount	Value

UNITED STATES (continued)
Utilities (continued)
Unitil (A)	6,594	$229,735
Vectren	400	17,980

		542,782

		61,686,295

Total Common Stock (Cost $87,135,854)		90,432,478

PREFERRED STOCK (D) — 0.1%
BRAZIL — 0.1%
Cemig ADR *	76,500	442,170

CHILE — 0.0%
Embotelladora Adina, Cl B *	26,177	83,319

Total Preferred Stock (Cost $564,493)		525,489

WARRANT * — 0.0%
Atlas Mara -Invest Expires 12/17/17, Strike Price $11.50 (Cost $14,321)	62,340	24,936

RIGHTS * — 0.0%
Agile Property Holdings, Expires 11/11/14, Strike Price 3.80 HKD (Cost $—)	9,500	625

U.S. TREASURY OBLIGATIONS — 7.7%
U.S. Treasury Notes 2.500%, 05/15/24	$16,800,000	17,070,379
United States Treasury Bills 0.100%, 07/23/15 (A) (C)	16,000,000	15,990,688

Total U.S. Treasury Obligations (Cost $32,819,330)		33,061,067

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

SHORT-TERM INVESTMENT — 5.8%
	Shares/ Number of Rights/ Number of Warrants	Value

SEI Daily Income Trust Government Fund, Cl A, 0.020% (B) (Cost $25,151,992)	25,151,992	$25,151,992

Total Investments — 93.7% (Cost $389,942,305)		$399,310,841

SCHEDULE OF SECURITIES SOLD SHORT
RIGHTS * — (0.0)%
CHC Group, Expires 11/14/2014, Strike Price $1,000 (Cost $—)	(14,500)	—

WARRANT * — (0.0)%
Magnum Hunter, Expires 4/15/2016, Strike Price $8.50 (Cost $—)	(7,982)	—

COMMON STOCK — (16.8)%
AUSTRALIA — (0.0)%
Aegean Marine Petroleum Network	(7,600)	(64,220)

BERMUDA — (0.1)%
Beijing Properties Holdings *	(314,000)	(28,342)
Central European Media Enterprises, Cl A *	(37,400)	(90,882)
Seadrill	(9,000)	(207,000)

		(326,224)

BRITISH VIRGIN ISLANDS — (0.0)%
UTi Worldwide *	(9,200)	(100,556)

CANADA — (1.1)%
Allied Properties ‡	(10,600)	(334,539)
Asanko Gold *	(26,200)	(39,519)
Athabasca Oil *	(85,200)	(275,924)
Avigilon *	(22,100)	(305,700)
B2Gold *	(24,600)	(41,035)
Bellatrix Exploration *	(83,800)	(391,842)
Detour Gold *	(50,200)	(293,971)
DHX Media *	(39,000)	(337,039)
Element Financial *	(41,200)	(478,879)
IGM Financial	(11,000)	(439,981)

COMMON STOCK — continued
	Shares	Value

CANADA (continued)
Imperial Metals *	(12,500)	$(105,696)
Maple Leaf Foods *	(20,300)	(351,227)
NOVAGOLD Resources *	(73,730)	(182,113)
Nuvista Energy *	(47,200)	(434,288)
Paramount Resources, Cl A *	(8,700)	(364,349)
Primero Mining *	(12,200)	(41,675)
SunOpta *	(1,600)	(22,657)
Turquoise Hill Resources *	(119,660)	(400,861)

		(4,841,295)

CAYMAN ISLANDS — (0.1)%
Capital Environment Holdings *	(136,000)	(10,347)
Goodbaby International Holdings	(75,000)	(30,270)
Lung Cheong International Holdings *	(606,000)	(85,174)
PW Medtech Group *	(335,000)	(211,234)
Tech Pro Technology Development *	(226,000)	(175,434)

		(512,459)

CHILE — (0.0)%
Corpbanca ADR	(9,680)	(195,536)
Empresa Nacional De Electicidad S.A. *	(1,000)	46,680

		(148,856)

CHINA — (0.7)%
21Vianet Group ADR *	(23,400)	(489,528)
Bio-Treat Technology *	(91,000)	(61,271)
Byd, Cl H	(64,500)	(409,199)
China COSCO Holdings, Cl H	(524,000)	(235,137)
China Longyuan Power Group, Cl H	(346,000)	(369,416)
China Sunergy *	(8,400)	(18,900)
Home Inns & Hotels Management ADR *	(1,500)	(45,315)
Lianhua Supermarket Holdings *	(133,000)	(66,027)
New Oriental Education & Technology Group ADR *	(20,500)	(442,800)
ReneSola ADR *	(47,890)	(114,936)
Renren ADR *	(53,800)	(186,686)
Sinovac Biotech *	(10,300)	(54,487)
Sungy Mobile ADR *	(8,000)	(53,680)
Youku Tudou ADR *	(24,400)	(478,240)
Zhongsheng Group Holdings	(105,500)	(108,423)

		(3,134,045)

FRANCE — (0.0)%
Ingenico	(24)	(2,390)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

GREECE — (0.1)%
Diana Shipping *	(35,200)	$(297,440)
StealthGas *	(14,974)	(125,782)

		(423,222)

HONG KONG — (0.3)%
Beijing Enterprises Water Group *	(488,000)	(349,239)
China Gas Holdings	(222,000)	(397,331)
China Resources Gas Group	(32,000)	(91,397)
Geely Automobile Holdings	(80,000)	(35,796)
Genesis Energy Holdings *	(2,030,000)	(52,876)
Neo-China Lang Group Holdings ‡ *	(78,000)	(14,282)
Sinofert Holdings	(526,000)	(80,034)

		(1,020,955)

INDIA — (0.1)%
HDFC Bank ADR	(4,600)	(241,178)

IRELAND — (0.1)%
Ardmore Shipping	(20,367)	(206,318)
Fly Leasing ADR	(13,505)	(167,192)

		(373,510)

ISRAEL — (0.0)%
Attunity *	(16,427)	(146,857)

NORWAY — (0.1)%
Vard Holdings *	(282,000)	(150,362)

PERU — (0.1)%
Credicorp	(2,600)	(418,600)

SINGAPORE — (0.1)%
Global Logistic Properties	(201,000)	(430,256)
Hyflux	(50,000)	(39,309)
Lippo Malls Indonesia Retail Trust ‡	(103,000)	(29,664)
Swiber Holdings *	(105,000)	(32,284)

		(531,513)

SOUTH AFRICA — (0.0)%
Harmony Gold Mining ADR *	(81,800)	(132,516)

U.S. VIRGIN ISLANDS — (0.0)%
China New Town Development ‡ *	(395,000)	(19,610)

UNITED KINGDOM — (0.1)%
Luxfer Holdings ADR	(11,604)	(184,852)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — (13.8)%
Consumer Discretionary — (3.1)%
Abercrombie & Fitch, Cl A	(2,100)	$(70,308)
Aeropostale *	(202,442)	(609,350)
American Eagle Outfitters	(18,900)	(243,243)
American Public Education *	(6,182)	(191,580)
America’s Car-Mart *	(2,567)	(118,031)
Arctic Cat	(6,038)	(203,239)
bebe stores	(25,100)	(57,479)
Big 5 Sporting Goods	(24,229)	(298,259)
Black Diamond *	(32,412)	(251,517)
Cabela’s *	(13,700)	(657,874)
Caesars Entertainment *	(6,300)	(76,797)
CafePress *	(17,172)	(53,061)
Callaway Golf	(34,289)	(268,826)
Career Education *	(12,760)	(74,008)
CarMax *	(900)	(50,319)
Carriage Services, Cl A	(11,479)	(229,121)
Carrols Restaurant Group *	(18,000)	(138,780)
Century Casinos *	(48,889)	(265,956)
Coach	(16,900)	(581,022)
Conn’s *	(3,569)	(111,032)
Cosi *	(52,800)	(89,232)
CST Brands	(17,000)	(650,250)
Destination XL Group *	(54,774)	(287,016)
Dixie Group *	(30,888)	(243,397)
DreamWorks Animation SKG, Cl A *	(9,100)	(202,748)
Famous Dave’s of America *	(4,900)	(127,743)
Francesca’s Holdings *	(26,876)	(320,093)
Gordmans Stores *	(68,702)	(216,411)
Gray Television *	(8,344)	(77,099)
Hemisphere Media Group *	(6,905)	(88,384)
Hovnanian Enterprises, Cl A *	(59,146)	(222,389)
Ignite Restaurant Group *	(49,067)	(338,072)
KB Home	(4,700)	(73,978)
LeapFrog Enterprises, Cl A *	(12,918)	(68,724)
Lumber Liquidators Holdings *	(3,300)	(177,441)
M/I Homes *	(6,190)	(133,333)
MakeMyTrip *	(10,900)	(328,472)
McDonald’s	(4,600)	(431,158)
Media General *	(25,100)	(374,994)
Murphy USA *	(3,900)	(223,470)
Nord Anglia Education *	(6,100)	(104,188)
Office Depot *	(42,500)	(221,850)
PetMed Express	(17,829)	(235,521)
ReachLocal *	(32,863)	(148,869)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Rentrak *	(11,751)	$(903,299)
RetailMeNot *	(14,652)	(308,571)
Scholastic	(2,600)	(90,506)
Scientific Games, Cl A *	(8,712)	(102,540)
Stage Stores	(2,000)	(33,740)
Tesla Motors *	(530)	(128,101)
Tilly’s, Cl A *	(11,192)	(79,687)
Town Sports International Holdings	(45,784)	(271,041)
UCP, Cl A *	(20,484)	(280,426)
WCI Communities *	(6,158)	(115,524)
William Lyon Homes, Cl A *	(7,229)	(171,038)
Winmark	(3,074)	(252,929)
Yum! Brands	(6,900)	(495,627)

		(13,167,663)

Consumer Staples — (0.4)%
Chefs’ Warehouse *	(17,603)	(314,566)
Elizabeth Arden *	(35,644)	(584,562)
IGI Laboratories *	(22,866)	(224,315)
Natural Grocers by Vitamin Cottage *	(12,917)	(233,927)
Orchids Paper Products	(5,300)	(152,428)
Pantry *	(9,200)	(237,084)
Roundy’s	(29,414)	(99,125)

		(1,846,007)

Energy — (1.0)%
Alpha Natural Resources *	(89,400)	(175,224)
Antero Resources *	(7,800)	(409,032)
Approach Resources *	(7,704)	(76,270)
Bristow Group	(1,400)	(103,460)
Cobalt International Energy *	(35,600)	(416,876)
Diamond Offshore Drilling	(10,600)	(399,726)
Energy XXI	(11,400)	(87,666)
Evolution Petroleum	(34,160)	(323,154)
Frank’s International	(5,700)	(98,211)
Geospace Technologies *	(4,775)	(147,022)
Gulfport Energy *	(13,300)	(667,394)
Jones Energy, Cl A *	(13,550)	(167,478)
McDermott International *	(40,800)	(156,672)
Mitcham Industries *	(4,600)	(46,920)
Penn Virginia *	(21,192)	(181,615)
Resolute Energy *	(37,860)	(131,753)
Rex Energy *	(8,301)	(65,080)
Sanchez Energy *	(3,100)	(52,917)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Energy (continued)
Solazyme *	(25,300)	$(194,051)
Synergy Resources *	(5,900)	(71,921)
Triangle Petroleum *	(19,043)	(147,583)

		(4,120,025)

Financials — (3.4)%
Alexander’s ‡	(850)	(375,700)
American Realty Capital Properties ‡	(53,300)	(472,771)
Armada Hoffler Properties ‡	(5,700)	(53,466)
Bancorp *	(32,541)	(307,838)
Campus Crest Communities ‡	(121,218)	(768,522)
Capital Bank Financial, Cl A *	(9,013)	(233,347)
Citizens, Cl A *	(22,934)	(167,189)
Citizens & Northern	(11,100)	(220,890)
Community Trust Bancorp	(3,328)	(119,642)
CommunityOne Bancorp *	(4,589)	(48,827)
Digital Realty Trust ‡	(4,700)	(324,253)
eHealth *	(10,246)	(255,638)
Flagstar Bancorp *	(5,196)	(81,681)
FNF Group	(23,200)	(692,288)
Franklin Street Properties ‡	(42,200)	(505,978)
FXCM, Cl A	(57,892)	(952,902)
Gain Capital Holdings	(33,420)	(286,075)
General Finance *	(7,500)	(64,650)
Government Properties Income Trust ‡	(28,600)	(652,652)
HCI Group	(1,497)	(76,107)
Health Insurance Innovations, Cl A *	(17,963)	(181,786)
Heartland Financial USA	(3,557)	(94,616)
Hersha Hospitality Trust, Cl A ‡	(20,000)	(145,800)
HomeTrust Bancshares *	(3,400)	(52,530)
Independent Bank	(600)	(7,242)
Inland Real Estate ‡	(33,900)	(359,679)
Investors Real Estate Trust ‡	(21,600)	(181,440)
ISITC *	(44,700)	(177,906)
Kearny Financial *	(13,218)	(188,224)
Mack-Cali Realty ‡	(29,400)	(550,662)
Medical Properties Trust ‡	(47,500)	(640,775)
Monmouth Real Estate Investment ‡	(45,409)	(508,581)
National Bank Holdings, Cl A	(14,621)	(286,425)
National Interstate	(4,600)	(130,824)
National Retail Properties ‡	(8,000)	(304,960)
New York ‡	(61,400)	(688,908)
Parkway Properties ‡	(6,000)	(120,300)
Physicians Realty Trust ‡	(11,000)	(168,740)
Piedmont Office Realty Trust, Cl A ‡	(6,700)	(130,315)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Realty Income ‡	(3,000)	$(138,090)
Regional Management *	(17,600)	(205,216)
Republic First Bancorp *	(15,170)	(60,225)
Silver Bay Realty Trust ‡	(3,724)	(63,047)
Spirit Realty Capital ‡	(13,300)	(158,270)
STAG Industrial ‡	(19,400)	(473,360)
Stewart Information Services	(5,699)	(201,289)
Sun Communities ‡	(12,400)	(718,828)
Trade Street Resdidential ‡ *	(4,400)	(30,360)
Tree.com *	(7,487)	(276,944)
Trico Bancshares	(9,206)	(242,118)
TriState Capital Holdings *	(15,679)	(152,870)
UMH Properties ‡	(32,571)	(328,967)

		(14,629,713)

Health Care — (1.4)%
ABIOMED *	(6,152)	(201,724)
Acadia Healthcare *	(700)	(43,435)
Anacor Pharmaceuticals *	(4,698)	(138,168)
Analogic	(2,000)	(145,880)
Array BioPharma *	(29,707)	(106,648)
AtriCure *	(13,873)	(241,945)
BioDelivery Sciences International *	(6,611)	(115,031)
BioScrip *	(34,500)	(222,870)
Capital Senior Living *	(5,400)	(121,500)
CareTrust ‡ *	(7,800)	(121,134)
Cempra *	(8,116)	(110,378)
Cerus *	(50,657)	(210,733)
Derma Sciences *	(27,850)	(253,435)
Endologix *	(1,500)	(17,100)
ERBA Diagnostics *	(11,956)	(36,824)
Exact Sciences *	(1,400)	(33,698)
GenMark Diagnostics *	(22,794)	(259,852)
Genomic Health *	(3,118)	(113,308)
Hanger *	(4,800)	(114,864)
HealthStream *	(3,847)	(119,103)
Healthways *	(4,737)	(73,424)
Inermolecular *	(42,288)	(98,954)
Insmed *	(3,800)	(53,922)
Landauer	(4,764)	(170,504)
LDR Holding *	(1,500)	(51,660)
Meridian Bioscience	(16,553)	(306,893)
NanoString Technologies *	(7,299)	(77,734)
NewLink Genetics *	(1,000)	(32,650)
Novadaq Technologies *	(30,940)	(483,283)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
NxStage Medical *	(7,351)	$(111,441)
Progenics Pharmaceuticals *	(23,386)	(112,954)
Spectranetics *	(10,952)	(347,945)
Spectrum Pharmaceuticals *	(9,833)	(74,534)
STAAR Surgical *	(18,908)	(180,950)
TearLab *	(44,256)	(127,900)
TESARO *	(2,843)	(79,092)
Tetraphase Pharmaceuticals *	(4,614)	(110,275)
Vanda Pharmaceuticals *	(5,387)	(64,698)
Verastem *	(6,909)	(65,566)
Vocera Communications *	(21,520)	(222,732)
Wright Medical Group *	(4,900)	(154,938)
Zeltiq Aesthetics *	(5,652)	(144,917)

		(5,874,596)

Industrials — (0.9)%
Acacia Research	(13,984)	(251,712)
Altra Industrial Motion	(4,500)	(141,840)
Ameresco, Cl A *	(8,191)	(67,494)
American Electric Technologies *	(21,075)	(139,938)
American Science & Engineering	(6,519)	(360,501)
CAI International *	(7,637)	(160,759)
Capstone Turbine *	(169,969)	(169,969)
Cenveo *	(26,700)	(60,876)
CHC Group *	(14,500)	(97,440)
Deere	(900)	(76,986)
GenCorp *	(12,540)	(212,678)
Global Brass & Copper Holdings	(10,438)	(146,132)
Heritage-Crystal Clean *	(7,664)	(139,025)
Interface, Cl A	(3,600)	(57,708)
Intersections	(25,965)	(103,860)
KEYW Holding *	(4,500)	(45,675)
Layne Christensen *	(31,568)	(227,290)
LMI Aerospace *	(9,968)	(131,378)
Mistras Group *	(3,500)	(57,715)
PGT *	(11,894)	(111,863)
Ply Gem Holdings *	(9,680)	(109,868)
PMFG *	(50,614)	(266,230)
Powell Industries	(3,270)	(148,883)
PowerSecure International *	(9,867)	(110,214)
Raven Industries	(5,675)	(143,861)
SkyWest	(6,900)	(79,488)
Stock Building Supply Holdings *	(14,816)	(232,463)
Titan Machinery *	(3,100)	(42,656)
Trex Company *	(2,121)	(91,203)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
WageWorks *	(1,300)	$(74,113)

		(4,059,818)

Information Technology — (2.9)%
58.com ADR *	(11,800)	(466,926)
Acorn Energy *	(74,946)	(78,693)
Advanced Micro Devices *	(13,100)	(36,680)
Angie’s List *	(18,586)	(129,544)
Applied Micro Circuits *	(18,423)	(119,197)
Audience *	(35,076)	(130,833)
Bazaarvoice *	(24,308)	(181,095)
Blucora *	(15,248)	(258,454)
Brightcove *	(15,800)	(101,278)
CalAmp *	(9,492)	(183,006)
ChannelAdvisor *	(19,974)	(277,439)
Control4 *	(9,100)	(141,141)
Cree *	(3,100)	(97,588)
CUI Global *	(38,735)	(316,852)
Datawatch *	(20,185)	(223,044)
E2open *	(32,549)	(190,086)
eGain *	(26,582)	(108,986)
Electro Scientific Industries	(18,724)	(132,940)
Ellie Mae *	(7,145)	(274,225)
Exar *	(26,209)	(250,296)
FireEye *	(11,200)	(380,688)
Global Eagle Entertainment *	(15,525)	(189,871)
Gogo *	(13,800)	(229,218)
Imperva *	(6,177)	(253,072)
Infoblox *	(21,383)	(345,122)
Interactive Intelligence Group *	(7,090)	(342,163)
Internap Network Services *	(13,616)	(109,064)
Ixia *	(35,310)	(340,035)
Jive Software *	(36,677)	(224,096)
KVH Industries *	(21,885)	(282,754)
Liquidity Services *	(5,458)	(69,753)
Marin Software *	(29,125)	(260,669)
Marketo *	(11,288)	(364,264)
Maxwell Technologies *	(21,777)	(253,920)
Mesa Laboratories	(1,894)	(144,645)
Millennial Media *	(16,470)	(33,763)
MoSys *	(68,689)	(184,773)
Neonode *	(24,600)	(52,644)
Numerex, Cl A *	(10,165)	(132,552)
ParkerVision *	(36,000)	(47,160)
PDF Solutions *	(9,800)	(127,106)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
Procera Networks *	(30,312)	$(227,037)
PROS Holdings *	(7,623)	(213,292)
Rally Software Development *	(25,875)	(264,443)
Rocket Fuel *	(1,500)	(23,430)
Rosetta Stone *	(32,921)	(315,054)
Rubicon Technology *	(31,300)	(138,659)
SciQuest *	(5,461)	(81,424)
Seachange International *	(26,594)	(179,775)
Semileds *	(6,974)	(3,348)
Silicon Graphics International *	(19,303)	(167,550)
Spark Networks *	(28,464)	(120,403)
Speed Commerce *	(96,400)	(286,308)
SunEdison *	(5,200)	(101,452)
Tangoe *	(16,175)	(237,287)
Ultratech *	(10,216)	(195,432)
Uni-Pixel *	(34,217)	(172,454)
Veeco Instruments *	(14,800)	(532,652)
ViaSat *	(11,400)	(714,096)
Violin Memory *	(95,900)	(464,156)

		(12,503,887)

Materials — (0.4)%
AEP Industries *	(1,400)	(64,386)
AM Castle *	(32,644)	(239,933)
American Vanguard	(25,981)	(299,821)
BioAmber *	(15,870)	(140,767)
FutureFuel	(6,700)	(89,244)
Horsehead Holding *	(8,543)	(134,211)
Landec *	(18,800)	(236,692)
LSB Industries *	(3,944)	(148,018)
Marrone Bio Innovations *	(30,153)	(79,001)
Molycorp *	(32,200)	(44,436)
Myers Industries	(3,400)	(50,796)
Senomyx *	(2,800)	(22,176)
UFP Technologies *	(2,500)	(55,050)
Wausau Paper	(31,243)	(308,993)

		(1,913,524)

Telecommunication Services — (0.2)%
Cincinnati Bell *	(24,100)	(88,447)
Globalstar *	(49,100)	(116,858)
NTELOS Holdings	(23,548)	(237,364)
RingCentral, Cl A *	(1,500)	(19,710)
SBA Communications, Cl A *	(2,100)	(235,893)
Silver Springs Network *	(23,145)	(221,729)

		(920,001)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

COMMON STOCK — continued
	Shares/ Contracts	Value

UNITED STATES (continued)
Utilities — (0.1)%
Cadiz *	(33,185)	$(330,523)

		(59,365,757)

Total Common Stock (Proceeds $76,523,912)		(72,138,977)

REGISTERED INVESTMENT COMPANIES — (1.0)%
EXCHANGE TRADED FUNDS — (1.0)%
Consumer Discretionary Select Sector SPDR Fund	(31,900)	(2,172,390)
Energy Select Sector SPDR Fund	(11,500)	(1,005,330)
Financial Select Sector SPDR Fund	(22,000)	(524,480)
Utilities Select Sector SPDR Fund	(14,400)	(654,768)

		(4,356,968)

Total Registered Investment Companies (Proceeds $4,255,496)		(4,356,968)

Securities Sold Short — (17.8)% (Proceeds $80,779,408)		$(76,495,945)

PURCHASED OPTIONS/SWAPTIONS * — (0.2)%

S&P 500 Index, Expires 11/22/14, Strike Price $1,535	180	2,700
S&P 500 Index, Expires 11/22/14, Strike Price $1,975	180	895,500

Total Purchased Options/Swaptions — 0.2% (Cost $189,108)		$898,200

WRITTEN OPTIONS/SWAPTIONS * — (0.7)%
S&P 500 Index, Expires 11/22/14, Strike Price $1,785	(180)	(4,125,600)
S&P 500 Index, Expires 11/22/14, Strike Price $1,785	(360)	(28,800)

Total Written Options/ Swaptions — 0.7% (Proceeds $2,834,838)		$(4,154,400)

For the year ended October 31, 2014, the total amount of all open purchased options/swaptions and written options/swaptions, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

A list of Total Return Swaps held by the Fund at October 31, 2014, is as follows:

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
TAI DOU TECHNOLOGY CORP.	BAML	09/23/2015	LIBOR-1M	16,000	51,478	$(418)
TAI DOU TECHNOLOGY CORP.	GS	09/23/2015	LIBOR-1M	28,000	90,086	(732)
ADCOCK INGRAM HOLDINGS	BAML	08/05/15	(LIBOR-1M)	(10,861)	(51,188)	2,502
ADIMMUNE CORP.	BAML	10/14/2015	(LIBOR-1M)	(10,000)	(9,277)	(923)
ADIMMUNE CORP.	GS	10/14/2015	(LIBOR-1M)	(119,000)	(123,796)	2,104
AEROFLOT — RUSSIAN	BAML	09/30/15	LIBOR-1M	286,500	309,735	(60,084)
AIR NEW ZEALAND	BAML	09/10/15	LIBOR-1M	105,641	159,818	6,578
AKSA AKRILIK KIMYA	BAML	08/05/15	LIBOR-1M	34,830	116,164	(1,678)
ALARKO FS	BAML	08/05/15	LIBOR-1M	13,450	125,461	(8,376)
ALIANSCE SHOPPING CENTERS	BAML	09/30/15	(LIBOR-1M)	(5,600)	(42,534)	1,161
ALTIUS MINERALS	BAML	09/30/15	(LIBOR-1M)	(5,700)	(73,260)	20,211
ANTON OILFIELD SERV	BAML	08/05/15	(LIBOR-1M)	(438,000)	(179,807)	87,157
ARGONAUT GOLD, INC.	BAML	09/30/15	(LIBOR-1M)	(87,700)	(289,783)	103,191
ASIA PACIFIC SY	BAML	09/09/15	(LIBOR-1M)	(6,186)	(43,610)	5,049
ASPEN PHARMACARE	BAML	08/05/15	(LIBOR-1M)	(12,601)	(388,679)	(61,000)
AVI LTD	BAML	09/09/15	LIBOR-1M	57,736	352,423	23,947
BBMG CORP	BAML	09/30/15	(LIBOR-1M)	(422,000)	(332,878)	34,687
BRAZIL PHARMA SA	BAML	09/30/15	(LIBOR-1M)	(42,700)	(63,897)	1,302
CELLTRION PHARM INC	BAML	09/16/2015	(LIBOR-1M)	(1,500)	(14,286)	1,161
CELLTRION PHARM INC	GS	09/16/2015	(LIBOR-1M)	(3,203)	(30,506)	2,376
CEMEX S.A.(CEMEXCPO.MX)	BAML	09/30/15	(LIBOR-1M)	(46,400)	(58,910)	1,714
COMPANHAI ENERGETICA DE SAU PAULO	BAML	09/30/15	LIBOR-1M	59,900	692,019	(103,314)
CHEIL COMMUNIC	BAML	09/09/15	(LIBOR-1M)	(21,946)	(364,156)	21,223
CONTINENTAL GOLD LTD	BAML	06/17/31	(LIBOR-1M)	(21,300)	(72,172)	36,927
D.G KHAN CEMENT	BAML	09/09/15	LIBOR-1M	186,500	144,453	1,959
DAELIM INDUSTRIAL CO	BAML	09/09/15	(LIBOR-1M)	(6,533)	(434,088)	702
DANA GAS	BAML	09/30/15	(LIBOR-1M)	(713,096)	(137,567)	21,080
DENISON MINES CORP	BAML	09/30/15	(LIBOR-1M)	(66,400)	(83,045)	20,892
ELITE ADVANCED LAS	BAML	08/05/15	LIBOR-1M	121,000	520,994	(143,496)
FOREIGN COMMON	BAML	09/09/15	(LIBOR-1M)	(7,132)	(111,466)	41,116
FOREIGN COMMON	BAML	08/05/15	(LIBOR-1M)	(3,364)	(174,597)	(31,336)
FORTESCUE METALS	BAML	09/10/15	LIBOR-1M	221,404	844,977	(168,683)
FORTRESS INCOME FUND	BAML	09/09/15	(LIBOR-1M)	(7,600)	(11,721)	(165)
GAZPROM NEFT OAO-CLS	BAML	09/09/15	LIBOR-1M	22,420	69,430	10,923
GENERAL SHOPPING BRASIL	BAML	09/30/15	(LIBOR-1M)	(1,600)	(5,535)	1,112
GOODMAN GROUP	BAML	09/10/15	(LIBOR-1M)	(93,137)	(430,353)	(23,893)
GRUPO FINANC BANORTE B	BAML	09/30/15	(LIBOR-1M)	(4,500)	(30,716)	1,909
GUBRE FABRIKALARI TAS	BAML	08/05/15	LIBOR-1M	80,532	166,895	(14,614)
GULF INTL SERVICES	BAML	08/05/15	(LIBOR-1M)	(1,714)	(52,417)	(3,594)
HANJIN HEAVY	BAML	06/17/31	(LIBOR-1M)	(47,474)	(288,590)	98,781
HANSOL LCD	BAML	09/09/15	(LIBOR-1M)	(4,937)	(70,775)	16,637
HERMES MICROVISION	BAML	09/09/15	(LIBOR-1M)	(1,000)	(40,949)	(6,067)
KEE TAI PROPERTIES	BAML	09/09/15	LIBOR-1M	112,000	69,665	(5,424)
KOLAO HOLDINGS	BAML	10/28/2015	(LIBOR-1M)	(12,138)	(226,390)	41,572
KOLAO HOLDINGS	GS	10/28/2015	(LIBOR-1M)	(2,580)	(48,120)	9,052
KUMBA IRON ORE LTD	BAML	08/05/15	LIBOR-1M	11,759	316,920	(23,819)
LUTHAI TEXTILE	BAML	09/09/15	LIBOR-1M	20,300	28,748	(3,121)
MAGELLAN FINANCIAL	BAML	09/10/15	(LIBOR-1M)	(24,443)	(271,420)	(17,497)
MESOBLAST LTD	BAML	09/10/15	(LIBOR-1M)	(12,865)	(46,625)	(1,457)
MICROBIO CO LTD	BAML	09/23/2015	(LIBOR-1M)	(100,000)	(101,136)	14,130
MICROBIO CO LTD	GS	09/23/2015	(LIBOR-1M)	(27,000)	(27,307)	3,817
PARAMOUNT RESOURCES	BAML	09/30/15	(LIBOR-1M)	(400)	(19,213)	2,402
PDG REALTY	BAML	09/30/15	(LIBOR-1M)	(651,800)	(341,121)	20,506

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
PHYTOHEALTH CORP	BAML	09/09/15	(LIBOR-1M)	(36,000)	(45,774)	$4,854
PIHSIANG MAC	BAML	09/09/15	(LIBOR-1M)	(55,000)	(85,482)	(14,030)
PREMIER GOLD MINES	BAML	08/05/15	(LIBOR-1M)	(77,100)	(194,428)	71,122
ROSSI RESIDENTIAL	BAML	09/30/15	(LIBOR-1M)	(104,000)	(56,183)	15,264
SAMSUNG	BAML	09/10/15	(LIBOR-1M)	(5,216)	(145,731)	291
SENEX ENERGY LTD	BAML	09/10/15	(LIBOR-1M)	(93,581)	(49,054)	5,087
SUZANO PAPEL E CELU	BAML	08/05/15	(LIBOR-1M)	(36,600)	(135,623)	(18,993)
TMK	BAML	08/05/15	(LIBOR-1M)	(6,718)	(58,103)	5,501
URANIUM PARTICIPATION CORP.	BAML	08/05/15	(LIBOR-1M)	(18,700)	(85,647)	1,670
VANGUARDE AGNO	BAML	08/05/15	(LIBOR-1M)	(45,300)	(41,457)	19,262
YUNGSHIN CONST	BAML	09/09/15	LIBOR-1M	33,000	72,966	(5,016)
ZENITHBA NL	BAML	08/05/15	LIBOR-1M	856,272	130,939	(21,552)
ZOOMLION HOLDINGS	BAML	09/09/15	(LIBOR-1M)	(137,000)	(85,375)	19,478
MIRLE AUTOMATION	GS	09/09/15	LIBOR-1M	97,000	95,401	(14,938)
DOO SUN ENGINE CO. LTD	MS	09/09/15	(LIBOR-1M)	(14,926)	(100,755)	15,119
NAMCHOW CHEMICAL INDUSTRIAL CO.	BAML	09/09/15	LIBOR-1M	20,000	44,130	(12,017)
ACCESS	BAML	09/09/15	LIBOR-1M	1,446,227	86,680	(12,631)
A-DATA TECHNOLOGY	BAML	09/09/15	LIBOR-1M	70,000	147,553	(21,680)
ADVANTECH CO LTD	GS	11/10/15	(LIBOR-1M)	(48,000)	(350,824)	17,816
ALLIANCE GLOBAL GRP	GS	11/13/15	(LIBOR-1M)	(555,800)	(322,876)	9,528
AMM AU EQUITY	BAML	09/10/15	(LIBOR-1M)	(41,241)	(75,605)	(5,342)
APEX SCIENCE & ENG	GS	09/09/15	LIBOR-1M	227,700	118,297	(33,010)
ARDENTEC CORP	BAML	09/09/15	LIBOR-1M	199,966	168,025	(10,749)
ASIA PLUS SECURITIES PCL	GS	11/03/15	LIBOR-1M	1,003,600	121,752	(1,577)
ATHABASCA OIL CORP	BAML	09/30/15	(LIBOR-1M)	(48,100)	(269,643)	114,421
AUSGROUP LTD	GS	11/13/15	(LIBOR-1M)	(204,000)	(61,820)	5,511
AUSTRALIAN AGR CO	GS	09/10/15	(LIBOR-1M)	(36,678)	(40,330)	(4,855)
BANREGIO GRUPO FINAN	BAML	06/17/31	(LIBOR-1M)	(8,200)	(45,534)	(1,959)
BASHNEFT OAO	BAML	08/05/15	LIBOR-1M	1,858	85,676	(32,763)
BASSO INDUSTRY CORP	GS	11/18/15	LIBOR-1M	101,700	120,306	732
BC IRON LTD	GS	09/10/15	LIBOR-1M	312,220	631,996	(343,133)
BEIJING PROPERTIES	GS	10/21/15	(LIBOR-1M)	(136,700)	(11,969)	(372)
BANK PEMBANGUNAN	BAML	08/05/15	LIBOR-1M	2,083,700	76,635	(1,800)
BK OF PHILIPPINE ISLANDS	BAML	09/09/15	(LIBOR-1M)	(25,980)	(55,233)	187
BLOOMAGE BIOTECH	GS	09/09/15	(LIBOR-1M)	(215,000)	(103,532)	11,485
CAPRO CORP	GS	09/09/15	(LIBOR-1M)	(25,000)	(105,630)	40,776
CARNIVAL GROUP INTL	GS	09/16/15	(LIBOR-1M)	(500,000)	(63,734)	(17,524)
CENTER LABORATOR	GS	09/29/15	(LIBOR-1M)	(16,000)	(52,943)	4,553
CHENG LOONG CORP	BAML	09/09/15	LIBOR-1M	156,000	64,711	3,521
CHINA LIFE INSURANCE	GS	09/09/15	(LIBOR-1M)	(140,900)	(132,948)	10,284
CHINA PETRCHEMICAL	GS	09/09/15	(LIBOR-1M)	(561,000)	(200,335)	23,422
CHINA TAI	BAML	09/09/15	(LIBOR-1M)	(149,600)	(325,245)	4,231
CHINESE GAMER INTL	BAML	09/09/15	(LIBOR-1M)	(20,000)	(33,030)	4,028
CITIC RE	BAML	09/09/15	(LIBOR-1M)	(508,000)	(75,873)	5,119
COSON CO LTD	BAML	09/09/15	(LIBOR-1M)	(1,792)	(25,507)	5,476
CREDIT CHINA HOLDINGS LTD	GS	10/27/15	(LIBOR-1M)	(795,900)	(54,682)	(739)
DANEN TECH EQUITY	GS	09/09/15	(LIBOR-1M)	(218,000)	(95,061)	19,943
DC CHEMICAL CO LTD	GS	09/09/15	(LIBOR-1M)	(4,908)	(618,783)	198,800
DEEPAK FERTILISERS	GS	09/09/15	LIBOR-1M	44,147	113,315	(1,986)
DISHMAN PHARMCEUTICALS	GS	09/16/15	LIBOR-1M	100,972	246,339	10,978
DOWNER EDI LIMITED	GS	11/27/15	LIBOR-1M	134,420	554,937	5,676
ELITEGROUP COMPUTER	BAML	09/09/15	LIBOR-1M	268,572	210,148	15,947
ENEVA SA EQUIT	GS	09/11/15	(LIBOR-1M)	(160,800)	(63,778)	29,617
EUROBANK ERGASIAS	BAML	08/05/15	(LIBOR-1M)	(825,409)	(339,248)	53,227
EVERGREEN MARINE	BAML	09/09/15	(LIBOR-1M)	(121,000)	(66,638)	(4,837)
FAUJI FERTILIZER CO LTD	GS	09/09/15	LIBOR-1M	114,900	123,750	2,949
FBN HOLDING	BAML	08/05/15	LIBOR-1M	899,045	82,061	(19,429)
FIRST GEN CORPORATION	GS	11/27/15	LIBOR-1M	219,500	11,511	(161)
FIRST GEN CORPORATION	GS	11/27/15	LIBOR-1M	20,000	126,847	(6)
FOXCONN INT	BAML	08/05/15	(LIBOR-1M)	(531,000)	(307,662)	24,881

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
GERDAU METALURGICA — PREF	GS	11/03/15	LIBOR-1M	102,000	588,453	$(43,169)
GFPT PUBLIC CO LTD	GS	09/10/15	LIBOR-1M	247,900	120,338	24,874
GHCL LTD	GS	11/24/15	LIBOR-1M	27,951	38,164	720
GIGASTORAGE CORP	BAML	10/28/2015	(LIBOR-1M)	(34,000)	(33,066)	3,146
GIGASTORAGE CORP	GS	10/28/2015	(LIBOR-1M)	(214,000)	(208,124)	20,370
GLOTECH IND CORP	GS	09/09/15	(LIBOR-1M)	(168,000)	(49,650)	10,706
GRINDROD LTD	GS	11/23/15	(LIBOR-1M)	(43,227)	(83,115)	(5,438)
GRUPO FINANCIERO	GS	12/03/15	(LIBOR-1M)	(1,200)	(9,732)	9,732
GUANGDONG ELECTRIC	BAML	09/09/15	LIBOR-1M	206,700	129,688	4,377
HLB INC.	BAML	09/09/15	(LIBOR-1M)	(4,184)	(25,853)	(7,301)
HOWARM CONSTRUCTION	GS	09/17/15	(LIBOR-1M)	(133,000)	(168,193)	(22,638)
ICP ELECTRONICS INC	GS	11/27/15	LIBOR-1M	117,000	184,641	574
IMPALA PLATINUM	GS	09/14/15	(LIBOR-1M)	(54,414)	(504,064)	109,401
INDIABULLS HOUSING FIN	GS	09/09/15	LIBOR-1M	51,560	332,403	16,236
ITALIAN THAI DEV	GS	10/29/15	(LIBOR-1M)	(1,012,900)	(181,235)	3,958
ITAUSA-INVESTIMENTOS	GS	09/11/15	LIBOR-1M	6,800	26,644	849
ITEQ CORP	GS	09/09/15	LIBOR-1M	77,000	82,392	(22,605)
KALYANI STEELS LTD	GS	12/02/15	LIBOR-1M	8,890	24,480	(24,480)
KAROON GAS AUSTARLIA	GS	09/10/15	(LIBOR-1M)	(81,919)	(256,276)	42,813
KING YUAN ELECTRON	BAML	09/09/15	LIBOR-1M	368,000	318,476	(28,148)
KIWI INCOME PROPERTY	GS	09/10/15	(LIBOR-1M)	(71,356)	(65,608)	(1,503)
KTB SECURITIES	GS	09/09/15	(LIBOR-1M)	(28,430)	(69,620)	12,732
KUWAIT PROJECTS CO HLDGS	BAML	08/05/15	(LIBOR-1M)	(39,938)	(98,791)	2,462
LAO FENG XIANG	BAML	09/09/15	LIBOR-1M	7,900	21,843	601
LI NING CO LTD	GS	09/09/15	(LIBOR-1M)	(189,500)	(117,768)	17,340
LOPEZ HOLDINGS CORP	GS	09/10/15	LIBOR-1M	998,300	117,436	27,983
LOTTE CHEMICAL	BAML	09/09/15	(LIBOR-1M)	(2,291)	(388,345)	79,286
MAANSHAN IRON & STEEL	BAML	09/09/15	(LIBOR-1M)	(574,000)	(134,138)	(15,376)
MACRONIX INTL	BAML	09/16/2015	(LIBOR-1M)	(46,000)	(11,523)	1,403
MACRONIX INTL	GS	09/16/2015	(LIBOR-1M)	(480,000)	(120,235)	12,328
MAGAZINE LUIZA SA	GS	09/11/15	LIBOR-1M	75,900	263,537	(28,458)
MAIL.RU GRP LTD-CMM	BAML	08/05/15	(LIBOR-1M)	(8,695)	(232,817)	22,050
MARI PETROLEUM	BAML	01/02/31	LIBOR-1M	9,500	35,057	8,997
MASTEK LTD	GS	09/09/15	LIBOR-1M	3,165	9,525	3,845
MAXIGEN BIOTECH	BAML	09/30/15	(LIBOR-1M)	(50,600)	(77,193)	2,921
MERCURIES & ASSOC	GS	09/09/15	LIBOR-1M	106,000	67,978	(6,679)
METCASH LTD	GS	09/10/15	LIBOR-1M	253,041	641,314	(12,850)
MFEC PUBLIC CO LTD	GS	11/05/15	LIBOR-1M	464,250	113,317	1,799
MUTHOOT FINANCE LTD	GS	09/09/15	LIBOR-1M	8,939	25,616	2,860
NAMYANG	GS	09/09/15	(LIBOR-1M)	(92)	(72,937)	14,136
NEPTUNE TECH& BIO	BAML	09/30/15	(LIBOR-1M)	(9,500)	(17,780)	2,119
NEWSAT LTD	GS	09/24/15	(LIBOR-1M)	(110,252)	(24,236)	5,735
NEXTDC LTD	BAML	09/10/15	(LIBOR-1M)	(56,323)	(77,289)	(21,604)
NHN ENTERTAINMENT	BAML	09/09/15	(LIBOR-1M)	(1,761)	(120,076)	(17,533)
NIKO RESOURCES	GS	09/18/15	(LIBOR-1M)	(34,200)	(56,728)	48,172
NORTH MINING SHARES	GS	10/01/15	(LIBOR-1M)	(1,913,400)	(87,384)	(1,442)
NORTHAM PLATINUM	GS	11/23/15	(LIBOR-1M)	(45,325)	(142,181)	2,641
NUFARM LTD	GS	11/03/15	LIBOR-1M	29,594	128,534	447
OZFOREX GROUP LTD NPV	BAML	09/10/15	(LIBOR-1M)	(47,490)	(102,348)	(2,177)
PEGATRON CORP	GS	09/09/15	LIBOR-1M	252,000	479,519	(22,351)
PERPETUAL TRUSTEES	BAML	09/10/15	(LIBOR-1M)	(8,871)	(380,798)	19,612
PIONEER CEMENT LTD	BAML	09/09/15	LIBOR-1M	49,500	24,042	5,446
PKO BANK POLSKI SA	GS	10/22/15	(LIBOR-1M)	(34,589)	(404,866)	21,124
PORTO SEGURO	GS	09/11/15	LIBOR-1M	2,400	30,964	(2,305)
POSCO PANTEC CO LTD	GS	09/09/15	(LIBOR-1M)	(13,003)	(50,714)	17,008
PRUMO LOGISTICA SA	BAML	09/30/15	(LIBOR-1M)	(357,300)	(111,326)	31,489
PTT PLC — FOREIGN	BAML	09/09/15	LIBOR-1M	3,000	29,627	4,043
PUBLIC BANK BERHAD	GS	09/10/15	(LIBOR-1M)	(64,000)	(385,388)	25,086
RIOCAN REAL ESTATE	GS	11/13/15	(LIBOR-1M)	(17,100)	(391,719)	(11,094)
ROSNEFT OIL COMPANY	GS	09/11/15	LIBOR-1M	119,460	617,298	53,035
SAMPO CORP	GS	10/14/15	LIBOR-1M	248,000	104,200	(5,959)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
SAMSUNG DISPLAY DEV	GS	09/09/15	(LIBOR-1M)	(2,810)	(392,257)	$61,822
SAN MIGUEL CORP PHP5	GS	09/10/15	LIBOR-1M	41,450	73,724	(8,937)
SAPPHIRE TECHNOLOGY	GS	09/09/15	(LIBOR-1M)	(2,036)	(64,167)	33,075
SCIVISION BIOTECH	BAML	09/10/15	(LIBOR-1M)	(14,000)	(43,389)	2,434
SEEGENE INCS	BAML	11/03/2015	(LIBOR-1M)	(3,458)	(193,447)	3,429
SEEGENE INCS	GS	11/03/2015	(LIBOR-1M)	(1,135)	(63,494)	1,046
SHAWCOR LTD	GS	11/05/15	(LIBOR-1M)	(2,400)	(114,276)	8,579
SIAMGAS&PETROCHEMICALS	GS	09/10/15	LIBOR-1M	275,600	122,554	(17,653)
SINOPEC KAN	BAML	09/09/15	(LIBOR-1M)	(108,000)	(79,401)	(10,295)
SINTEX INDUSTRIES LTD	GS	11/25/15	LIBOR-1M	238,385	342,290	33,476
SM PRIME HLDGS	GS	10/22/15	(LIBOR-1M)	(556,600)	(210,880)	(6,093)
S-OIL CORPORATION	GS	09/09/15	(LIBOR-1M)	(4,055)	(203,851)	51,265
SOY	BAML	09/30/15	(LIBOR-1M)	(100)	(1,264)	(150)
STX CORPORATION	BAML	10/07/15	(LIBOR-1M)	(50,000)	(50,632)	27,598
SYNTEC CONSTRUCTION PCL-F	GS	09/10/15	LIBOR-1M	1,889,800	126,021	(11,741)
TAIWAN FERTILIZER	GS	09/09/15	(LIBOR-1M)	(75,000)	(138,797)	6,012
TAIWAN PCB EQUITY	GS	09/09/15	LIBOR-1M	116,000	175,913	(5,188)
TATA MOTORS LTD-A-DVR	GS	10/07/15	LIBOR-1M	120,877	731,474	(80,705)
TECH PRO TECH DEV	GS	11/10/15	(LIBOR-1M)	(134,000)	(91,953)	(12,064)
TELSTRA CORPORATION	GS	12/03/15	LIBOR-1M	9,606	46,982	611
THAI REINSURANCE PUB	BAML	09/09/15	(LIBOR-1M)	(769,383)	(83,782)	99
UB FOR AFRICA	BAML	09/09/15	LIBOR-1M	1,855,653	86,780	(33,920)
UNITED GROUP LTD	GS	10/02/15	(LIBOR-1M)	(42,706)	(242,359)	(19,059)
VARD HOLDINGS LTD	GS	09/10/15	(LIBOR-1M)	(108,000)	(89,885)	32,796
VIRGIN AUSTRALIA	BAML	09/10/15	(LIBOR-1M)	(161,606)	(56,862)	2,050
XERO LTD.	GS	12/03/15	(LIBOR-1M)	(16,331)	(202,944)	1,181
YANG MING MARINE	GS	09/09/15	(LIBOR-1M)	(177,000)	(71,558)	(9,448)
A. M. CASTLE & CO.	MS	08/14/15	(LIBOR-1M)	(15,800)	g(104,854)	(11,276)
A. SCHULMAN INC.	MS	08/14/15	LIBOR-1M	2,500	74,175	14,350
ABIOMED INC.	MS	08/14/15	(LIBOR-1M)	(3,100)	(69,564)	(32,085)
ABRAXAS PETROLEUM CORP.	MS	08/14/15	LIBOR-1M	23,800	81,396	16,898
ABX AIR INC.	MS	08/14/15	LIBOR-1M	3,300	24,571	2,423
ACACIA RESEARCH CORP.	MS	08/14/15	(LIBOR-1M)	(7,100)	(101,033)	(26,767)
ACCO BRANDS	MS	08/14/15	LIBOR-1M	16,700	110,053	27,388
ADRO ENERGY PT	MS	09/11/15	FEDEF-1D	3,540,700	280,397	52,287
ADVANTAGE OIL & GAS LTD.	MS	08/14/15	LIBOR-1M	14,000	61,320	(1,540)
AEP INDUSTRIES	MS	08/14/15	(LIBOR-1M)	(700)	(26,994)	(5,199)
AEROPOSTALE INC.	MS	08/14/15	(LIBOR-1M)	(19,200)	(53,952)	(3,840)
AEROVIRONMENT INC.	MS	08/14/15	LIBOR-1M	2,300	62,767	7,728
AFFYMETRIX INC.	MS	08/14/15	LIBOR-1M	16,000	114,880	29,280
AG MORTGAGE INVESTMENT TRUST	MS	08/14/15	LIBOR-1M	6,400	117,824	4,224
AK STEEL HOLDING CORP	MS	08/14/15	LIBOR-1M	8,300	54,040	8,791
ALLIANCE HEALTHCARE SERVICE	MS	08/14/15	LIBOR-1M	3,000	64,770	7,620
ALMOST FAMILY INC.	MS	08/14/15	LIBOR-1M	5,500	149,545	12,375
ALPHA AND OMEGA SEMICONDU	MS	08/14/15	LIBOR-1M	16,500	139,260	13,695
ALTRA HOLDINGS INC.	MS	08/14/15	(LIBOR-1M)	(2,200)	(60,653)	(8,691)
AMAG PHARMACEUTICALS INC.	MS	08/14/15	LIBOR-1M	2,000	62,319	3,701
AMERICAN ELECTRIC TECH	MS	08/14/15	(LIBOR-1M)	(10,600)	(78,440)	8,056
AMERICAN PUBLIC EDUCATION	MS	08/14/15	(LIBOR-1M)	(3,200)	(86,336)	(12,832)
AMERICAN REPROGRAPHICS CO	MS	08/14/15	LIBOR-1M	4,500	44,280	1,395
AMERICAN SCIENCE AND ENGINEERING	MS	08/14/15	(LIBOR-1M)	(3,200)	(149,186)	(27,774)
AMERICAN SOFTWARE INC.	MS	08/14/15	LIBOR-1M	3,300	29,469	2,409
AMERICAN VANGUARD CORP.	MS	08/14/15	(LIBOR-1M)	(13,100)	(124,974)	(26,200)

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
AMERICA’S CAR-MART INC.	MS	08/14/15	(LIBOR-1M)	(1,200)	(47,832)	$(7,344)
AMN HEALTHCARE SERVICES	MS	08/14/15	LIBOR-1M	6,700	103,917	10,988
AMRESCO LLC SHORT	MS	08/14/15	(LIBOR-1M)	(4,000)	(27,440)	(5,520)
AMSURG CORP.	MS	08/14/15	LIBOR-1M	1,300	63,843	6,370
ANACOR PHARMACEUTICALS I	MS	08/14/15	(LIBOR-1M)	(2,300)	(53,981)	(13,662)
ANALOGIC CORPORATION	MS	08/14/15	(LIBOR-1M)	(1,000)	(72,160)	(780)
ANGIE’S LIST INC.	MS	08/14/15	(LIBOR-1M)	(9,500)	(74,195)	7,980
ANGIODYNAMICS INC	MS	08/14/15	LIBOR-1M	8,200	125,788	13,612
APOLLO RESIDENTIAL MORTGAGE	MS	08/14/15	LIBOR-1M	2,900	46,986	1,386
APPLIED MICRO CIRCUITS CO	MS	08/14/15	(LIBOR-1M)	(8,900)	(56,159)	(1,424)
APPROACH RESOURCES INC.	MS	08/14/15	(LIBOR-1M)	(3,800)	(41,268)	3,648
ARCTIC CAT INC.	MS	08/14/15	(LIBOR-1M)	(2,900)	(91,640)	(5,974)
ARDMORE SHIPPING LIMITED	MS	08/14/15	(LIBOR-1M)	(10,400)	(91,624)	(13,728)
ARMADA HOFFLER PROPERTIES	MS	08/14/15	(LIBOR-1M)	(2,700)	(24,483)	(843)
AROTECH CORPORATION	MS	08/14/15	LIBOR-1M	24,400	66,612	5,368
ARRAY BIOPHARMA INC	MS	08/14/15	(LIBOR-1M)	(11,000)	(33,330)	(6,160)
ARRIUM LTD	MS	09/24/15	FEDEF-1D	575,103	244,642	(75,638)
ASSECO POLAND SA	MS	09/11/15	FEDEF-1D	9,833	127,569	18,596
ASSORE LIMITED	MS	09/11/15	FEDEF-1D	(1,179)	(37,281)	15,579
ATRICURE INC.	MS	08/14/15	(LIBOR-1M)	(7,100)	(108,985)	(14,839)
ATTUNITY LTD.	MS	08/14/15	(LIBOR-1M)	(7,500)	(49,950)	(17,100)
AUDIENCE INC.	MS	08/14/15	(LIBOR-1M)	(17,500)	(113,400)	48,125
AVEO GROUP EQUITY	MS	09/11/15	(LIBOR-1M)	(51,602)	(93,053)	(1,423)
AXT INC	MS	08/14/15	LIBOR-1M	11,200	24,756	1,676
AZTECA ACQUISITION CORPOR	MS	08/14/15	(LIBOR-1M)	(3,300)	(35,824)	(6,416)
BANCO LATINOAMERICANO	MS	08/14/15	LIBOR-1M	2,600	78,312	9,152
BANCO PINE SA — PREF SHARES	MS	09/11/15	LIBOR-1M	18,500	59,308	(7,868)
BANK OF AYUDHA	MS	10/08/15	FEDEF-1D	(5,700)	(9,351)	1,154
BANNER CORPORATION	MS	08/14/15	LIBOR-1M	2,800	109,026	11,990
BARCLAYS AFRICA GRP	MS	09/11/15	LIBOR-1M	41,500	598,383	57,409
BASIC ENERGY SERVICES INC	MS	08/14/15	LIBOR-1M	2,000	31,924	(6,124)
BAZAARVOICE INC.	MS	08/14/15	(LIBOR-1M)	(12,400)	(86,552)	(5,828)
BBX CAPITAL CORPORATION	MS	08/14/15	LIBOR-1M	2,500	41,664	4,336
BEBE STORES INC	MS	08/14/15	(LIBOR-1M)	(12,100)	(26,114)	(1,595)
BENCHMARK ELECTRONICS INC	MS	08/14/15	LIBOR-1M	3,400	69,734	10,914
BERKSHIRE HILLS BANCORP I	MS	08/14/15	LIBOR-1M	3,700	85,766	9,620
BIG 5 SPORTING GOODS CORP	MS	08/14/15	(LIBOR-1M)	(11,900)	(114,597)	(31,892)
BILLABONG INTL	MS	09/11/15	FEDEF-1D	(105,999)	(50,600)	(12,185)
BIODELIVERY SCIENCES INTE	MS	08/14/15	LIBOR-1M	(3,100)	(45,911)	(8,029)
BIOSCRIP INCORPORATED	MS	08/14/15	LIBOR-1M	(17,500)	(108,675)	(4,375)
BLACK BOX NETWORK SERVICE	MS	08/14/15	LIBOR-1M	1,500	33,908	(923)
BLACK DIAMOND INC	MS	08/14/15	(LIBOR-1M)	(15,600)	(114,816)	(6,240)
BLOOMAGE BIOTECH	MS	09/11/15	FEDEF-1D	(32,500)	(72,392)	20,599
BLOUNT INTERNATIONAL INC	MS	08/14/15	LIBOR-1M	9,500	133,760	11,685
BLUCORA INC.	MS	08/14/15	(LIBOR-1M)	(7,700)	(113,344)	(17,171)
BOSTON PRIVATE FINANCIAL	MS	08/14/15	LIBOR-1M	9,400	112,048	11,562
BR PROPERTIES SA	MS	09/11/15	LIBOR-1M	111,400	634,841	(71,656)
BRIGHTCOVE INC.	MS	08/14/15	(LIBOR-1M)	(7,600)	(40,938)	(7,778)
BROADWIND ENERGY INC.	MS	08/14/15	LIBOR-1M	4,700	32,007	(2,021)
BURU ENERGY LTD	MS	09/11/15	(LIBOR-1M)	(109,246)	(74,957)	9,401
CABOT MICROELECTRONICS CO	MS	08/14/15	LIBOR-1M	1,700	68,204	13,787
CAFEPRESS.COM INC.	MS	08/14/15	LIBOR-1M	(7,100)	(22,436)	497
CAI INTERNATIONAL INC.	MS	08/14/15	LIBOR-1M	(3,700)	(71,114)	(6,771)
CAIRN INDIA LTD	MS	09/10/15	FEDEF-1D	29,564	134,250	3,067
CALAMP CORP.	MS	08/14/15	(LIBOR-1M)	(4,700)	(76,845)	(13,771)
CALAVO GROWERS INC.	MS	08/14/15	LIBOR-1M	3,400	153,102	11,934
CALLAWAY GOLF COMPANY	MS	08/14/15	(LIBOR-1M)	(16,500)	(116,030)	(13,330)
CALLON PETROLEUM COMPANY	MS	08/14/15	LIBOR-1M	6,300	35,343	5,985
CAMBREX CORPORATION	BAML	08/14/15	LIBOR-1M	2,100	38,222	6,046
CAMPUS CREST COMMUNITIES	MS	08/14/15	(LIBOR-1M)	(10,500)	(68,985)	2,415
CAPITAL BANK FINANCIAL CO	MS	08/14/15	(LIBOR-1M)	(4,100)	(97,785)	(8,364)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
CAPITAL SENIOR LIVING CORP	MS	08/14/15	(LIBOR-1M)	(2,600)	(56,400)	$(2,100)
CAREER EDUCATION CORPORATION	MS	08/14/15	(LIBOR-1M)	(6,300)	(31,248)	(5,292)
CARRIAGE SERVICES INC.	MS	08/14/15	(LIBOR-1M)	(5,300)	(95,771)	(10,017)
CASUAL MALE RETAIL GROUP	MS	08/14/15	(LIBOR-1M)	(27,500)	(128,150)	(15,950)
CEMPRA INC.	MS	08/14/15	(LIBOR-1M)	(4,100)	(47,519)	(8,241)
CENTURY BANCORP INC.	MS	08/14/15	LIBOR-1M	1,300	46,020	3,354
CENTURY CASINOS INC	MS	08/14/15	(LIBOR-1M)	(24,800)	(128,216)	(6,696)
CENVEO INC.	MS	08/14/15	(LIBOR-1M)	(12,900)	(29,612)	200
CERUS CORPORATION	MS	08/14/15	(LIBOR-1M)	(25,200)	(97,272)	(7,560)
CHANNELADVISOR CORPORATION	MS	08/14/15	(LIBOR-1M)	(7,200)	(92,664)	(7,344)
CHARLES RIVER CORPORATION	MS	08/14/15	LIBOR-1M	5,000	124,650	25,350
CHAROEN POKPHAND	MS	09/10/15	FEDEF-1D	157,000	135,447	(5,889)
CHEFS WAREHOUSE HOLDINGS	MS	08/14/15	(LIBOR-1M)	(8,400)	(135,912)	(14,196)
CHESAPEAKE UTILITIES CORP	MS	08/14/15	LIBOR-1M	1,750	75,198	9,555
CHINA CORD BLOOD CORPORATION	MS	08/14/15	LIBOR-1M	21,600	109,512	432
CHIPMOS TECHNOLOGIES LTD.	MS	08/14/15	LIBOR-1M	3,300	66,000	4,884
CIBER INC.	MS	08/14/15	LIBOR-1M	11,200	36,512	112
CITIZEN & NORTHERN	MS	08/14/15	(LIBOR-1M)	(3,773)	(73,351)	(1,732)
CITIZENS INC.	MS	08/14/15	(LIBOR-1M)	(10,600)	(63,600)	(13,674)
CLINICAL MICRO SENSORS I	MS	08/14/15	(LIBOR-1M)	(11,100)	(97,458)	(29,082)
CM FINANCE INC.	MS	08/14/15	LIBOR-1M	10,000	129,000	(3,000)
COMMUNITY TRUST BANCORP	MS	08/14/15	(LIBOR-1M)	(1,700)	(60,129)	(986)
COMTECH TELECOMMUNICATION	MS	08/14/15	LIBOR-1M	3,700	129,241	11,618
CONN’S INC.	MS	08/14/15	(LIBOR-1M)	(1,700)	(48,518)	(4,369)
CONSTANT CONTACT INC.	MS	08/14/15	LIBOR-1M	4,700	126,571	39,621
COTT CORPORATION	MS	08/14/15	LIBOR-1M	8,600	57,534	(5,332)
COVENANT TRANSPORT INC	MS	08/14/15	LIBOR-1M	5,900	102,483	19,883
CRAFT BREW ALLIANCE INC.	MS	08/14/15	LIBOR-1M	1,600	26,957	(4,749)
CSR LIMITED	MS	09/11/15	FEDEF-1D	33,801	99,192	3,428
CUI GLOBAL INC.	MS	08/14/15	(LIBOR-1M)	(19,400)	(122,026)	(36,666)
CULP INC	MS	08/14/15	LIBOR-1M	3,700	65,601	4,588
CVILUX CORP	MS	09/10/15	FEDEF-1D	30,000	50,115	(2,734)
DA-CIN CONSTRUCTION	MS	09/10/15	FEDEF-1D	50,000	35,919	(737)
DAKTRONICS INC.	MS	08/14/15	LIBOR-1M	7,700	92,169	10,318
DANAOS CORPORATION	MS	08/14/15	LIBOR-1M	10,500	44,940	12,600
DAQO NEW ENERGY CO. LTD.	MS	08/14/15	LIBOR-1M	1,100	46,164	(3,352)
DATALINK CORP	MS	08/14/15	LIBOR-1M	3,900	42,870	6,465
DATAWATCH CORPORATION	MS	08/14/15	(LIBOR-1M)	(10,200)	(93,330)	(19,380)
DATRON SYSTEMS INC	MS	08/14/15	LIBOR-1M	5,300	141,457	16,377
DERMA SCIENCES INC	MS	08/14/15	(LIBOR-1M)	(12,100)	(105,512)	(4,598)
DICE HOLDINGS INC.	MS	08/14/15	LIBOR-1M	3,000	25,092	4,818
DIGIRAD CORPORATION	MS	08/14/15	LIBOR-1M	11,200	42,280	5,880
DOUGLAS DYNAMICS LLC	MS	08/14/15	LIBOR-1M	5,000	94,300	9,350
DREW INDUSTRIES INCORPORATED	MS	08/14/15	LIBOR-1M	1,200	50,904	6,768
DUCOMMUN INCORPORATED	MS	08/14/15	LIBOR-1M	2,300	61,939	(1,196)
E2OPEN INC.	MS	08/14/15	(LIBOR-1M)	(15,700)	(90,035)	(1,653)
E-COMMERCE CHINA DANGDANG	MS	08/14/15	LIBOR-1M	2,600	30,428	3,710
EDGEWATER TECHNOLOGY INC.	MS	08/14/15	LIBOR-1M	18,600	121,458	9,858
EGAIN COMMUNICATIONS CORP	MS	08/14/15	(LIBOR-1M)	(13,700)	(68,500)	12,330
EHEALTH INC.	MS	08/14/15	LIBOR-1M	(4,800)	(96,000)	(23,760)
ELECTRO SCIENTIFIC INDUSTRIAL	MS	08/14/15	(LIBOR-1M)	(8,400)	(52,164)	(7,476)
ELIZABETH ARDEN INC.	MS	08/14/15	(LIBOR-1M)	(6,400)	(108,800)	3,840
ELLIE MAE INC.	MS	08/14/15	(LIBOR-1M)	(3,600)	(119,988)	(18,180)
ENERGY RESOURCES OF AUSTRALIA	MS	09/11/15	FEDEF-1D	(64,301)	(75,228)	2,437
ENERGY XXI (BERMUDA) LIMITED	MS	08/14/15	(LIBOR-1M)	(5,500)	(46,309)	4,014
ENGILITY HOLDINGS INC.	MS	08/14/15	LIBOR-1M	2,200	74,822	20,218
ENZO BIOCHEM INC.	MS	08/14/15	LIBOR-1M	19,100	90,916	8,786
EPLUS INC.	MS	08/14/15	LIBOR-1M	2,500	142,700	9,975

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
EVOLUTION PETROLEUM CORPORATION	MS	08/14/15	(LIBOR-1M)	(16,300)	(141,484)	$(12,714)
EXAR CORPORATION	MS	08/14/15	(LIBOR-1M)	(13,300)	(115,710)	(11,305)
F.N.B. CORPORATION	MS	08/14/15	(LIBOR-1M)	(2,300)	(20,976)	(3,496)
FABRINET	MS	08/14/15	LIBOR-1M	2,200	31,482	8,580
FAUJI CEMENT CO	MS	09/10/15	FEDEF-1D	627,500	123,464	4,288
FBR & CO.	MS	08/14/15	LIBOR-1M	1,400	36,190	(2,394)
FDC LTD EQUITY	MS	09/10/15	FEDEF-1D	18,390	42,320	4,723
FEDERAL SIGNAL CORPORATION	MS	08/14/15	LIBOR-1M	9,900	122,859	17,721
FINANCIAL INSTITUTIONS IN	MS	08/14/15	LIBOR-1M	3,000	70,500	4,920
FIRST BUSEY CORPORATION	MS	08/14/15	LIBOR-1M	21,700	123,690	11,935
FIRST INTERSTATE BANCSYST	MS	08/14/15	LIBOR-1M	2,800	75,376	6,776
FIRST MERCHANTS CORPORATION	MS	08/14/15	LIBOR-1M	4,900	100,205	10,780
FLAGSTAR BANCORP INC.	MS	08/14/15	(LIBOR-1M)	(2,600)	(42,120)	1,248
FLY LEASING LIMITED	MS	08/14/15	(LIBOR-1M)	(7,200)	(86,040)	(3,096)
FORMFACTOR INC.	MS	08/14/15	LIBOR-1M	17,900	110,801	31,862
FOX CHASE BANCORP INC.	MS	08/14/15	LIBOR-1M	1,500	24,965	(395)
FRANCESCA’S HOLDINGS CORP	MS	08/14/15	(LIBOR-1M)	(10,000)	(127,000)	7,900
FREIGHTCAR AMERICA INC.	MS	08/14/15	LIBOR-1M	1,400	43,068	3,090
FUBON GROUP CO LTD.	MS	09/10/15	FEDEF-1D	269,000	424,395	30,223
FUTUREFUEL CORP.	MS	08/14/15	(LIBOR-1M)	(3,200)	(39,282)	(3,342)
FXCM INC.	MS	08/14/15	(LIBOR-1M)	(8,700)	(139,983)	(3,219)
GAIN CAPITAL HOLDINGS INC	MS	08/14/15	(LIBOR-1M)	(16,800)	(106,344)	(37,464)
GALMED PHARMACEUTICAL LTD	MS	08/14/15	LIBOR-1M	4,100	27,058	166
GENCORP INC.	MS	08/14/15	(LIBOR-1M)	(6,400)	(99,968)	(8,576)
GENERAL FINANCE CORPORATION	MS	08/14/15	(LIBOR-1M)	(3,600)	(31,127)	95
GENOMIC HEALTH INC	MS	08/14/15	(LIBOR-1M)	(1,500)	(47,235)	(7,275)
GEOSPACE TECHNOLOGIES CORP.	MS	08/14/15	(LIBOR-1M)	(2,200)	(60,698)	(7,040)
GIBRALTAR INDUSTRIES INC	MS	08/14/15	LIBOR-1M	5,500	73,425	10,450
GLOBAL BRASS AND COPPER H	MS	08/14/15	(LIBOR-1M)	(5,400)	(74,358)	(1,242)
GLOBAL CASH ACCESS INC.	MS	08/14/15	LIBOR-1M	18,300	122,793	10,614
GLOBAL EAGLE ENTERTAINMENT	MS	08/14/15	(LIBOR-1M)	(7,900)	(78,921)	(17,696)
GLOBAL SHIP LEASE INC.	MS	08/14/15	LIBOR-1M	23,000	73,140	9,890
GOL LINHAS ADR	MS	08/14/15	LIBOR-1M	7,900	39,634	1,209
GOL LINHAS AEREAS INTELIG	MS	08/14/15	LIBOR-1M	7,900	39,634	1,209
GORDMANS STORES INC.	MS	08/14/15	LIBOR-1M	(32,300)	(102,714)	969
GRANULES INDIA LTD	MS	09/10/15	FEDEF-1D	3,176	34,411	7,461
GRAY TELEVISION INC.	MS	08/14/15	(LIBOR-1M)	(4,200)	(30,954)	(7,854)
GREATBATCH INC.	MS	08/14/15	LIBOR-1M	3,000	136,200	14,370
GSI GROUP INC.	MS	08/14/15	LIBOR-1M	6,300	70,812	10,143
HANGER ORTHOPEDIC GROUP	MS	08/14/15	LIBOR-1M	(2,300)	(51,292)	(3,747)
HARVARD BIOSCIENCE INC	MS	08/14/15	LIBOR-1M	6,400	29,752	968
HDFC=X4 IS FUTURE	MS	09/08/15	†	(74)	(317,349)	(15,862)
HEALTH INSURANCE INNOVATION	MS	08/14/15	(LIBOR-1M)	(9,000)	(85,590)	(5,490)
HEALTHSTREAM INC	MS	08/14/15	(LIBOR-1M)	(1,900)	(46,322)	(12,502)
HEALTHWAYS INC.	MS	08/14/15	(LIBOR-1M)	(2,300)	(33,948)	(1,702)
HEARTLAND FINANCIAL USA I	MS	08/14/15	(LIBOR-1M)	(1,600)	(38,672)	(3,888)
HERITAGE COMMERCE CORP.	MS	08/14/15	LIBOR-1M	12,400	105,368	2,512
HERITAGE-CRYSTAL CLEAN INC.	MS	08/14/15	(LIBOR-1M)	(3,800)	(55,556)	(13,376)
HESKA CORPORATION	MS	08/14/15	LIBOR-1M	5,100	61,455	9,894
HIGHER ONE HOLDINGS INC.	MS	08/14/15	LIBOR-1M	27,700	68,179	3,010
HOMEOWNERS CHOICE INC.	MS	08/14/15	LIBOR-1M	(700)	(30,975)	(4,613)
HOMETRUST BANCSHARES INC.	MS	08/14/15	(LIBOR-1M)	(1,600)	(23,963)	(757)
HORSEHEAD HOLDING CORP.	MS	08/14/15	(LIBOR-1M)	(4,200)	(60,942)	(5,040)
HOVNANIAN ENTERPRISES INC.	MS	08/14/15	(LIBOR-1M)	(28,800)	(89,280)	(19,008)
I SELECT LTD	MS	09/11/15	FEDEF-1D	(29,472)	(30,851)	(4,983)
ICU MEDICAL INC.	MS	08/14/15	LIBOR-1M	1,000	66,620	4,280
IGI INC	MS	08/14/15	(LIBOR-1M)	(11,000)	(88,110)	(19,800)
IGNITE RESTAURANT GROUP	MS	08/14/15	(LIBOR-1M)	(23,500)	(133,950)	(27,965)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
IMPERVA INC.	MS	08/14/15	(LIBOR-1M)	(3,200)	(82,112)	$(48,992)
INCONTACT INC.	MS	08/14/15	LIBOR-1M	4,100	31,577	4,913
INFOBLOX INC.	MS	08/14/15	(LIBOR-1M)	(10,500)	(143,220)	(26,250)
INSIGHT ENTERPRISES INC.	MS	08/14/15	LIBOR-1M	6,400	147,328	(1,728)
INSMED INCORPORATED	MS	08/14/15	LIBOR-1M	(1,800)	(24,681)	(861)
INSTEEL INDUSTRIES INC.	MS	08/14/15	LIBOR-1M	2,800	55,160	11,592
INTEGRATED SILICON SOLUTIONS	MS	08/14/15	LIBOR-1M	6,400	75,904	11,008
INTELIQUENT INC.	MS	08/14/15	LIBOR-1M	10,100	125,442	44,541
INTERACTIVE INTELLIGENCE	MS	08/14/15	(LIBOR-1M)	(3,600)	(134,244)	(39,492)
INTERFACE INC.	MS	08/14/15	(LIBOR-1M)	(1,700)	(26,319)	(932)
INTERMOLECULAR INC.	MS	08/14/15	(LIBOR-1M)	(25,894)	(53,601)	(6,991)
INTERNAP NETWORK SERVICES	MS	08/14/15	LIBOR-1M	(6,700)	(46,096)	(7,571)
INTERSECTIONS INC	MS	08/14/15	LIBOR-1M	(11,300)	(41,584)	(3,616)
INVESTMENT TECHNOLOGY GROUP	MS	08/14/15	LIBOR-1M	4,100	61,377	12,136
INVESTORS REAL ESTATE TRUST	MS	08/14/15	(LIBOR-1M)	(10,400)	(81,738)	(5,622)
ISLE OF CAPRI CASINOS	MS	08/14/15	LIBOR-1M	3,800	25,970	2,264
IXIA	MS	08/14/15	(LIBOR-1M)	(17,200)	(147,404)	(18,232)
JA SOLAR HOLDING CO. LTD	MS	08/14/15	LIBOR-1M	13,400	100,768	11,390
JIAYUAN.COM INTERNATIONAL	MS	08/14/15	LIBOR-1M	7,600	40,620	648
JIVE SOFTWARE INC	MS	08/14/15	(LIBOR-1M)	(16,800)	(98,112)	(4,536)
JMP GROUP INC	MS	08/14/15	LIBOR-1M	17,900	112,233	18,437
JONES ENERGY INC.	MS	08/14/15	(LIBOR-1M)	(6,900)	(85,905)	621
JPA=X4 IS FUTURE	MS	09/08/15	†	(125)	(491,972)	(15,357)
JUBI=X4 IS FUTURE	MS	09/08/15	†	(28)	(149,801)	6,221
JUBILANT LIFE SCIENCES	MS	09/10/15	FEDEF-1D	34,910	105,434	(23,222)
KEARNY FINANCIAL CORP.	MS	08/14/15	(LIBOR-1M)	(6,100)	(79,849)	(7,015)
KFORCE INC.	MS	08/14/15	LIBOR-1M	1,700	34,289	5,066
KNOT OFFSHORE PARTNERS LP	MS	08/14/15	(LIBOR-1M)	(8,000)	(64,800)	(6,160)
KOZA ALTIN ISLETMELERI AS	MS	09/11/15	FEDEF-1D	5,014	51,511	(19,215)
KVH INDUSTRIES INC.	MS	08/14/15	LIBOR-1M	(11,100)	(129,093)	(14,319)
LADENBURG THALMANN FINANCE	MS	08/14/15	LIBOR-1M	9,400	39,037	1,101
LANDAUER INC	MS	08/14/15	LIBOR-1M	(2,300)	(75,184)	(7,133)
LANDEC CORPORATION	MS	08/14/15	LIBOR-1M	(9,100)	(105,525)	(9,044)
LATTICE SEMICONDUCTOR CORP	MS	08/14/15	LIBOR-1M	18,100	111,134	10,317
LAYNE CHRISTENSEN COMPANY	MS	08/14/15	(LIBOR-1M)	(15,400)	(124,586)	13,706
LEAPFROG ENTERPRISES INC.	MS	08/14/15	(LIBOR-1M)	(6,100)	(36,478)	4,026
LHC GROUP INC.	MS	08/14/15	LIBOR-1M	1,900	45,125	1,140
LIQUIDITY SERVICES INC.	MS	08/14/15	(LIBOR-1M)	(2,700)	(31,563)	(2,943)
LMI AEROSPACE INC.	MS	08/14/15	(LIBOR-1M)	(4,900)	(60,368)	(4,214)
LOGMEIN INC	MS	08/14/15	LIBOR-1M	2,000	84,220	11,880
LSB INDUSTRIES INC.	MS	08/14/15	(LIBOR-1M)	(2,000)	(64,440)	(10,620)
LT=X4 IS FUTURE	MS	09/08/15	†	(14)	(90,106)	(4,260)
LTFH=X4 IS FUTURE	MS	09/08/15	†	(13)	(58,220)	(471)
LUXFER HOLDINGS PLC	MS	08/14/15	(LIBOR-1M)	(6,000)	(91,380)	(4,200)
M/I HOMES INC.	MS	08/14/15	(LIBOR-1M)	(3,200)	(60,160)	(8,768)
MAGIC SOFTWARE ENTERPRISE	MS	08/14/15	LIBOR-1M	19,600	126,420	10,584
MAINSOURCE FINANCIAL GROUP	MS	08/14/15	LIBOR-1M	1,400	24,640	826
MARIN SOFTWARE INCORPORATION	MS	08/14/15	(LIBOR-1M)	(14,000)	(117,740)	(7,560)
MARKETO INC	MS	08/14/15	(LIBOR-1M)	(5,000)	(143,150)	(18,200)
MATRIX SERVICE INC.	MS	08/14/15	LIBOR-1M	2,500	54,600	8,050
MAXWELL TECHNOLOGIES INC.	MS	08/14/15	(LIBOR-1M)	(10,900)	(82,622)	(44,472)
MERCER INTERNATIONAL INC.	MS	08/14/15	LIBOR-1M	9,900	97,317	27,225
MERIDIAN BIOSCIENCE INC	MS	08/14/15	(LIBOR-1M)	(7,900)	(139,198)	(7,268)
MERIT MEDICAL SYSTEMS INC.	MS	08/14/15	LIBOR-1M	3,800	46,854	10,716
MESA LABORATORIES INC.	MS	08/14/15	(LIBOR-1M)	(900)	(56,970)	(11,763)
META FINANCIAL GROUP INC	MS	08/14/15	LIBOR-1M	600	21,444	1,062

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
MGP INGREDIENTS INC.	MS	08/14/15	LIBOR-1M	8,800	107,624	$1,056
MIDSOUTH BANCORP INC.	MS	08/14/15	LIBOR-1M	6,500	122,135	975
MIND CTI LTD	MS	08/14/15	LIBOR-1M	10,200	30,086	708
MINERAL RESOURCES LTD	MS	09/11/15	FEDEF-1D	69,744	649,109	(132,823)
MISTRAS GROUP INC.	MS	08/14/15	(LIBOR-1M)	(1,700)	(27,453)	(580)
MITCHAM INDUSTRIES INC.	MS	08/14/15	(LIBOR-1M)	(2,200)	(24,348)	1,908
MODINE MANUFACTURING COMPANY	MS	08/14/15	LIBOR-1M	9,200	104,880	13,156
MOSYS INC.	MS	08/14/15	(LIBOR-1M)	(18,800)	(46,624)	(3,948)
MOTORCAR PARTS OF AMERICA	MS	08/14/15	LIBOR-1M	2,500	58,950	13,650
MYERS INDUSTRIES INC.	MS	08/14/15	(LIBOR-1M)	(1,600)	(25,814)	1,910
NANOSTRING TECHNOLOGIES	MS	08/14/15	(LIBOR-1M)	(3,600)	(29,592)	(8,748)
NATIONAL BANK HOLDINGS CORP.	MS	08/14/15	(LIBOR-1M)	(7,500)	(141,975)	(4,950)
NATIONAL INTERSTATE CORPORATION	MS	08/14/15	(LIBOR-1M)	(2,200)	(59,856)	(2,712)
NATURAL GROCERS BY VITAMIN	MS	08/14/15	(LIBOR-1M)	(6,500)	(107,575)	(10,140)
NATUS MEDICAL INC.	MS	08/14/15	LIBOR-1M	4,800	149,976	13,224
NCI LLC	MS	08/14/15	LIBOR-1M	12,448	108,242	18,479
NEENAH PAPER INC	MS	08/14/15	LIBOR-1M	2,600	135,642	22,984
NEWPORT CORPORATION	MS	08/14/15	LIBOR-1M	5,700	94,278	7,695
NMDC LTD	MS	09/10/15	FEDEF-1D	9,326	26,593	(636)
NN INC.	MS	08/14/15	LIBOR-1M	5,200	114,452	15,548
NORTH AMERICAN ENERGY PARTNERS	MS	08/14/15	LIBOR-1M	18,000	103,500	(6,120)
NOVADAQ TECHNOLOGIES INC.	MS	08/14/15	(LIBOR-1M)	(8,600)	(107,844)	(26,488)
NTELOS HOLDINGS CORPORATION	MS	08/14/15	(LIBOR-1M)	(12,000)	(114,120)	(6,840)
NUMEREX CORP	MS	08/14/15	(LIBOR-1M)	(5,200)	(57,876)	(9,932)
NXSTAGE MEDICAL INC.	MS	08/14/15	(LIBOR-1M)	(3,700)	(48,026)	(8,066)
OMEGA PROTEIN CORPORATION	MS	08/14/15	LIBOR-1M	10,600	133,666	19,504
OMNICELL INC.	MS	08/14/15	LIBOR-1M	4,700	125,114	26,743
OMNIVISION TECHNOLOGIES	MS	08/14/15	LIBOR-1M	3,900	92,937	11,505
ONCOGENEX PHARMACEUTICALS	MS	08/14/15	LIBOR-1M	11,200	24,680	408
ORASURE TECHNOLOGIES INC	MS	08/14/15	LIBOR-1M	16,700	136,606	12,859
ORBOTECH LTD.	MS	08/14/15	LIBOR-1M	8,100	118,260	11,664
ORCHID ISLAND CAPITAL INC	MS	08/14/15	LIBOR-1M	7,100	98,619	(142)
ORCHIDS PAPER PRODUCTS CO	MS	08/14/15	(LIBOR-1M)	(2,600)	(65,689)	(9,087)
ORITANI FINANCIAL CORP.	MS	08/14/15	LIBOR-1M	6,100	85,888	4,209
PAKISTAN TELECOM CO LTD	MS	09/10/15	FEDEF-1D	382,500	100,308	(23,621)
PALADIN ENERGY LIMITED	MS	09/11/15	FEDEF-1D	(295,534)	(93,588)	8,233
PARK ELECTROCHEMICAL CORP	MS	08/14/15	LIBOR-1M	1,600	35,616	5,664
PARKER DRILLING COMPANY	MS	08/14/15	LIBOR-1M	5,400	22,626	1,350
PARK-OHIO INDUSTRIES INC	MS	08/14/15	LIBOR-1M	1,600	72,448	12,528
PATRICK INDUSTRIES INC.	MS	08/14/15	LIBOR-1M	3,300	130,647	10,329
PC CONNECTION INC.	MS	08/14/15	LIBOR-1M	6,500	141,765	13,260
PDF SOLUTIONS INC.	MS	08/14/15	(LIBOR-1M)	(4,700)	(56,166)	(4,793)
PEERLESS MANUFACTURING CO	MS	08/14/15	(LIBOR-1M)	(24,200)	(123,420)	(3,872)
PENN VIRGINIA CORPORATION	MS	08/14/15	(LIBOR-1M)	(10,200)	(81,345)	(6,069)
PEOPLES BANCORP INC.	MS	08/14/15	LIBOR-1M	2,000	49,240	60
PERFECT WORLD CO. LTD.	MS	08/14/15	LIBOR-1M	3,200	67,757	(1,261)
PERRY ELLIS INTERNATIONAL	MS	08/14/15	LIBOR-1M	1,700	34,334	431
PERSEUS MINING LTD	MS	09/11/15	FEDEF-1D	(114,087)	(44,157)	13,534
PETMED EXPRESS INC.	MS	08/14/15	(LIBOR-1M)	(8,900)	(117,035)	(534)
PGT INC.	MS	08/14/15	(LIBOR-1M)	(5,600)	(47,600)	(5,068)
PHARMERICA CORPORATION	MS	08/14/15	LIBOR-1M	5,000	123,200	20,250
PIONEER ENERGY SERVICES	MS	08/14/15	LIBOR-1M	8,400	90,048	(12,936)
PIPER JAFFRAY AND CO.	MS	08/14/15	LIBOR-1M	2,800	131,068	27,020
PLY GEM HOLDINGS INC.	MS	08/14/15	(LIBOR-1M)	(4,800)	(46,800)	(7,680)
POWELL INDUSTRIES INC.	MS	08/14/15	(LIBOR-1M)	(1,600)	(65,728)	(7,120)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
POWER FINANCE CORP	MS	09/10/15	FEDEF-1D	145,024	555,238	$112,123
POWERSECURE INTERNATIONAL	MS	08/14/15	(LIBOR-1M)	(4,800)	(39,408)	(14,208)
PREFERRED BANK	MS	08/14/15	LIBOR-1M	2,000	48,752	4,408
PREMIERE GLOBAL SERVICES	MS	08/14/15	LIBOR-1M	6,700	76,380	(6,231)
PROCKET NETWORKS INC	MS	08/14/15	(LIBOR-1M)	(15,100)	(90,449)	(22,650)
PROGENICS PHARMACEUTICALS	MS	08/14/15	(LIBOR-1M)	(10,700)	(47,508)	(4,173)
PROS HOLDINGS INC.	MS	08/14/15	(LIBOR-1M)	(3,900)	(90,480)	(18,642)
PROVIDENCE SERVICE CORPORATION	MS	08/14/15	LIBOR-1M	3,500	144,165	10,465
PSIVIDA LIMITED	MS	08/14/15	LIBOR-1M	6,800	25,480	1,312
QUAD/GRAPHICS INC.	MS	08/14/15	LIBOR-1M	2,700	51,921	7,614
RAIN INDUSTRIES LTD	MS	09/10/15	FEDEF-1D	27,612	25,738	(3,355)
RALLY SOFTWARE DEVELOPMENT	MS	08/14/15	(LIBOR-1M)	(10,700)	(102,613)	(6,741)
RAVEN INDUSTRIES INC.	MS	08/14/15	LIBOR-1M	(2,900)	(67,019)	(6,496)
REACHLOCAL INC.	MS	08/14/15	(LIBOR-1M)	(15,100)	(57,833)	(10,570)
REED’S INC EQUITY	MS	08/14/15	LIBOR-1M	9,600	60,186	10,662
REGIONAL MANAGEMENT CORP.	MS	08/14/15	(LIBOR-1M)	(8,500)	(146,285)	47,175
REMY INTERNATIONAL INC.	MS	08/14/15	LIBOR-1M	4,600	89,838	(4,830)
RENTRAK CORPORATION	MS	08/14/15	(LIBOR-1M)	(1,400)	(97,706)	(9,912)
RESOLUTE ENERGY CORP.	MS	08/14/15	(LIBOR-1M)	(17,300)	(70,757)	10,553
RETAILMENOT INC.	MS	08/14/15	(LIBOR-1M)	(7,000)	(106,750)	(40,670)
REX AMERICAN RESOURCES CO	MS	08/14/15	LIBOR-1M	1,900	115,558	22,686
REX ENERGY CORPORATION	MS	08/14/15	(LIBOR-1M)	(4,200)	(35,889)	2,961
RICK’S CABARET INTERNATIONAL	MS	08/14/15	LIBOR-1M	5,999	63,049	8,339
ROCKY SHOES & BOOTS INC	MS	08/14/15	LIBOR-1M	6,300	90,279	(7,497)
RODOBENS NEG IMOB SA	MS	09/11/15	FEDEF-1D	10,700	47,330	(4,487)
ROLTA INDIA LIMITED	MS	09/10/15	FEDEF-1D	146,336	261,437	2,892
ROSETTA STONE INC.	MS	08/14/15	(LIBOR-1M)	(15,900)	(120,204)	(31,959)
ROUNDY’S INC.	MS	08/14/15	(LIBOR-1M)	(15,100)	(43,337)	(7,550)
RPWR=X4 IS FUTURE	MS	09/08/15	(LIBOR-1M)	(71)	(335,344)	(17,806)
RTI BIOLOGICS INC.	MS	08/14/15	LIBOR-1M	6,900	26,582	8,539
RUTHS HOSPITALITY GROUP I	MS	08/14/15	LIBOR-1M	10,500	114,450	13,335
S & T BANCORP INC.	MS	08/14/15	LIBOR-1M	5,800	142,912	17,110
SANCHEZ ENERGY CORP.	MS	08/14/15	LIBOR-1M	(1,500)	(30,395)	4,790
SCHOLASTIC CORPORATION	MS	08/14/15	LIBOR-1M	(1,200)	(38,660)	(3,112)
SCICLONE PHARMACEUTICALS	MS	08/14/15	LIBOR-1M	6,800	49,436	2,516
SCIENTIFIC GAMES CORPORATION	MS	08/14/15	(LIBOR-1M)	(4,300)	(36,937)	(13,674)
SCIQUEST INC	MS	08/14/15	(LIBOR-1M)	(2,700)	(39,420)	(837)
SCM MICROSYSTEMS INC.	MS	08/14/15	LIBOR-1M	6,100	61,490	(4,455)
SEACHANGE INTERNATIONAL	MS	08/14/15	(LIBOR-1M)	(12,200)	(86,254)	3,782
SHANGHAI FRIENDSHIP	MS	10/29/15	FEDEF-1D	62,900	83,406	(504)
SIFY TECHNOLOGIES LIMITED	MS	08/14/15	LIBOR-1M	17,600	29,568	880
SIGMA DESIGNS INC	MS	08/14/15	LIBOR-1M	31,800	117,660	9,222
SILICON GRAPHICS INTERNAT	MS	08/14/15	(LIBOR-1M)	(9,800)	(79,674)	(5,390)
SILICON MOTION TECHNOLOGY	MS	08/14/15	LIBOR-1M	3,000	73,677	(2,547)
SILVER BAY REALTY TRUST	MS	08/14/15	(LIBOR-1M)	(1,900)	(31,597)	(570)
SILVER SPRING NETWORKS IN	MS	08/14/15	(LIBOR-1M)	(10,100)	(80,699)	(16,059)
SIMULATIONS PLUS INC	MS	08/14/15	LIBOR-1M	7,200	43,421	2,227
SINOVAC BIOTECH LTD.	MS	08/14/15	LIBOR-1M	8,600	43,086	2,408
SK CHEMICALS CO	MS	11/02/15	FEDEF-1D	(6,061)	(336,197)	(10,061)
SKULLCANDY INC.	MS	08/14/15	LIBOR-1M	15,400	115,962	12,474
SKY-MOBI LIMITED	MS	08/14/15	LIBOR-1M	8,400	59,115	2,961
SKYSTAR BIOPHARMACEUTICAL	MS	08/14/15	LIBOR-1M	8,500	35,275	340
SKYWEST INC.	MS	08/14/15	(LIBOR-1M)	(3,300)	(27,315)	(10,701)
SOTHERLY HOTELS INC.	MS	08/14/15	LIBOR-1M	6,600	50,094	1,650
SPARK NETWORK INC.	MS	08/14/15	(LIBOR-1M)	(13,800)	(59,616)	1,242
SPECTRUM PHARMACEUTICALS	MS	08/14/15	(LIBOR-1M)	(4,200)	(30,366)	(1,470)

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
SQUARE 1 FINANCIAL INC	MS	08/14/15	LIBOR-1M	3,900	72,501	$5,070
STAAR SURGICAL COMPANY	MS	08/14/15	(LIBOR-1M)	(9,600)	(102,048)	10,176
STEALTHGAS INC.	MS	08/14/15	(LIBOR-1M)	(5,400)	(40,014)	(5,346)
STEWART INFORMATION SERVICE	MS	08/14/15	(LIBOR-1M)	(2,900)	(80,852)	(21,576)
STOCK BUILDING SUPPLY HOL	MS	08/14/15	(LIBOR-1M)	(7,200)	(103,248)	(9,720)
SUNOPTA INC.	MS	08/14/15	LIBOR-1M	5,200	67,147	6,485
SUPER MICRO COMPUTER INC	MS	08/14/15	LIBOR-1M	3,500	80,850	31,010
SYKES ENTERPRISES INCORPORATION	MS	08/14/15	LIBOR-1M	5,700	112,860	9,918
SYNERGY RESOURCES CORPORATION	MS	08/14/15	(LIBOR-1M)	(2,900)	(32,269)	(3,082)
TANGOE INC.	MS	08/14/15	(LIBOR-1M)	(7,500)	(102,150)	(7,875)
TEARLAB CORP.	MS	08/14/15	(LIBOR-1M)	(9,300)	(30,876)	3,999
TECHTARGET INC.	MS	08/14/15	LIBOR-1M	12,100	112,772	2,662
TELECOMMUNICATION SYSTEMS	MS	08/14/15	LIBOR-1M	45,300	129,105	1,359
TESARO INC.	MS	08/14/15	(LIBOR-1M)	(1,600)	(39,936)	(4,576)
TETRAPHASE PHARMACEUTICAL	MS	08/14/15	(LIBOR-1M)	(2,400)	(58,464)	1,104
THE BANCORP BANK	MS	08/14/15	(LIBOR-1M)	(16,300)	(137,817)	(16,382)
THE DIXIE GROUP INC	MS	08/14/15	(LIBOR-1M)	(14,300)	(103,532)	(9,152)
THE GORMAN-RUPP COMPANY	MS	08/14/15	LIBOR-1M	4,000	121,920	5,040
THE MARCUS CORPORATION	MS	08/14/15	LIBOR-1M	8,100	123,363	15,390
THE MCCLATCHY COMPANY	MS	08/14/15	LIBOR-1M	18,100	55,386	9,050
THE PANTRY INC.	MS	08/14/15	LIBOR-1M	1,300	31,227	2,274
THE SPECTRANETICS CORPORATION	MS	08/14/15	(LIBOR-1M)	(5,700)	(147,972)	(33,117)
THESTREET.COM	MS	08/14/15	LIBOR-1M	11,500	25,875	460
THORN GROUP LTD	MS	09/11/15	LIBOR-1M	44,434	92,844	6,433
TILLY’S INC.	MS	08/14/15	(LIBOR-1M)	(5,600)	(38,640)	(1,232)
TOWER INTERNATIONAL INC.	MS	08/14/15	LIBOR-1M	3,600	79,524	7,956
TOWN SPORTS INTERNATIONAL	MS	08/14/15	(LIBOR-1M)	(23,100)	(129,129)	(7,623)
TRANSGLOBE ENERGY CORPORATION	MS	08/14/15	LIBOR-1M	16,000	84,000	(14,560)
TREE.COM INC.	MS	08/14/15	(LIBOR-1M)	(2,200)	(75,482)	(5,896)
TREX COMPANY INC.	MS	08/14/15	(LIBOR-1M)	(900)	(28,476)	(10,224)
TRIANGLE PETROLEUM CORPORATION	MS	08/14/15	(LIBOR-1M)	(9,400)	(73,696)	846
TRICO BANCSHARES INC	MS	08/14/15	(LIBOR-1M)	(4,200)	(96,390)	(14,070)
TRINA SOLAR LIMITED	MS	08/14/15	LIBOR-1M	4,000	36,280	5,960
TRIPLE-S MANAGEMENT CORP.	MS	08/14/15	LIBOR-1M	8,000	150,080	27,040
TRISTATE CAPITAL HOLDINGS	MS	08/14/15	(LIBOR-1M)	(7,900)	(74,023)	(3,002)
TUBEMOGUL INC.	MS	08/14/15	LIBOR-1M	2,234	26,665	8,052
TWIN DISC INCORPORATED	MS	08/14/15	LIBOR-1M	4,400	109,780	4,708
U.S. AUTO PARTS NETWORK I	MS	08/14/15	LIBOR-1M	40,200	106,530	2,010
UBBL=X4 IS FUTURE	MS	09/08/15	(LIBOR-1M)	(27)	(76,399)	(374)
UCP INC.	MS	08/14/15	(LIBOR-1M)	(10,500)	(123,480)	(20,265)
UFLEX LIMITED	MS	09/10/15	FEDEF-1D	24,306	53,633	9,650
UFP TECHNOLOGIES INC.	MS	08/14/15	(LIBOR-1M)	(1,200)	(25,126)	(1,298)
ULTRATECH INC.	MS	08/14/15	(LIBOR-1M)	(5,100)	(105,519)	7,956
UMH PROPERTIES INC.	MS	08/14/15	(LIBOR-1M)	(10,000)	(96,400)	(4,600)
UNIFI INC.	MS	08/14/15	LIBOR-1M	4,600	125,442	3,220
UNITED INSURANCE HOLDINGS	MS	08/14/15	LIBOR-1M	3,900	58,071	18,369
UNITED INTERGRATED SRVCS	MS	09/10/15	FEDEF-1D	96,000	90,925	230
UNITIL SERVICE CORP.	MS	08/14/15	LIBOR-1M	2,200	72,688	3,960
UNIVERSAL ELECTRONICS INC	MS	08/14/15	LIBOR-1M	2,700	135,270	18,333
UNIVERSAL FOREST PRODUCTS	MS	08/14/15	LIBOR-1M	1,400	57,400	12,558
US ENERGY CORPORATION	MS	08/14/15	LIBOR-1M	33,600	84,336	3,360
USA MOBILITY INC.	MS	08/14/15	LIBOR-1M	6,100	83,997	15,067
USIMINAS GERAIS PR	BAML	09/30/2015	(LIBOR-1M)	(155,100)	(472,128)	118,949
USIMINAS GERAIS PR	MS	09/30/2015	(LIBOR-1M)	(19,500)	(59,358)	14,508

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
VAALCO ENERGY INC.	MS	08/14/15	LIBOR-1M	14,900	124,555	$(13,997)
VANDA PHARMACEUTICALS INC	MS	08/14/15	(LIBOR-1M)	(2,500)	(22,025)	(8,000)
VASCO DATA SECURITY INTER	MS	08/14/15	LIBOR-1M	6,000	105,420	46,500
VERASTEM INC.	MS	08/14/15	(LIBOR-1M)	(3,700)	(31,968)	(3,145)
VIMICRO INTERNATIONAL COR	MS	08/14/15	LIBOR-1M	2,900	28,548	(2,332)
VOCERA COMMUNICATIONS INC.	MS	08/14/15	(LIBOR-1M)	(11,000)	(95,260)	(18,590)
VOCUS COMMUNICATION	MS	09/11/15	FEDEF-1D	(9,743)	(47,333)	(3,115)
VSE CORPORATION	MS	08/14/15	LIBOR-1M	1,500	78,210	12,210
WARREN RESOURCES INC.	MS	08/14/15	LIBOR-1M	25,300	92,092	(4,554)
WAUSAU PAPER CORP.	MS	08/14/15	(LIBOR-1M)	(6,400)	(53,696)	(9,600)
WCI COMMUNITIES INC.	MS	08/14/15	(LIBOR-1M)	(3,200)	(55,840)	(4,192)
WESBANCO INC.	MS	08/14/15	LIBOR-1M	3,200	98,880	11,392
WESTFIELD FINANCIAL INC	MS	08/14/15	LIBOR-1M	20,300	144,130	(609)
WILLDAN GROUP INC.	MS	08/14/15	LIBOR-1M	5,600	73,080	392
WILLIAM LYON HOMES INC.	MS	08/14/15	(LIBOR-1M)	(3,700)	(76,886)	(10,656)
WINMARK CORPORATION	MS	08/14/15	(LIBOR-1M)	(1,400)	(109,200)	(5,992)
WISTRON CORP	MS	09/10/15	FEDEF-1D	263,000	273,472	2,502
WSFS FINANCIAL CORPORATION	MS	08/14/15	LIBOR-1M	1,600	117,360	8,481
ZAGG INC.	MS	08/14/15	LIBOR-1M	23,700	130,587	28,677
ZELTIQ AESTHETICS	MS	08/14/15	(LIBOR-1M)	(2,700)	(57,483)	(11,744)
ZUMIEZ INC.	MS	08/14/15	LIBOR-1M	3,200	102,464	4,352
ABLYNX NV	MS	10/09/15	LIBOR-1M	17,900	176,282	2,870
ACS ACTIVIDADES DE CONSTRUCCION Y S	MS	10/09/15	LIBOR-1M	—	—	(32)
ALTICE SA	MS	10/09/15	LIBOR-1M	(11,840)	(643,372)	(93,659)
AMG ADVANCED METALLURGICAL GROUP	MS	10/09/15	LIBOR-1M	42,700	334,669	17,522
ANIMA HOLDING S.P.A.	MS	10/09/15	LIBOR-1M	133,100	665,910	(44,823)
AREVA SA	MS	10/09/15	LIBOR-1M	(3,460)	(45,768)	(748)
ASCOPIAVE SPA	MS	10/09/15	LIBOR-1M	77,700	173,440	8,523
ASM INTERNATIONAL NV	MS	10/09/15	LIBOR-1M	16,700	549,747	117,848
BAM GROUP	MS	10/09/15	LIBOR-1M	(43,800)	(107,387)	2,421
BE SEMICONDUCTOR INDUSTRIES N.V.	MS	10/09/15	LIBOR-1M	36,350	575,308	115,306
BIESSE SPA	MS	10/09/15	LIBOR-1M	47,200	397,904	54,592
BOLLORE	MS	10/09/15	LIBOR-1M	(974)	(408,902)	(52,478)
BOUYGUES	MS	10/09/15	LIBOR-1M	(8,460)	(278,358)	(13,611)
BPOST SA	MS	10/09/15	LIBOR-1M	2,120	50,709	1,752
BRUNELLO CUCINELLI SPA	MS	10/09/15	LIBOR-1M	(2,450)	(48,244)	(1,400)
BUREAU VERITAS SA	MS	10/09/15	LIBOR-1M	(1,490)	(36,807)	(15)
CNH INDUSTRIAL NV	MS	10/09/15	LIBOR-1M	(70,700)	(545,911)	(29,737)
DUERR AG	MS	10/09/15	LIBOR-1M	7,410	486,844	31,653
ELMOS SEMICONDUCTOR AG	MS	10/09/15	LIBOR-1M	2,210	35,656	3,784
ENEL SPA	MS	10/09/15	LIBOR-1M	19,700	90,366	10,046
ERAMET	MS	10/09/15	LIBOR-1M	(460)	(42,092)	(635)
ETABLISSEMENTS MAUREL ET PROM	MS	10/09/15	LIBOR-1M	35,550	435,104	(10,070)
EURONEXT N.V.	MS	10/09/15	LIBOR-1M	3,523	85,436	3,238
EVS BROADCAST EQUIPMENT SA	MS	10/09/15	LIBOR-1M	(8,050)	(240,797)	(19,804)
FIERA MILANO SPA	MS	10/09/15	LIBOR-1M	(8,700)	(59,393)	(4,081)
GAMESA CORPORACION TECNOLOGICA SA	MS	10/09/15	LIBOR-1M	1,800	16,420	1,325
GENFIT	MS	10/09/15	LIBOR-1M	(5,180)	(233,395)	(32,071)
GUERBET GROUP	MS	10/09/15	LIBOR-1M	2,180	97,623	3,717
IBERDROLA SA	MS	10/09/15	LIBOR-1M	33,500	222,991	13,687
INDUSTRIA DE DISENO TEXTIL SA	MS	10/09/15	LIBOR-1M	(930)	(25,225)	(921)
INFINEON TECHNOLOGIES AG	MS	10/09/15	LIBOR-1M	2,700	24,118	2,058
INMOBILIARIA COLONIAL SA	MS	10/09/15	LIBOR-1M	(397,300)	(249,592)	(30,097)
INNATE PHARMACEUTICALS AB	MS	10/09/15	LIBOR-1M	(75,900)	(611,327)	(88,298)
IPSEN	MS	10/09/15	LIBOR-1M	380	17,148	925

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
KONINKLIJKE VOPAK NV	MS	10/09/15	LIBOR-1M	(4,690)	(231,438)	$(3,394)
LA DORIA S.P.A.	MS	10/09/15	LIBOR-1M	28,300	208,087	9,520
MELEXIS NV	MS	10/09/15	LIBOR-1M	—	—	(139)
MONTUPET SA	MS	10/09/15	LIBOR-1M	(1,200)	(69,881)	(23,231)
NN GROUP N.V.	MS	10/09/15	LIBOR-1M	2,270	62,997	1,734
NOKIAN RENKAAT OYJ	MS	10/09/15	LIBOR-1M	(2,140)	(65,782)	5,486
NORDEX AG	MS	10/09/15	LIBOR-1M	16,430	245,527	31,840
NSI N.V.	MS	10/09/15	LIBOR-1M	(55,200)	(267,452)	(6,768)
OCI N.V.	MS	10/09/15	LIBOR-1M	(18,360)	(584,151)	(54,983)
PAPELES Y CARTONES DE EUROPA SA	MS	10/09/15	LIBOR-1M	24,600	126,340	2,137
PEUGEOT SA	MS	10/09/15	LIBOR-1M	18,900	220,738	3,165
PIAGGIO & C. SPA	MS	10/09/15	LIBOR-1M	(52,300)	(138,284)	(7,780)
POSTNL N.V.	MS	10/09/15	LIBOR-1M	77,600	304,248	24,472
RCS MEDIAGROUP SPA	MS	10/09/15	LIBOR-1M	(13,300)	(15,239)	1,192
REMY COINTREAU S.A.	MS	10/09/15	LIBOR-1M	(3,260)	(223,202)	(8,663)
RHOEN-KLINIKUM AG	MS	10/09/15	LIBOR-1M	2,720	76,541	4,462
SAIPEM SPA	MS	10/09/15	LIBOR-1M	(6,060)	(115,382)	20,480
STRABAG SE	MS	10/09/15	LIBOR-1M	4,130	89,680	(354)
TECHNICOLOR	MS	10/09/15	LIBOR-1M	93,700	491,784	60,542
THROMBOGENICS NV	MS	10/09/15	LIBOR-1M	(12,600)	(110,071)	(2,080)
TKH GROUP N.V.	MS	10/09/15	LIBOR-1M	1,260	35,970	2,048
TUBACEX TUBOS INOXIDABLES S.A.	MS	10/09/15	LIBOR-1M	11,700	51,295	(1,620)
WIENERBERGER AG	MS	10/09/15	LIBOR-1M	6,400	77,756	(396)
WORLD DUTY FREE S.P.A.	MS	10/09/15	LIBOR-1M	(15,700)	(128,312)	(4,535)
YOOX SPA	MS	10/09/15	LIBOR-1M	(6,310)	(123,779)	7,324
ZELTIA S.A.	MS	10/09/15	LIBOR-1M	99,300	314,888	9,096
ABCAM PLC	MS	10/09/15	LIBOR-1M	105,000	632,944	38,142
AFREN PLC	MS	10/09/15	LIBOR-1M	50,100	62,123	(423)
ASOS PLC	MS	10/09/15	LIBOR-1M	(13,131)	(408,159)	(149,489)
AVANTI COMMUNICATIONS GROUP PLC	MS	10/09/15	LIBOR-1M	(21,900)	(67,933)	(14,966)
BERENDSEN PLC	MS	10/09/15	LIBOR-1M	26,740	400,638	31,091
BOOHOO.COM PLC	MS	10/09/15	LIBOR-1M	(46,886)	(32,986)	(1,432)
BOVIS HOMES GROUP PLC	MS	10/09/15	LIBOR-1M	35,480	462,923	14,690
BRAMMER PLC	MS	10/09/15	LIBOR-1M	(21,600)	(115,786)	3,222
BRIT PLC	MS	10/09/15	LIBOR-1M	10,400	39,078	2,502
BRITVIC PLC	MS	10/09/15	LIBOR-1M	48,200	476,289	48,016
BT GROUP PLC	MS	10/09/15	LIBOR-1M	40,200	233,712	2,431
CAIRN ENERGY PLC	MS	10/09/15	LIBOR-1M	27,200	64,348	(1,265)
DART GROUP PLC	MS	10/09/15	LIBOR-1M	8,500	35,068	417
DE LA RUE PLC	MS	10/09/15	LIBOR-1M	(42,300)	(348,323)	(5,052)
DERWENT LONDON PLC	MS	10/09/15	LIBOR-1M	2,840	123,970	10,934
DIALIGHT PLC	MS	10/09/15	LIBOR-1M	(6,960)	(89,642)	(6,064)
DRAGON OIL PLC	MS	10/09/15	LIBOR-1M	2,700	21,845	1,351
ENTERTAINMENT ONE LIMITED	MS	10/09/15	LIBOR-1M	49,300	243,816	2,983
FONEBAK PLC	MS	10/09/15	LIBOR-1M	(34,499)	(110,396)	(7,272)
FRESNILLO PLC	MS	10/09/15	LIBOR-1M	(29,400)	(377,148)	49,257
GAMING VC HOLDINGS S.A.	MS	10/09/15	LIBOR-1M	24,300	189,058	(638)
GLENCORE INTERNATIONAL PLC	MS	10/09/15	LIBOR-1M	(21,600)	(109,898)	(583)
GREGGS PLC	MS	10/09/15	LIBOR-1M	29,400	275,195	9,181
HARGREAVES LANSDOWN PLC	MS	10/09/15	LIBOR-1M	(19,040)	(277,802)	(24,650)
HUNTING PLC	MS	10/09/15	LIBOR-1M	2,600	30,347	225
ICAP PLC	MS	10/09/15	LIBOR-1M	(94,200)	(592,694)	(38,040)
IMAGINATION TECHNOLOGIES GROUP PLC	MS	10/09/15	LIBOR-1M	(35,500)	(110,252)	2,261
IP GROUP PLC	MS	10/09/15	LIBOR-1M	(27,000)	(86,343)	(3,047)
LADBROKES PLC	MS	10/09/15	LIBOR-1M	(89,000)	(173,940)	5,881
LONMIN PLC	MS	10/09/15	LIBOR-1M	(81,900)	(241,585)	12,671
LOOKERS PLC	MS	10/09/15	LIBOR-1M	209,500	408,676	59,357
MOTHERCARE PLC	MS	10/09/15	LIBOR-1M	(49,200)	(125,696)	(12,194)
NATIONAL GRID PLC	MS	10/09/15	LIBOR-1M	(19,690)	(274,692)	(16,833)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
PEARSON PLC	MS	10/09/15	LIBOR-1M	(3,960)	(71,993)	$(2,087)
POLYUS GOLD INTERNATIONAL LIMITED	MS	10/09/15	LIBOR-1M	(69,700)	(207,291)	(1,169)
RSA INSURANCE GROUP PLC	MS	10/09/15	LIBOR-1M	(6,700)	(49,076)	(2,700)
SERCO GROUP PLC	MS	10/09/15	LIBOR-1M	(44,000)	(201,986)	(7,520)
STOCK SPIRITS GROUP PLC	MS	10/09/15	LIBOR-1M	29,700	146,218	(1,392)
SVG CAPITAL PLC	MS	10/09/15	LIBOR-1M	7,300	48,037	1,810
THE BERKELEY GROUP PLC	MS	10/09/15	LIBOR-1M	3,040	107,327	3,465
THE GO-AHEAD GROUP PLC	MS	10/09/15	LIBOR-1M	4,330	169,348	5,049
XAAR PLC	MS	10/09/15	LIBOR-1M	(33,800)	(133,899)	(16,366)
XCHANGING PLC	MS	10/09/15	LIBOR-1M	2,300	6,574	400
AVANCE GAS HOLDINGS LTD.	MS	10/09/15	LIBOR-1M	5,950	102,812	(177)
AWILCO DRILLING PLC	MS	10/09/15	LIBOR-1M	2,990	41,169	787
BAKKAFROST P/F.	MS	10/09/15	LIBOR-1M	10,200	229,616	19,494
BORREGAARD ASA	MS	10/09/15	LIBOR-1M	31,054	179,366	36,793
NORWEGIAN AIR SHUTTLE ASA	MS	10/09/15	LIBOR-1M	(4,310)	(139,210)	291
NORWEGIAN PROPERTY ASA	MS	10/09/15	LIBOR-1M	(14,000)	(20,154)	(1,189)
RENEWABLE ENERGY CORPORATION ASA	MS	10/09/15	LIBOR-1M	(249,200)	(95,494)	(4,083)
SCHIBSTED ASA	MS	10/09/15	LIBOR-1M	(3,230)	(148,246)	(22,434)
SEADRILL LIMITED	MS	10/09/15	LIBOR-1M	(5,330)	(118,843)	(907)
SPAREBANK 1 NORD-NORGE	MS	10/09/15	LIBOR-1M	48,600	268,367	15,789
SUBSEA 7 S.A.	MS	10/09/15	LIBOR-1M	13,800	152,263	(3,876)
VEIDEKKE ASA	MS	10/09/15	LIBOR-1M	15,300	140,488	7,843
ABB NORDEN HOLDING AB	MS	10/09/15	LIBOR-1M	(4,630)	(107,774)	(13,850)
BANG & OLUFSEN A/S	MS	10/09/15	LIBOR-1M	(12,800)	(98,036)	(1,078)
BAVARIAN NORDIC AS	MS	10/09/15	LIBOR-1M	(3,173)	(93,886)	(4,437)
DFDS A/S	MS	10/09/15	LIBOR-1M	2,870	217,855	25,073
FLSMIDTH & CO. A/S	MS	10/09/15	LIBOR-1M	(2,020)	(88,770)	(2,764)
H. LUNDBECK A/S	MS	10/09/15	LIBOR-1M	(19,670)	(386,354)	(30,822)
NKT CABLES A/S	MS	10/09/15	LIBOR-1M	1,770	88,620	3,101
PANDORA A/S	MS	10/09/15	LIBOR-1M	270	21,488	1,233
AB VOLVO	MS	10/09/15	LIBOR-1M	(29,100)	(293,106)	(41,191)
ACTIVE BIOTECH AB	MS	10/09/15	LIBOR-1M	(13,900)	(40,432)	(1,589)
ARCAM AB.	MS	10/09/15	LIBOR-1M	(20,247)	(495,800)	27,388
AVANZA BANK AB	MS	10/09/15	LIBOR-1M	(7,290)	(217,320)	(13,960)
BERGMAN & BEVING AB	MS	10/09/15	LIBOR-1M	8,300	143,962	11,531
INTRUM JUSTITIA B.V.	MS	10/09/15	LIBOR-1M	3,120	91,828	(1,011)
KAPPAHL AB (PUBL)	MS	10/09/15	LIBOR-1M	67,800	353,149	22,645
LUCARA DIAMOND CORP	MS	10/09/15	LIBOR-1M	274,400	550,278	4,567
MEDA AB	MS	10/09/15	LIBOR-1M	4,600	60,674	(307)
NOLATO AB	MS	10/09/15	LIBOR-1M	634	13,957	667
OPUS PRODOX AB	MS	10/09/15	LIBOR-1M	(114,000)	(168,883)	(3,879)
RECIPHARM	MS	10/09/15	LIBOR-1M	1,090	16,918	2,226
SANDVIK AB	MS	10/09/15	LIBOR-1M	(52,300)	(544,475)	(27,976)
SEAMLESS DISTRIBUTION AB	MS	10/09/15	LIBOR-1M	(3,000)	(8,686)	313
TETHYS OIL AB	MS	10/09/15	LIBOR-1M	53,800	518,602	72,655
UGP LIMITED	MS	10/09/15	LIBOR-1M	590	29,694	4,142
ARPIDA	MS	10/09/15	LIBOR-1M	(258,300)	(313,942)	(13,622)
BARRY CALLEBAUT AG	MS	10/09/15	LIBOR-1M	(80)	(82,896)	(798)
BASILEA PHARMACEUTICA AG	MS	10/09/15	LIBOR-1M	(3,590)	(314,200)	(11,770)
BELIMO HOLDING AG	MS	10/09/15	LIBOR-1M	(7)	(16,216)	(1,135)
CONZZETA HOLDING	MS	10/09/15	LIBOR-1M	5	17,404	201
COSMO PHARMACEUTICALS S.P.A.	MS	10/09/15	LIBOR-1M	(4,218)	(611,850)	(52,559)
FORBO HOLDING AG	MS	10/09/15	LIBOR-1M	145	142,274	8,091
HELVETIA HOLDING AG	MS	10/09/15	LIBOR-1M	24	10,795	589
LONZA GROUP LTD.	MS	10/09/15	LIBOR-1M	3,718	417,254	(8,321)
MEYER BURGER TECHNOLOGY AG	MS	10/09/15	LIBOR-1M	(46,900)	(393,655)	(674)
RIETER HOLDING AG	MS	10/09/15	LIBOR-1M	3,426	639,099	(8,261)
SWISS LIFE HOLDING AG	MS	10/09/15	LIBOR-1M	2,104	456,360	25,236

						$712,493

For the year ended October 31, 2014, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
S&P 500 E-MINI	(24)	Dec-2014	$(110,755)
MSCI Emerging Market	28	Dec-2014	25,971
MSCI EAFE	5	Dec-2014	33,535
U.S. 10-Year Treasury Note	68	Dec-2014	7,738

			$(43,511)

For the year ended October 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $430,073,036.

*	Non-income producing security.
‡	Real Estate Investment Trust
†	Terms not available. Security is a swap on a futures contract.
(A)	All or a portion of this security is held as collateral for securities sold.
(B)	The rate reported is the 7-day effective yield as of October 31, 2014.
(C)	The rate reported is the effective yield at time of purchase.
(D)	Rate not available.

ADR — American Depositary Receipt

BAML — Bank of America Merrill Lynch

Cl — Class

EAFE — Europe, Australasia and Far East

FEDEF — Federal Funds Effective Rate

GS — Goldman Sachs

HKD — Hong Kong Dollar

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MS — Morgan Stanley

MSCI — Morgan Stanley Capital International

PLC _— Public Limited Company

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2014

The following is a list of the inputs used as of October 31, 2014, in valuing the Fund’s investments and other financial instruments carried at market value

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$250,114,254	$—	$—	$250,114,254
Common Stock	90,432,478	—	—	90,432,478
Preferred Stock	525,489	—	—	525,489
Warrants	—	24,936	—	24,936
Rights	—	625	—	625
U.S. Treasury Obligations	—	33,061,067	—	33,061,067
Short-Term Investment	25,151,992	—	—	25,151,992

Total Investments in Securities	$366,224,213	$33,086,628	$ _—	$399,310,841

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Rights	$—	$—	$—	$—
Warrants	—			—
Common Stock	(72,138,977)			(72,138,977)
Registered Investment Companies	(4,356,968)			(4,356,968)

Total Securities Sold Short Instruments	$(76,495,945)	$—	$—	$(76,495,945)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options/Swaptions	$898,200	$—	$—	$898,200
Written Options/Swaptions	(4,154,400)	—	—	(4,154,400)
Total Return Swaps *
Appreciation	—	5,771,967	—	5,771,967
Depreciation	—	(5,059,474)	—	(5,059,474)
Futures *
Appreciation	67,244	—	—	67,244
Depreciation	(110,755)	—	—	(110,755)

Total Other Financial Instruments	$(3,299,711)	$712,493	$—	$(2,587,218)

* Futures and Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2014, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2014

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 35.8%
	Shares	Value
ENERGY — 34.8%
Access Midstream Partners LP (A)	24,800	$1,544,792
Atlas Pipeline Partners (A)	7,800	286,260
Buckeye Partners LP	3,300	248,820
Capital Product Partners LP	4,840	44,673
Crestwood Midstream Partners LP (A)	34,452	685,250
DCP Midstream Partners LP	48,100	2,546,895
Enable Midstream Partners	3,300	79,728
Enbridge Energy Management	78,351	2,783,811
Energy Transfer Equity LP (A)	29,400	1,715,784
Energy Transfer Partners LP (A)	42,960	2,767,913
EnLink Midstream	3,800	144,020
Enterprise Products Partners LP (A)	112,500	4,151,250
Global Partners LP	10,000	408,800
Golar LNG Partners LP	8,070	292,053
Hoegh LNG Partners LP *	4,300	90,343
Holly Energy Partners LP	1,381	46,208
Kinder Morgan	63,000	2,438,100
Kinder Morgan Management *	40,338	3,837,786
KNOT Offshore Partners LP	9,700	233,479
Magellan Midstream Partners (A)	11,100	908,757
MarkWest Energy Partners LP (B)	44,200	3,096,210
MPLX	1,700	113,356
ONEOK	37,300	2,198,462
ONEOK Partners LP	24,250	1,239,175
Phillips 66	27,500	2,158,750
Phillips 66 Partners LP (B)	6,000	418,140
Plains All American Pipeline LP (A)	50,000	2,817,500
Plains GP Holdings, Cl A (A)	59,000	1,692,120
QEP Midstream Partners, Cl Limited Partnership	17,000	274,550

COMMON STOCK — continued
	Shares/Face Amount	Value
ENERGY (continued)
Regency Energy Partners LP	61,586	$1,847,580
Seadrill Partners	8,500	213,775
SemGroup, Cl A	11,050	848,088
Shell Midstream Partners *	4,600	154,974
Spectra Energy	14,500	567,385
Summit Midstream Partners LP	14,300	671,957
Sunoco Logistics Partners	12,000	572,760
Targa Resources	10,700	1,376,341
Targa Resources Partners LP (A)	14,600	891,768
Tesoro Logistics LP	1,000	56,300
USD Partners *	10,200	169,524
Valero Energy Partners (A)	400	17,080
VTTI Energy Partners	9,800	237,650
Western Gas Equity Partners LP	5,000	308,600
Western Gas Partners LP (A)	32,500	2,271,750
Williams Companies	43,500	2,414,685
Williams Partners LP (A)	47,900	2,469,245

		54,352,447

MATERIALS — 0.1%
SunCoke Energy Partners LP	6,000	155,880

UTILITIES — 0.9%
Abengoa Yield *	19,100	620,750
NRG Yield, Cl A	14,000	699,580

		1,320,330

Total Common Stock (Cost $44,949,900)	55,828,657

REGISTERED INVESTMENT COMPANIES — 29.5%
OPEN-END FUNDS — 29.5%
AQR Risk-Balanced Commodities Strategy Fund, Cl Institutional	1,717,980	13,486,139
PIMCO CommoditiesPlus Strategy, Cl Institutional	3,354,688	32,574,024

		46,060,163

Total Registered Investment Companies (Cost $53,701,215)	46,060,163

U.S. TREASURY OBLIGATIONS — 29.4%
U.S. Treasury Bonds 3.125%, 08/15/44	$340,000	344,197

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2014

U.S. TREASURY OBLIGATIONS — continued
	Face Amount(1)		Value

U.S. Treasury Inflation Protected Securities
3.875%, 04/15/29		1,200,886	$1,725,147
3.625%, 04/15/28		999,994	1,381,476
3.375%, 04/15/32		167,501	237,773
2.500%, 07/15/16		812,661	861,040
2.500%, 01/15/29		1,506,662	1,874,736
2.375%, 01/15/25		2,820,212	3,344,374
2.375%, 01/15/27		802,019	965,994
2.125%, 02/15/40		654,774	831,870
2.125%, 02/15/41		602,802	770,739
2.000%, 01/15/16		215,708	222,736
2.000%, 01/15/26		473,360	547,027
1.750%, 01/15/28		1,203,471	1,367,069
1.625%, 01/15/18		79,475	84,628
1.375%, 07/15/18		297,813	317,380
1.375%, 01/15/20		929,424	992,886
1.375%, 02/15/44		1,066,496	1,175,978
1.250%, 07/15/20		1,401,472	1,496,400
1.125%, 01/15/21		1,565,726	1,653,676
0.750%, 02/15/42		1,252,630	1,184,518
0.625%, 07/15/21		142,468	146,408
0.625%, 01/15/24		4,649,392	4,724,945
0.625%, 02/15/43		1,914,520	1,748,795
0.375%, 07/15/23		2,550,040	2,550,636
0.125%, 04/15/17		2,000,152	2,031,404
0.125%, 04/15/18		5,616,009	5,685,333
0.125%, 04/15/19		1,877,880	1,891,083
0.125%, 01/15/22		1,844,312	1,818,521
0.125%, 07/15/22		724,017	713,892
0.125%, 01/15/23		2,708,049	2,650,714
0.125%, 07/15/24		545,932	530,919

Total U.S. Treasury Obligations (Cost $47,046,405)			45,872,294

SOVEREIGN DEBT — 2.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.750%, 04/15/18	EUR	185,446	242,579
Deutsche Bundesrepublik Inflation Linked Bond 1.500%, 04/15/16	EUR	1,483,341	1,903,905
Italy Buoni Poliennali Del Tesoro
2.600%, 09/15/23	EUR	45,536	64,037
2.350%, 09/15/24 (B)	EUR	610,898	839,489
2.100%, 09/15/16	EUR	144,106	187,239

SOVEREIGN DEBT — continued
	Face Amount(1)/ Number of Rights/Shares/ Contracts		Value
Spain Government Inflation Linked Bond 0.550%, 11/30/19 (B)	EUR	270,000	$342,603
United Kingdom Gilt Inflation Linked 0.125%, 03/22/44	GBP	100,712	185,733

Total Sovereign Debt (Cost $3,982,036)			3,765,585

CORPORATE OBLIGATIONS — 0.5%
ENERGY — 0.5%
Hiland Partners 5.500%, 05/15/22 (B)		200,000	197,000
Midstates Petroleum 9.250%, 06/01/21		350,000	297,500
QEP Resources 5.250%, 05/01/23		250,000	243,125

			737,625

Total Corporate Obligations (Cost $800,000)			737,625

RIGHTS * — 0.0%
Kinder Morgan Escrow (Cost $ —)		49,280	—

SHORT-TERM INVESTMENT — 2.2%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (C) (Cost $3,497,968)		3,497,968	3,497,968

Total Investments — 99.8% (Cost $153,977,524)			$155,762,292

PURCHASED OPTIONS/SWAPTIONS * — (0.0)%
5-Year U.S. Treasury Note, Expires 11/22/14, Strike Price: $120.50		15	16,875
Euro Bond Future, Expires 11/22/14, Strike Price $149.50		8	1,604

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2014

PURCHASED OPTIONS/SWAPTIONS * — continued
	Contracts/ Notional Amount	Value
Euro Currency, Expires 11/22/14, Strike Price $1.28	885,000	$129
U.S. Bond Future, Expires 11/22/14, Strike Price $123.50	16	500
U.S. Bond Future, Expires 11/22/14, Strike Price $126.00	19	12,469
U.S. Bond Future, Expires 12/20/14, Strike Price $9,704	37	15,031
U.S. Bond Future, Expires 12/20/14, Strike Price $98.75	71	887
U.S. Bond Future, Expires 12/20/14, Strike Price $99.125	25	4,063

Total Purchased Options/Swaptions — 0.0% (Cost $52,786)		$51,558

WRITTEN OPTIONS/SWAPTIONS * — (0.0)%
5-Year U.S. Treasury Note, Expires 11/22/14, Strike Price: $121.50	(15)	(117)
Euro Currency, Expires 12/20/14, Strike Price $1.25	(595,000)	(9,423)
Goldman Sachs 3-Month LIBOR, Expires 06/20/15, Strike Rate 3.20%,	(1,600,000)	(13,063)
U.S. Bond Future, Expires 12/20/14, Strike Price $9,704	(37)	(3,238)
U.S. Bond Future, Expires 12/20/14, Strike Price $99.00	(52)	(25,025)

Total Written Options/ Swaptions — 0.0% (Proceeds $54,811)		$(50,866)

For the year ended October 31, 2014, the total amount of all open purchased options/swaptions and written options/swaptions, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
90-Day Euro$	21	Dec-2015	$439
90-Day Euro$	(7)	Dec-2017	(188)
90-Day Euro$	(20)	Jun-2015	(4,624)
Euro-Bobl	(1)	Dec-2014	(214)
Euro-BTP	(1)	Dec-2014	(1,404)

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
Euro-Bund	(2)	Dec-2014	$209
Japanese 10-Year Bond	(2)	Dec-2014	(14,358)
U.S. 10-Year Treasury Note	39	Dec-2014	(11,128)
U.S. 2-Year Treasury Note	6	Dec-2014	3,707
U.S. 5-Year Treasury Note	22	Dec-2014	(4,816)
U.S. Long Treasury Bond	(3)	Dec-2014	1,892
U.S. Ultra Long Treasury Bond	(24)	Dec-2014	(56,070)

			$(86,555)

For the year ended October 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2014, is as follows:

Counterparty	Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
UBS	11/6/14-12/4/14	GBP	230,000	USD	370,011	$2,141
Citi	11/6/14-12/15/14	EUR	6,563,750	USD	8,271,757	45,200
Citi	12/15/14	JPY	28,600,188	USD	255,000	249

						$47,590

For the year ended October 31, 2014, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by Fund at October 31, 2014, is as follows:

Interest Rate Swaps
							Swap Contracts, at Value
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount	Premiums Paid	Unrealized Depreciation	Asset	Liability
Goldman Sachs	3M LIBOR	3.58%	07/02/24	$600,000	$ 12	$ (14,512)	$ —	$ (14,500)
Goldman Sachs	3M LIBOR	3.58%	08/01/44	150,000	7	(2,696)	—	(2,689)

					$ 19	$ (17,208)	$ —	$ (17,189)

For the year ended October 31, 2014, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $156,141,639.

*	Non-income producing security.
(1)	In U.S. Dollars unless otherwise noted.
(A)	Securities considered Master Limited Partnership. At October 31, 2014, these securities amounted to $22,219,469, or 14.2% of Net Assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(C)	The rate reported is the 7-day effective yield as of October 31, 2014.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2014

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

USD — United States Dollar

The following is a list of the level of inputs used as of October 31, 2014, in valuing the Fund’s investments carried at market value

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$55,828,657	$—	$—	$55,828,657
Registered Investment Companies	46,060,163	—	—	46,060,163
U.S. Treasury Obligations	—	45,872,294	—	45,872,294
Sovereign Debt	—	3,765,585	—	3,765,585
Corporate Obligations	—	737,625	—	737,625
Rights	—	—	—	—
Short-Term Investment	3,497,968	—	—	3,497,968

Total Investments in Securities	$105,386,788	$50,375,504	$—	$155,762,292

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options/Swaptions	$51,558	$—	$—	$51,558
Written Options/Swaptions	(50,866)	—	—	(50,866)
Futures Contracts*
Appreciation	6,247	—	—	6,247
Depreciation	(92,802)	—	—	(92,802)
Forwards*
Appreciation	—	47,590	—	47,590
Interest Rate Swaps*
Depreciation	—	(17,208)	—	(17,208)

Total Other Financial Instruments	$(85,863)	$30,382	$—	$(55,481)

* Futures, forward foreign currency and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2014, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES

	Global Public Equity Fund	Income Opportunities Fund	Public Alternatives Fund	Real Assets Fund
Assets:
Investments, at Value †	$798,879,864	$161,786,411	$399,310,841	$155,762,292
Foreign Currency, at Value ††	1,440,369	—	810,526	—
Receivable from Prime Broker	—	—	104,483,453	—
Cash	—	—	170,195	—
Receivable for Investment Securities Sold	5,894,459	190,268	7,679,840	769,829
Reclaims Receivable	673,298	32,440	—	162
Dividends and Interest Receivable	617,356	1,115,791	375,494	465,345
Unrealized Appreciation on Forward Foreign Currency Contracts	577,680	—	—	47,590
Receivable for Capital Shares Sold	438,620	59,450	209,243	59,450
Prepaid Expenses	12,020	4,863	7,576	4,825
Unrealized Appreciation on Spot Foreign Currency Contracts	1,451	—	—	—
Cash Pledged as Collateral for Futures Contracts	—	151,276	—	148,300
Purchased Option/Swaption Contracts, at Value †††	—	—	898,200	51,558
Variation Margin Receivable	—	36,075	50,340	2,215
Swap Contracts, at value ††††††	—	—	9,473,101	—

Total Assets	808,535,117	163,376,574	523,468,809	157,311,566

Liabilities:
Payable for Investment Securities Purchased	4,827,364	33,031	6,904,416	874,824
Investment Advisory Fees Payable — Note 6	444,617	45,014	259,598	70,379
Accrued Foreign Capital Gains Tax	71,566	—	—	—
Unrealized Depreciation on Forward Foreign Currency Contracts	67,950	—	—	—
Shareholder Servicing Fees Payable	66,783	14,006	36,156	13,568
Payable due to Administrator	44,842	9,405	24,862	9,085
Payable due to Trustees	16,556	3,501	9,260	3,389
Chief Compliance Officer Fees Payable	9,022	1,908	5,046	1,847
Management Fees Payable — Note 6	6,511	1,366	3,610	1,319
Unrealized Depreciation on Spot Foreign Currency Contracts	4,323	—	235	5,907
Payable for Capital Shares Redeemed	599	89	35,306	84
Written Option/Swaption Contracts, at Value ††††	—	—	4,154,400	50,866
Securities Sold Short, at Value †††††	—	—	76,495,945	—
Swap Contracts, at Value	—	—	5,059,474	17,189
Variation Margin Payable	—	—	100,199	1,053
Stock Loan Fees Payable	—	—	155,110	—
Dividends Payable on Securities Sold Short	—	—	59,882	—
Foreign Currency Overdraft	—	—	—	25,378
Payable due to Custodian	—	—	4,930	—
Other Accrued Expenses	252,169	90,823	87,344	95,039

Total Liabilities	5,812,302	199,143	93,395,773	1,169,927

Net Assets	$802,722,815	$163,177,431	$430,073,036	$156,141,639

† Cost of Investments	$678,535,842	$154,149,980	$389,942,305	$153,977,524
†† Cost of Foreign Currency	1,467,248	—	813,546	—
††† Cost of Purchased Option/Swaption Contracts	—	—	189,108	52,786
†††† Proceeds from Written Option/Swaption Contracts	—	—	2,834,838	54,811
††††† Proceeds from Securities Sold Short	—	—	80,779,408	—
†††††† Swap premiums paid	—	—	3,701,134	19

NET ASSETS CONSIST OF:
Paid-in Capital	$621,248,577	$150,937,000	$413,050,930	$156,220,846
Undistributed (Distributions in Excess of) Net Investment Income	5,415,910	4,191,822	(368,815)	2,892,938
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	55,357,904	248,915	3,680,690	(4,697,121)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(71,566)	—	—	—
Net Unrealized Appreciation on Investments, Purchased Options/Swaptions, Written Options/Swaptions and Securities Sold Short	120,344,022	7,636,431	13,041,529	1,787,485
Net Unrealized Appreciation (Depreciation) on Futures Contracts	—	168,592	(43,511)	(86,555)
Net Unrealized Appreciation (Depreciation) on Swap Contracts	—	—	712,493	(17,208)
Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts and Foreign Currency Translations	427,968	(5,329)	(280)	41,254

Net Assets	$802,722,815	$163,177,431	$430,073,036	$156,141,639

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	61,008,102	14,951,096	41,161,113	15,922,424

Net Asset Value, Offering and Redemption Price Per Share	$13.16	$10.91	$10.45	$9.81

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended October 31, 2014

STATEMENTS OF OPERATIONS

	Global Public Equity Fund	Income Opportunities Fund	Public Alternatives Fund	Real Assets Fund
Investment Income
Dividends	$14,574,040	$2,540,651	$1,693,868	$1,885,347
Income Distributions from Registered Investment Companies	770,931	2,720,865	10,444,714	1,371,793
Interest	—	2,476,649	98,104	806,467
Less: Foreign Taxes Withheld	(735,534)	—	(66,730)	(132)

Total Investment Income	14,609,437	7,738,165	12,169,956	4,063,475

Expenses
Investment Advisory Fees — Note 6	5,212,575	498,451	1,637,461	759,803
Administration Fees — Note 5	522,930	107,115	266,604	103,212
Shareholder Servicing Fees — Note 5	381,711	78,195	194,609	75,358
Management Fees — Note 6	76,347	15,640	38,925	15,073
Trustees’ Fees	58,704	11,991	30,204	11,507
Chief Compliance Officer Fees	38,871	8,374	20,248	8,070
Custodian Fees	456,617	10,069	42,525	11,646
Legal Fees	118,895	24,526	63,324	23,747
Audit Fees	59,098	32,710	36,965	32,410
Transfer Agent Fees	54,752	32,394	41,025	32,633
Printing Fees	46,790	9,117	28,270	8,903
Registration Fees	17,134	10,115	16,863	10,411
Dividend Expense on Securities Sold Short — Note 2	—	—	624,279	—
Stock Loan Fees — Note 2	—	—	925,598	—
Insurance and Other Expenses	159,868	18,085	31,408	24,055

Total Expenses	7,204,292	856,782	3,998,308	1,116,828

Less:
Commission Recapture — Note 5	(26,651)	(1,593)	—	—

Net Expenses	7,177,641	855,189	3,998,308	1,116,828

Net Investment Income	7,431,796	6,882,976	8,171,648	2,946,647

Net Realized Gain (Loss) on:
Investments	57,688,448	2,223,485	15,421,926	(3,405,754)
Distributions from Registered Investment Companies	—	882,729	1,949,589	—
Securities Sold Short	—	—	(9,143,172)	—
Futures Contracts	—	180,630	33,154	(299,431)
Swap Contracts	—	—	(136,567)	(131,272)
Purchased Option/Swaption Contracts	—	—	(254,802)	(190,023)
Written Option/Swaption Contracts	—	—	(787,563)	52,900
Foreign Currency Transactions	(453,954)	(5,718)	(103,858)	341,958

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,712,246)	1,191,532	(2,499,080)	7,637,002
Securities Sold Short	—	—	6,699,013	—
Futures Contracts	—	288,371	(43,511)	(87,637)
Swap Contracts	—	—	712,493	13,406
Purchased Option/Swaption Contracts	—	—	734,826	2,247
Written Option/Swaption Contracts	—	—	(1,334,544)	28,986
Foreign Currency Transactions	520,465	(7,678)	(28)	16,192
Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	4,348	—	—	—

Net Realized and Unrealized Gain	50,047,061	4,753,351	11,247,876	3,978,574

Net Increase in Net Assets Resulting from Operations	$57,478,857	$11,636,327	$19,419,524	$6,925,221

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Public Equity Fund		Income Opportunities Fund
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013
Operations:
Net Investment Income	$7,431,796	$7,223,377	$6,882,976	$6,480,687
Net Realized Gain on Investments, Distributions from Registered Investment Companies, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	57,234,494	29,475,254	3,281,126	5,014,351
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(7,187,433)	119,156,345	1,472,225	5,505,533

Net Increase in Net Assets Resulting from Operations	57,478,857	155,854,976	11,636,327	17,000,571

Dividends and Distributions from:
Net Investment Income	(7,818,432)	(2,817,362)	(8,598,128)	(6,475,543)
Net Realized Gains	(29,997,748)	(2,222,636)	(2,636,524)	(3,671)
Return of Capital	—	—	(670,102)	—

Total Dividends and Distributions	(37,816,180)	(5,039,998)	(11,904,754)	(6,479,214)

Capital Share Transactions:
Issued	102,840,726	87,312,814	22,686,469	18,870,555
Reinvestment of Dividends	37,816,180	5,039,998	11,904,754	6,479,214
Redeemed	(89,835,946)	(62,054,333)	(15,351,946)	(13,600,793)

Net Increase in Net Assets from Capital Share Transactions	50,820,960	30,298,479	19,239,277	11,748,976

Total Increase in Net Assets	70,483,637	181,113,457	18,970,850	22,270,333

Net Assets:
Beginning of Year	732,239,178	551,125,721	144,206,581	121,936,248

End of Year	$802,722,815	$732,239,178	$163,177,431	$144,206,581

Undistributed Net Investment Income	$5,415,910	$5,790,190	$4,191,822	$2,333,188

Shares Issued and Redeemed:
Issued	7,996,942	7,904,485	2,075,173	1,790,537
Reinvestment of Dividends	3,058,395	484,671	1,098,321	616,512
Redeemed	(7,047,616)	(5,324,832)	(1,405,809)	(1,278,530)

Net Increase in Shares Outstanding from Share Transactions	4,007,721	3,064,324	1,767,685	1,128,519

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Public Alternatives Fund		Real Assets Fund
	Year ended October 31, 2014	Year ended October 31, 2013	Year ended October 31, 2014	Year ended October 31, 2013
Operations:
Net Investment Income	$8,171,648	$2,014,114	$2,946,647	$2,273,933
Net Realized Gain (Loss) on Investments, Distributions from Registered Investment Companies, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,978,707	(1,989,454)	(3,631,622)	1,973,804
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	4,269,169	9,439,003	7,610,196	(6,129,507)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,419,524	9,463,663	6,925,221	(1,881,770)

Dividends and Distributions from:
Net Investment Income	(7,855,349)	(3,191,067)	(2,206,139)	(2,366,621)
Net Realized Gains	—	—	(1,009,802)	(172,241)
Return of Capital	—	—	(2,549,086)	—

Total Dividends and Distributions	(7,855,349)	(3,191,067)	(5,765,027)	(2,538,862)

Capital Share Transactions:
Issued	78,171,914	51,388,814	25,274,276	22,628,144
Reinvestment of Dividends	7,855,349	3,191,067	5,765,028	2,538,862
Redeemed	(20,694,245)	(20,120,960)	(9,659,644)	(9,636,794)

Net Increase in Net Assets from Capital Share Transactions	65,333,018	34,458,921	21,379,660	15,530,212

Total Increase in Net Assets	76,897,193	40,731,517	22,539,854	11,109,580

Net Assets:
Beginning of Year	353,175,843	312,444,326	133,601,785	122,492,205

End of Year	$430,073,036	$353,175,843	$156,141,639	$133,601,785

Undistributed (Distributions in Excess of) Net Investment Income	$(368,815)	$(887,275)	$2,892,938	$1,762,623

Shares Issued and Redeemed:
Issued	7,686,437	5,072,739	2,547,311	2,285,822
Reinvestment of Dividends	771,206	317,519	575,747	258,975
Redeemed	(2,031,712)	(1,987,284)	(962,930)	(966,132)

Net Increase in Shares Outstanding from Share Transactions	6,425,931	3,402,974	2,160,128	1,578,665

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

FINANCIAL HIGHLIGHTS

For the year or period ended October 31,

For a share outstanding throughout the period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2014	$12.85	$0.13	$0.85	$0.98	$(0.14)	$(0.53)	$—	$(0.67)	$13.16	7.96%	$802,723	0.94%	0.95%	0.97%	75%
2013	$10.22	$0.13	$2.59	$2.72	$(0.05)	$(0.04)	$—	$(0.09)	$12.85	26.84%	$732,239	0.97%	0.98%	1.11%	82%
2012#	$10.00	$0.01	$0.21	$0.22	$—	$—	$—	$—	$10.22	2.20%	$551,126	1.11%	1.11%	0.56%	17%

Income Opportunities Fund
2014	$10.94	$0.48	$0.34	$0.82	$(0.60)	$(0.20)	$(0.05)	$(0.85)	$10.91	7.73%	$163,177	0.55%	0.55%	4.40%	17%
2013	$10.12	$0.51	$0.82	$1.33	$(0.51)	$—	$—	$(0.51)	$10.94	13.42%	$144,207	0.50%	0.52%	4.76%	63%
2012#	$10.00	$0.06	$0.08	$0.14	$(0.02)	$—	$—	$(0.02)	$10.12	1.37%	$121,936	0.75%	0.75%	3.44%	0%

Public Alternatives Fund
2014	$10.17	$0.21	$0.29	$0.50	$(0.22)	$—	$—	$(0.22)	$10.45	4.98%	$430,073	1.03%‡	1.03%	2.10%	153%
2013	$9.97	$0.06	$0.24	$0.30	$(0.10)	$—	$—	$(0.10)	$10.17	3.02%	$353,176	1.05%‡	1.05%	0.60%	109%
2012#	$10.00	$—	$(0.03)	$(0.03)	$—	$—	$—	$—	$9.97	(0.30)%	$312,444	1.38%‡	1.38%	(0.14)%	19%

Real Assets Fund
2014	$9.71	$0.20	$0.28	$0.48	$(0.14)	$(0.07)	$(0.17)	$(0.38)	$9.81	4.94%	$156,142	0.74%	0.74%	1.96%	81%
2013	$10.05	$0.17	$(0.32)	$(0.15)	$(0.18)	$(0.01)	$—	$(0.19)	$9.71	(1.45)%	$133,602	0.78%	0.78%	1.78%	50%
2012#	$10.00	$0.04	$0.02	$0.06	$(0.01)	$—	$—	$(0.01)	$10.05	0.63%	$122,492	1.05%	1.05%	2.10%	7%

#	The Funds commenced operations on August 30, 2012. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
@	Amount represents less than $0.01.
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
‡	Excluding dividend expense, broker fees, and interest on short sales, the ratio of expenses to average net assets would have been 0.63%, 0.67% and 0.84%, respectively.

Amounts designated as (“—”) are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Cornerstone Advisors Funds. The Cornerstone Advisors Funds include the Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund”), Cornerstone Advisors Income Opportunities Fund (the “Income Opportunities Fund”), Cornerstone Advisors Public Alternatives Fund (the “Public Alternatives Fund”), and Cornerstone Advisors Real Assets Fund (“Real Assets Fund”) (each a “Fund” and collectively the “Funds”). The Funds commenced operations on August 30, 2012. Each of the Cornerstone Funds is classified as a “non-diversified” investment company under the 1940 Act. The Global Public Equity Fund seeks capital appreciation. The Income Opportunities Fund seeks current income. The Public Alternatives Fund seeks capital appreciation with lower correlation to traditional global fixed income and public equity markets. The Real Assets Fund seeks capital appreciation and, as a secondary objective, current income. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements of the remaining funds of the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long securities, and the most recent quoted ask price for securities sold short. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized third-party independent pricing agents.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Cornerstone Advisors, Inc., (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Global Public Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

Securities for which market prices are not “readily available” are valued in good faith in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

•	Level 1 Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

For the year ended October 31, 2014, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the 3 open tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

During the year ended October 31, 2014, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Security Transactions, Dividend and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis: (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — The Funds will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the Adviser or sub-adviser(s). Currency hedging, if utilized, is done to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser or sub-adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedules of Investments or the Statements of Assets and Liabilities.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Futures Contracts — The Income Opportunities Fund, Public Alternatives Fund and Real Assets Fund each utilized futures contracts during the year ended October 31, 2014. To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2014, if applicable.

Options/Swaptions Written/Purchased — The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option/swaption is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that a Fund pays a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Real Assets Fund had open option/swaption contracts as of October 31, 2014, as disclosed in the Funds’ Schedule of Investments.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Securities Sold Short — As consistent with each Fund’s investment objectives, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, that Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund’s short positions. As of October 31, 2014, the Public Alternatives Fund had open short positions.

In accordance with the terms of its prime brokerage agreement, the Public Alternatives Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Public Alternatives Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Public Alternatives Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty brokers, Goldman Sachs & Co. and Morgan Stanley & Co. LLC, and pledged securities held at the custodian, Citibank N.A. The collateral required is determined daily by reference to the market value on short positions.

The Public Alternatives Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2014, the Public Alternatives Fund and Real Assets Fund each have entered into swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2014 the Public Alternatives Fund swap agreements were with three counterparty’s and Real Assets Fund swap agreements were with one counterparty.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of October 31, 2014, was as follows:

	Asset Derivatives			Liability Derivatives
	Year Ended October 31, 2014			Year Ended October 31, 2014
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments:
Public Alternatives Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$59,506	*	Net Assets — Unrealized depreciation on futures contracts	$110,755	*
	Net Assets — Unrealized appreciation on swap contracts	5,771,967		Net Assets — Unrealized depreciation on swap contracts	5,059,474
	Purchased options/swaptions contracts, at Value	898,200		Written options/swaptions contracts, at Value	4,154,400
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	7,738	*	Net Assets — Unrealized depreciation on futures contracts	—	*

Total Derivatives not accounted for as hedging instruments		$6,737,411			$9,324,629

Real Asset Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$47,590		Unrealized depreciation on forward foreign currency contracts	$—
	Purchased options/swaptions contracts, at Value	129		Written options/swaptions contracts, at Value	9,423
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	6,247	*	Net Assets — Unrealized depreciation on futures contracts	92,802	*
	Net Assets — Unrealized appreciation on swap contracts	—		Net Assets — Unrealized depreciation on swap contracts	17,208	†
	Purchased options/swaptions contracts, at Value	51,429		Written options/swaptions contracts, at Value	41,443

Total Derivatives not accounted for as hedging instruments		$105,395			$160,876

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments. Market value is reported within the Statement of Assets and Liabilities for swap contracts that have paid premiums and variation margin for centrally cleared swaps.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options/Swaptions	Written Options/Swaptions	Total
Public Alternatives Fund
Equity contracts	$28,631	$—	$—	$(254,802)	$(787,563)	$(1,013,734)
Interest rate contracts	4,523	—	(136,567)	—	—	(132,044)
Total	$33,154	$—	$(136,567)	$(254,802)	$(787,563)	$(1,145,778)

Real Assets Fund
Foreign exchange contracts	$—	$1,498,970	$—	$(17,040)	$19,035	$1,500,965
Interest rate contracts	(299,431)	—	(131,272)	(172,983)	33,865	(569,821)
Total	$(299,431)	$1,498,970	$(131,272)	$(190,023)	$52,900	$931,144

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options/Swaptions	Written Options/Swaptions	Total
Public Alternatives Fund
Equity contracts	$(51,249)	$—	$712,493	$734,826	$(1,334,544)	$61,526
Interest rate contracts	7,738	—	—	—	—	7,738
Total	$(43,511)	$—	$712,493	$734,826	$(1,334,544)	$69,264
Real Assets Fund
Foreign exchange contracts	$—	$22,256	$—	$8,175	$(12,319)	$18,112
Interest rate contracts	(87,637)	—	13,406	(5,928)	41,305	(38,854)
Total	$(87,637)	$22,256	$13,406	$2,247	$28,986	$(20,742)

Written option and swaption transactions entered into during the year ended October 31, 2014 are summarized as follows:

Fund	Written Options		Swaptions

Public Alternatives Fund	Number of Contracts	Premium
Balance as of October 31, 2013	747	$25,560
Written	1,578	5,994,014
Expired	(384)	(18,503)
Closing buys	(1,401)	(3,166,233)
Balance as of October 31, 2014	540	$2,834,838

Real Assets Fund	Number of Contracts	Premium	Notional Amount	Premium
Balance as of October 31, 2013	20	$6,030	$2,425,000	$15,375
Written	237	50,172	2,880,000	42,994
Expired	(85)	(20,676)	(1,510,000)	(19,035)
Closing buys	(68)	(15,729)	(1,600,000)	(4,320)
Balance as of October 31, 2014	104	$19,797	$2,195,000	$35,014

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following tables present a Funds derivative assets and liabilities by counterparty net of amount available for offset under an MNA and net of the related collateral received and pledged by a Fund as of October 31, 2014:

Public Alternatives Fund
Type	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Collateral Received	Net Amount‡
Total return swaps**	$5,771,967	$(5,059,474)	$712,493	$—	$712,493
	$5,771,967	$(5,059,474)	$712,493	$—	$712,493
Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Collateral Pledged†	Net Amount
Total return swaps**	$5,059,474	$(5,059,474)	$—	$—	$—
Short sales	76,495,945	—	76,495,945	(76,495,945)	—
	$81,555,419	$(5,059,474)	$76,495,945	$(76,495,945)	$—

Real Assets Fund
Type	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Collateral Pledged†	Net Amount
Interest rate swaps	$17,189	$—	$17,189	$(17,189)	$—
	$17,189	$—	$17,189	$(17,189)	$—

**Amounts	presented represent unrealized appreciation/(depreciation) on total return swap in the capital section of the Statement of Assets and Liabilites. The Statement of Assets and Libailites also includes amounts for market value and premiums paid on fully funded total return swap contracts.
†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
‡	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $250 million, 0.10% of the next $100 million, 0.08% of the next $100 million, 0.06% of the next $100 million, and 0.05% of any amount above $550 million of the Funds’ average daily net assets, subject to a minimum fee of $800,000 plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds and the Distributor are parties to a Commission Recapture Agreement. The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Global

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Public Equity Fund and the Income Opportunities Fund had expenses reduced by $26,651 and $1,593, respectively, which was used to pay operating expenses. This amount is labeled as “Commission Recapture” on the Statement of Operations.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Fund’s average daily net assets. The funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Citibank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the overall investment adviser to the Funds. The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for the Funds except for allocating Fund assets directly to affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds’ assets among strategies and sub-advisers and/or Underlying Funds. Each of the Funds is authorized by the Board of Trustees to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser receives an annual fee of 0.01% of each of the Fund’s average net assets. The fees that the Adviser receives are labeled as “Management Fees” on the Statements of Operations. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee directly to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on the specified percentage of that portion of the Fund’s assets allocated to that sub-adviser. The fees that each sub-adviser receives directly are labeled as “Investment Advisory Fees” on the Statements of Operations.

As of October 31, 2014, the Adviser has entered into investment sub-advisory agreements with the following parties:

Global Public Equity Fund
Acadian Asset Management LLC
Allianz Global Investors Capital LLC
Cramer Rosenthal McGlynn LLC
Driehaus Capital Management LLC — Emerging Markets Growth
Driehaus Capital Management LLC — International Small Cap Growth
Fairpointe Capital LLC
Harris Associates LP
LSV Asset Management — Global Concentrated
LSV Asset Management — Micro Cap
Marsico Capital Management LLC
Numeric Investors LLC
Parametric Portfolio Associates LLC
Phocas Financial Corporation
Thornburg Investment Management Inc.
Turner Investments LP

Income Opportunities Fund
OFI SteelPath, Inc.
Strategic Income Management LCC

Public Alternatives Fund
AJO, LP
AlphaSimplex Group, LLC
ClariVest Asset Management LLC
Numeric Investors LLC
Wells Fargo Portfolio Risk Advisors

Real Assets Fund
BlackRock Financial Management LLC
Kayne Anderson Capital Advisors LP

7. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, short sales and purchases to cover for the year ended October 31, 2014, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Global Public Equity Fund	$569,080,694	$562,406,391	$—	$—
Income Opportunities Fund	44,008,598	26,193,896	—	—
Public Alternatives Fund	288,366,772	304,051,800	16,831,517	—
Real Assets Fund	96,548,481	82,265,883	38,548,324	34,093,952

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The following permanent differences primarily attributable to the tax treatment of PFIC’s, MLP basis adjustments, foreign currency gain (loss) REIT adjustments, reclass of distribution, non-deductible Excise Tax and the IRC 263(h) adjustment have been reclassified to/from the following accounts during the year ended October 31, 2014:

	Increase in Undistributed Net Investment Income	Decrease in Accumulated Realized Gain	Decrease in Paid-in Capital
Global Public Equity Fund	$12,356	$(12,356)	$—
Income Opportunities Fund	3,573,786	(3,573,786)	—
Public Alternatives Fund	202,161	(195,077)	(7,084)
Real Assets Fund	389,807	(377,424)	(12,383)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2014 and October 2013, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Global Public Equity Fund
2014	$29,735,214	$8,080,966	$—	$37,816,180
2013	5,039,998	—	—	5,039,998
Income Opportunities Fund
2014	8,610,068	2,624,584	670,102	11,904,754
2013	6,479,214	—	—	6,479,214
Public Alternatives Fund
2014	7,855,349	—	—	7,855,349
2013	3,191,067	—	—	3,191,067
Real Assets Fund
2014	2,583,574	632,367	2,549,086	5,765,027
2013	2,501,688	37,174	—	2,538,862

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Current Year Late-Year Loss Deferral	Capital Loss Carryforwards Short-Term	Unrealized Appreciation	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Global Public Equity Fund	$15,998,529	$48,890,519	$—	$—	$117,091,407	$(506,217)	$181,474,238
Income Opportunities Fund	—	—	—	—	12,250,354	(9,923)	12,240,431
Public Alternatives Fund	—	4,108,007	(219,164)	—	12,487,180	646,083	17,022,106
Real Assets Fund	—	—	—	(3,761,146)	4,006,677	(324,738)	(79,207)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. The Real Assets Fund has a total of $3,761,146 of short-term capital losses that may be carried forward indefinitely. The Public Alternatives Fund utilized $1,214,208 of short-term capital losses to offset capital gains during the fiscal year.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short, held by the Funds at October 31, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Global Public Equity Fund	$682,144,856	$141,270,498	$(24,535,490)	$116,735,008
Income Opportunities Fund	149,699,314	14,051,939	(1,964,842)	12,087,097
Public Alternatives Fund	391,165,352	16,598,754	(8,453,265)	8,145,489
Real Assets Fund	151,713,027	11,495,553	(7,446,288)	4,049,265

9. Concentration of Risk:

In the normal course of business, the Global Public Equity Fund, the Income Opportunities Fund, the Public Alternatives Fund, and the Real Assets Fund, invest substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Funds may be affected by events in these industries. The Funds’ Prospectus provides a description of concentration and risk associated with the different investments in the underlying funds.

10. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Other:

At October 31, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Global Public Equity Fund	1	100%
Income Opportunities Fund	1	100%
Public Alternatives Fund	1	100%
Real Assets Fund	1	100%

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of:

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund (collectively, the “Funds”) each a portfolio comprising The Advisors’ Inner Circle Funds as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund each a portfolio comprising The Advisors’ Inner Circle Funds, as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

December 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be interested persons of the Trust are referred to as Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be interested persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-762-1442. The following chart lists Trustees and Officers as of October 31, 2014.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT BOARD MEMBERS[3,4]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
JOSEPH T. GRAUSE JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013.

BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[5]
INDEPENDENT BOARD MEMBERS[3,4]

BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013.

OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006, SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012, SEI Insurance Products Trust and The KP Funds since 2013, The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.	None.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None.
EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008 – 2010. AML SEI Private Trust Company 2010 – 2011. AML Manager of SEI Investments 2011 – 2013. AML and Privacy Officer 2013.	None.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney — SEI Investments Company since 2001	None.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012 – present). Associate Counsel, The Glenmede Trust Company (2011 – 2012). Associate, Drinker Biddle & Reath LLP (2006 – 2011).	None.
JOHN Y. KIM 33 yrs. old	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014 – present). Associate Stradley Ronon Stevens & Young (2009 – 2014).	None.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The Expenses Paid During Period column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the Ending Account Value number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the Expense Paid During Period column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes NOT your Fund’s actual return, the account values shown do not apply to your specific investment.

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Annualized Expense Ratios	Expenses Paid During Period*
Global Public Equity Fund

Actual Fund Return	$1,000.00	$1,027.30	0.94%	$4.80
Hypothetical 5% Return	$1,000.00	$1,020.47	0.94%	$4.79
Income Opportunities Fund

Actual Fund Return	$1,000.00	$1,030.00	0.55%	$2.81
Hypothetical 5% Return	$1,000.00	$1,022.43	0.55%	$2.80
Public Alternatives Fund (1)

Actual Fund Return	$1,000.00	$1,036.70	1.03%	$5.29
Hypothetical 5% Return	$1,000.00	$1,020.01	1.03%	$5.24
Real Assets Fund

Actual Fund Return	$1,000.00	$988.90	0.74%	$3.71

Hypothetical 5% Return	$1,000.00	$1,021.48	0.74%	$3.77

* Expenses are equal to the Funds’ annualized expense ratio, (including dividend expense and brokerage fees on short sales(1)), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown.)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on May 13, 2014 and August 12, 2014 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the Advisory Agreement between Cornerstone Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and

•

the Sub-Advisory Agreements between the Adviser and certain sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the following table:

Sub-Adviser	Fund
Acadian Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
Allianz Global Investors U.S. LLC	Cornerstone Advisors Global Public Equity Fund
AlphaSimplex Group, LLC	Cornerstone Advisors Public Alternatives Fund
BlackRock Financial Management, LLC	Cornerstone Advisors Real Assets Fund
ClariVest Asset Management LLC	Cornerstone Advisors Public Alternatives Fund
Cramer Rosenthal McGlynn LLC	Cornerstone Advisors Global Public Equity Fund
Driehaus Capital Management LLC	Cornerstone Advisors Global Public Equity Fund
Fairpointe Capital LLC	Cornerstone Advisors Global Public Equity Fund
Harris Associates L.P.	Cornerstone Advisors Global Public Equity Fund
Kayne Anderson Capital Advisors, L.P.	Cornerstone Advisors Real Assets Fund
LSV Asset Management	Cornerstone Advisors Global Public Equity Fund
Marsico Capital Management, LLC	Cornerstone Advisors Global Public Equity Fund
OFI SteelPath, Inc.	Cornerstone Advisors Income Opportunities Fund
Parametric Portfolio Associates LLC	Cornerstone Advisors Global Public Equity Fund
Phocas Financial Corporation	Cornerstone Advisors Global Public Equity Fund
Thornburg Investment Management Inc.	Cornerstone Advisors Global Public Equity Fund
Turner Investments, L.P.	Cornerstone Advisors Global Public Equity Fund

In preparation for the meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meetings and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance systems; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meetings to help the Trustees evaluate the Adviser’s and the

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect any economies of scale being realized by the Adviser and the Sub-Advisers for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel and the resources of the Adviser and the Sub-Advisers. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment approach for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were provided to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Advisers

The Board was provided with information regarding the Funds’ performance since the Agreements were approved, as well as information regarding the Funds’ performance over other time periods including since their inception. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees considered reasons for the underperformance of the Cornerstone Advisors Public Alternatives Fund and the Cornerstone Advisors Real Assets Fund, and certain Sub-Advisers, relative to their benchmarks and/or peer groups and the steps recently taken by the Adviser and Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Sub-Advisers to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Advisers’ commitment to managing the Funds.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND SUB-ADVISORY AGREEMENT WITH NUMERIC INVESTORS LLC (unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

On September 5, 2014, Numeric Holdings LLC, the ultimate parent company of Numeric Investors LLC (the “Sub-Adviser”), was acquired by an indirect subsidiary of Man Group plc. In anticipation of this change in control of the Sub-Adviser under the 1940 Act resulting in the assignment, and automatic termination, of the prior sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Cornerstone Advisors Global Public Equity Fund (the “Prior Sub-Advisory Agreement”), a Board meeting was held on August 12, 2014 (the “August 2014 Meeting”) to decide whether to approve a new sub-advisory agreement between the Adviser and the Sub-Adviser, on behalf of the Cornerstone Advisors Global Public Equity Fund (the “New Sub-Advisory Agreement”).

At the August 2014 Meeting, the Board concluded it was reasonable to take into account the conclusions that the Board made when considering and evaluating the initial approval of the Prior Sub-Advisory Agreement, at a Board meeting held on May 15, 2013 (the “Initial Approval Meeting”), as part of its considerations to approve the New Sub-Advisory Agreement.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s initial approval of the Prior Sub-Advisory Agreement at the Initial Approval Meeting and the conclusions made by the Board when determining to approve the Prior Sub-Advisory Agreement.

Prior to the Initial Approval Meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Prior Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Fund presented or submitted to the Board at the Initial Approval Meeting, to help them decide whether to approve the Prior Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the Sub-Adviser’s investment management personnel; (iii) the Sub-Adviser’s operations and financial condition; (iv) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Sub-Adviser and overall fees and operating expenses; (vi) the Sub-Adviser’s compliance systems; (vii) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Sub-Adviser’s investment experience; (ix) the Adviser’s rationale for recommending the Sub-Adviser; and (x) the Sub-Adviser’s performance in managing similar accounts.

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Initial Approval Meeting to help the Trustees evaluate the Sub-Adviser’s services, fee and other aspects of the Prior Sub-Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Adviser.

At the Initial Approval Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Fund, approved the Prior Sub-Advisory Agreement. In considering the approval of the Prior Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; and (ii) the fees to be paid to the Sub-Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Adviser

In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Sub-Adviser to the Fund, including the quality and continuity of the Sub-Adviser’s portfolio management personnel and the resources of the Sub-Adviser. The Trustees reviewed the terms of the proposed Prior Sub-Advisory Agreement. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser. The most recent investment adviser registration form (“Form ADV”) for the Sub-Adviser was provided to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

The Trustees also considered other services to be provided to the Fund by the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Sub-Adviser. The Trustees also reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Adviser. The Board also considered the Sub-Adviser’s commitment to managing the Fund.

At the Initial Approval Meeting, the Sub-Adviser was new to the Fund and had not managed Fund assets. Therefore, the Sub-Adviser did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Fund grew. Accordingly, the Trustees determined to make conclusions during future renewal considerations regarding the Sub-Adviser’s investment performance, the Sub-Adviser’s profitability, and the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Fund grow.

As stated above, at the August 2014 Meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Sub-Advisory Agreement. The Board’s conclusion in this regard was based on the fact that the terms of the New Sub-Advisory Agreement are identical to the terms of the Prior Sub-Advisory Agreement, as reviewed by the Board, except for the date. Further, the Board’s conclusion in this regard was based on the fact that the New Sub-Advisory Agreement does not change either (i) the advisory fees payable by the Fund to the Sub-Adviser, or (ii) the day-to-day investment management services that the Sub-Adviser will provide to the Fund. The Board’s conclusion in this regard also was based on the Sub-Adviser’s representations that there are no anticipated changes in (i) the portfolio managers of the Fund and (ii) the nature, extent and quality of the services the Sub-Adviser provides to the Fund, in connection with the change of control of the Sub-Adviser.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement, including the fee to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreement. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

BOARD CONSIDERATIONS IN APPROVING THE CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND SUB-ADVISORY AGREEMENT WITH AJO, LP, NUMERIC INVESTORS LLC, AND WELLS FARGO PORTFOLIO RISK ADVISORS (unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

Board meetings were held on May 13, 2014 and August 12, 2014 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

•	the Sub-Advisory Agreement between the Adviser and AJO, LP (“AJO”) on behalf of the Fund;

•	the Sub-Advisory Agreement between the Adviser and Numeric Investors LLC (“Numeric”) on behalf of the Fund; and

•	the Sub-Advisory Agreement between the Adviser and Wells Fargo Portfolio Risk Advisors (“Wells Fargo”, and, together with AJO and Numeric, the “Sub-Advisers”) on behalf of the Fund.

In preparation for the meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the meetings, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fees to be paid to the Sub-Advisers and overall fees and operating expenses; (vi) the Sub-Advisers’ compliance systems; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers’ investment experience; (ix) the Adviser’s rationale for recommending the Sub-Advisers; and (x) the Sub-Advisers’ performance in managing similar accounts.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meetings to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Fund, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to the Sub-Advisers, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Fund, including the quality and continuity of the Sub-Advisers’ portfolio management personnel and the resources of the Sub-Advisers. The Trustees reviewed the terms of the proposed Agreements. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers were provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers would be satisfactory.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

Costs of Advisory Services

In considering the advisory fees payable by the Fund to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Sub-Advisers. The Trustees also reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers. The Board also considered the Sub-Advisers’ commitment to managing the Fund.

Because the Sub-Advisers are new to the Fund and have not managed Fund assets, they did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Fund, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the Agreements.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years and recommend the approval of the Agreements to the Fund’s shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

NOTICE TO SHAREHOLDERS (unaudited)

PLACEHOLDER FOR TAX

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2014, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)
Global Public Equity Fund	0.00%	21.37%	78.63%	100.00%	18.82%	44.55%	0.00%	0.08%	100.00%
Income Opportunities Fund	5.63%	22.05%	72.32%	100.00%	7.58%	4.20%	0.00%	13.76%	100.00%
Public Alternatives Fund	0.00%	0.00%	100.00%	100.00%	27.35%	41.32%	0.00%	0.09%	0.00%
Real Assets Fund	44.22%	10.97%	44.81%	100.00%	27.48%	27.39%	7.79%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2014

SHAREHOLDER VOTES (unaudited)

A Special Meeting of the Shareholders of the Cornerstone Advisors Public Alternatives Fund (the “Fund”) was held on June 27, 2014 for the purpose of considering a new Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and AJO, LP with respect to the Fund the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	34,374,203	88.41%	99.94%
Against	0	0	0
Abstain	21,553	0.06	0.06%
Total	34,395,756	88.47%	100.00%

A Special Meeting of the Shareholders of the Cornerstone Advisors Public Alternatives Fund (the “Fund”) was held on June 27, 2014 for the purpose of considering a new Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC with respect to the Fund the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	34,374,203	88.41%	99.94%
Against	0	0	0
Abstain	21,553	0.06	0.06%
Total	34,395,756	88.47%	100.00%

A Special Meeting of the Shareholders of the Cornerstone Advisors Public Alternatives Fund (the “Fund”) was held on September 29, 2014 for the purpose of considering a new Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and Numeric Investors LLC with respect to the Fund the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	35,306,257	87.7%	100.00%
Against	0	0	0
Abstain	0	0	0
Total	35,306,257	87.7%	100.00%

Cornerstone Advisors Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

1-888-762-1442

Investment Adviser

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis, Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$112,800	$0	$0	$131,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$24,800	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$23,755	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$595,010	N/A	N/A	$489,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$10,166	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	$199,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$34,500	N/A	N/A	$71,070	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $25,000 and $48,555 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $79,100 and $90,266 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $34,500 and $71,070 for 2014 and 2013, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.